                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Rochester Telephone Corporation

                (Name of Registrant as Specified In Its Charter)

                        Rochester Telephone Corporation

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        --------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        --------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        --------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        --------------------------------------------------------------------

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
        $125
        --------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
        Schedule 14A (File No. 1-4166)
        --------------------------------------------------------------------

    (3) Filing Party:
        Rochester Telephone Corporation
        --------------------------------------------------------------------

    (4) Date Filed:
        August 19, 1994
        --------------------------------------------------------------------

- - --------------------------------------------------------------------------------

Rochester Tel Center
Rochester, New York 14646-0700

Ronald L. Bittner
Chairman, President & CEO


(LOGO OF ROCHESTER TELEPHONE CORPORATION)

                                                          November 18, 1994

Dear Shareowners:

  On behalf of your Board of Directors and management, I am pleased to invite you to attend a Special Meeting of Common Shareowners to be held on Monday, December 19, 1994, at 9:30 a.m., at The Pierre Hotel, Two East 61st Street, New York, New York 10021.

  At this meeting you will be asked to consider a proposal relating to the Company's "Open Market Plan", which is designed to enable the Company to better respond to the rapidly evolving competitive environment. The details of this plan, including the formation of a holding company and related amendments to the Company's Restated Certificate of Incorporation, are presented under Proposal 1 of the attached Proxy Statement. You are also being asked to approve four other amendments to the Company's Restated Certificate of Incorporation which would increase the Company's authorized common stock, authorize a new class of preferred stock, permit the redemption of shares of common stock to prevent the loss of a governmental license and change the name of the Company to Frontier Corporation. Please refer to Proposals 2, 3, 4 and 5 of the Proxy Statement.

  Competition is changing the telecommunication industry forever. We are rapidly moving into an era in which communications firms will provide a full range of services to all customers, both residential and business. It is a time for the leaders to lead, and the followers to follow. I believe you know by now which role we intend to play.

  In recognition of this changing environment, the Company has taken a proactive approach to the way we are structured, and the way we plan to deliver and integrate services in the Rochester marketplace. As part of the Open Market Plan, the Company will be reorganized into an unregulated parent holding company. In that connection, the Company itself will no longer directly conduct its telephone operations in the Rochester, New York market. Instead, these operations will be conducted by two new wholly-owned subsidiaries of the Company. One subsidiary will be a regulated provider of retail services to the Company's existing customers and will also sell and market wholesale network services to retailers of telecommunication services. The other subsidiary will be a lightly regulated retail provider of telecommunication services to residential and business customers. To implement this reorganization, the Company will contribute the assets relating to these operations (representing approximately 37% of the Company's consolidated operating assets) to these two wholly-owned subsidiaries.

  The Open Market Plan/Holding Company Proposal and the amendments to the Company's Restated Certificate of Incorporation are quite complicated. For that reason, we have provided a summary of these proposals beginning on page 3 of the Proxy Statement. I urge you to read this summary, as well as the remainder of the Proxy Statement which contains a detailed explanation of each proposal.

  If you approve this plan, we believe that local telephone customers in Rochester, New York will enjoy virtually unprecedented freedom of choice regarding their communications needs and that the Company's employees will be associated with a progressive, leading-edge company. Although we cannot guarantee you that the Open Market Plan will be advantageous to shareowners, we believe that the Company will benefit from the enhanced flexibility and new opportunities for profitable returns which it provides. This, in turn, should benefit shareowners.

  Your Board of Directors and management believe that each of these proposals is in the best interests of our customers, employees and owners, and recommend that you vote for them.

  Thank you for your continued support.

                                     Cordially,

                                     /s/ RONALD L. BITTNER

                                     Ronald L. Bittner
                                     Chairman, President and
                                     Chief Executive Officer

P.S. It is not necessary for you to attend the meeting in New York City, but your vote is very important. Please sign, date and return the enclosed proxy card in the envelope provided.

                                     (LOGO OF ROCHESTER TELEPHONE CORPORATION)

NOTICE OF SPECIAL MEETING OF COMMON SHAREOWNERS
To be Held on December 19, 1994

Dear Shareowners:

  A Special Meeting of Common Shareowners of Rochester Telephone Corporation (the "Company") will be held at The Pierre Hotel, Two East 61st Street, New York, New York 10021, at 9:30 a.m., on December 19, 1994, to consider and act on five proposals (the "Proposals"). Proposal 1--The Open Market Plan/Holding Company relates to the Joint Stipulation and Agreement, dated as of May 16, 1994, among the Company, on behalf of itself and certain affiliates, the Staff of the New York State Department of Public Service and certain intervening parties, as it may be amended from time to time (the "Open Market Plan Agreement"), and also contemplates certain amendments to the Restated Certificate of Incorporation, as amended, of the Company (the "Current Certificate"). If Proposal 1 is approved, the Company will be reorganized into a parent holding company which will be entitled, among other actions, to issue securities and effect certain acquisitions without the approval of the New York State Public Service Commission. The four other Proposals relate to additional amendments to the Current Certificate, including an amendment which would change the name of the Company to "Frontier Corporation".

  The five Proposals that you are being asked to consider and act on are summarized as follows:

    1. The Open Market Plan/Holding Company Proposal. To approve the Open Market Plan Agreement and the performance by the Company of all transactions and acts on the part of the Company described in the Open Market Plan Agreement, including the contribution of certain assets and liabilities by the Company to two wholly-owned subsidiaries of the Company, and to adopt certain amendments to the Current Certificate related to the Open Market Plan Agreement in order to (a) reorganize the Company from a regulated "telephone corporation" under the New York Transportation Corporations Law to an unregulated "business corporation" under the New York Business Corporation Law (the "Business Corporation Law"), (b) broaden the "purposes" clause contained in the Current Certificate with a provision specifying as the purposes of the Company those purposes permitted to any business corporation under the Business Corporation Law and (c) delete the existing description of the territory in which the Company operates as a local exchange telephone corporation in the Rochester area;

    2. The Common Stock Amendment. To adopt an amendment to the Current Certificate to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000 shares;

    3. The Preferred Stock Amendment. To adopt an amendment to the Current Certificate to authorize 4,000,000 shares of a new class of preferred stock which would be designated as Class A Preferred Stock;

    4. The Redemption Provision Amendment. To adopt an amendment to the Current Certificate to permit the redemption of shares of the Company's common stock to the extent necessary to prevent the loss of any license or franchise from any governmental entity held by the Company or any of its subsidiaries; and

    5. The Name Change Amendment. To adopt an amendment to the Current Certificate to change the name of the Company to "Frontier Corporation".

  The Board of Directors has fixed the close of business on November 4, 1994, as the record date for the determination of shareowners entitled to notice of and to vote at the meeting or any adjournment thereof.

  The approval of each of the first four Proposals is contingent on the approval of all of such Proposals. Unless each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4 is approved by the shareowners at the meeting, none of the actions described in the attached Proxy Statement with respect to such Proposals will be taken by the Company. Consequently, approval by shareowners of each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4 is required to implement the Company's "Open Market Plan". The approval of the Proposal to change the Company's name to "Frontier Corporation", however, is not contingent on the approval of any other Proposal. Accordingly, if the shareowners approve Proposal 5, the Name Change Amendment will be approved regardless of the outcome of the vote on the other Proposals.

  The affirmative vote of a majority of the votes entitled to be cast by the holders of all of the outstanding shares of common stock is required to approve each of the Proposals. In addition, authorization of the Class A Preferred Stock contemplated by Proposal 3 also requires the approval of the holders of the Company's outstanding shares of preferred stock. Authorization of the other Proposals, however, is not contingent on the approval of the preferred shareowners. The Board of Directors reserves the right, however, not to implement any Proposal if it believes that such action is in the best interests of the Company and its shareowners. In addition, the Board of Directors reserves the right to amend any provisions of the Open Market Plan Agreement in accordance with its terms and without shareowners approval, subject to applicable law, before or after shareowner approval. Shareowners are not entitled to appraisal rights with respect to the Proposals.

  YOUR VOTE IS VERY IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

  IF YOU ARE PLANNING TO ATTEND THE MEETING, PLEASE CHECK THE BOX ON THE BACK OF THE PROXY CARD.

                                          By Action of the Board of Directors,


                                          /s/ JOSEPHINE S. TRUBEK

                                          Josephine S. Trubek
                                          Corporate Secretary

Rochester, New York
November 18, 1994

                               TABLE OF CONTENTS

INTRODUCTION...........................................................       1
   Proxy Solicitation..................................................       1
   Voting at the Special Meeting.......................................       1
   Revocability of Proxies.............................................       2
SUMMARY................................................................       3
   The Special Meeting.................................................       3
   Proposal 1--The Open Market Plan/Holding Company....................       4
   Proposal 2--The Common Stock Amendment..............................      10
   Proposal 3--The Preferred Stock Amendment...........................      10
   Proposal 4--The Redemption Provision Amendment......................      10
   Proposal 5--The Name Change Amendment...............................      10
   Price of Common Stock...............................................      10
PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY.......................      11
   Background of the Open Market Plan..................................      11
   Recommendations of the Board of Directors; Reasons for the Open
    Market Plan........................................................      14
   Certain Considerations..............................................      15
   Regulatory Approvals................................................      19
   The Open Market Plan Amendments.....................................      19
   The Open Market Plan Agreement......................................      20
       Restructuring of the Company....................................      20
       Service Offerings by R-Net......................................      21
       Service Offerings by R-Com......................................      21
       Transfer of Competitive Services from R-Net to R-Com............      22
       Directories.....................................................      22
       Restrictions on R-Net's Independence; Financial Covenants.......      22
       Rate Stabilization Plan.........................................      22
       Termination of the Rate Stabilization Plan......................      23
       Royalty Dispute.................................................      23
       Restrictions on Affiliate Transactions..........................      23
       R-Net's Relationship with Other Carriers........................      24
       Reservation of PSC Authority....................................      24
   Certain Federal Income Tax Consequences.............................      25
   Accounting Treatment................................................      25
PROPOSALS 2 AND 3--THE COMMON STOCK AMENDMENT AND THE PREFERRED STOCK
 AMENDMENT.............................................................      25
   Reasons for and Effects of the Common Stock Amendment and the
    Preferred Stock Amendment..........................................      26
   The Common Stock Amendment..........................................      27
   The Preferred Stock Amendment.......................................      27
   Existing Provisions in the Current Certificate and By-Laws That May
    Be Considered Anti-Takeover  Provisions............................      29
PROPOSAL 4--THE REDEMPTION PROVISION AMENDMENT.........................      29
   Reasons for and Effects of the Redemption Provision Amendment.......      30
   Description of the Redemption Provision Amendment...................      30
PROPOSAL 5--THE NAME CHANGE AMENDMENT..................................      32
SECURITY OWNERSHIP.....................................................      33
OTHERS MATTERS AND FUTURE PROPOSALS OF SHAREOWNERS.....................      34
INCORPORATION OF DOCUMENTS BY REFERENCE................................      34
INDEX OF DEFINED TERMS.................................................      35
APPENDICES
   Appendix 1--Form of Restated Certificate of Incorporation...........     I-1
   Appendix 2--Joint Stipulation and Agreement.........................    II-1
   Appendix 3--Current Corporate Structure of the Company..............   III-1
   Appendix 4--Contemplated Corporate Structure of the Company Upon
    Implementation of the Open  Market Plan............................    IV-1
   Appendix 5--Rate Reductions and Rates...............................     V-1

                                PROXY STATEMENT

                    SPECIAL MEETING OF COMMON SHAREOWNERS
                                      OF
                       ROCHESTER TELEPHONE CORPORATION

                               December 19, 1994

                                  INTRODUCTION

Proxy Solicitation

  This Proxy Statement is being sent to you in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of Rochester Telephone Corporation, a New York corporation (the "Company"), for use at the special meeting of holders of the Company's $1.00 par value Common Stock (the "Common Stock"). This meeting (the "Special Meeting") will be held on December 19, 1994, at 9:30 a.m., local time at The Pierre Hotel, Two East 61st Street, New York, New York 10021, or at any later time, if adjourned, for the purposes set forth in the Notice of Special Meeting of Common Shareowners also provided to you. This Proxy Statement and proxy card are first being mailed on or about November 18, 1994, to shareowners of record at the close of business on November 4, 1994, the record date for the Special Meeting.

  The cost of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, facsimile, or cable. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record and will reimburse such persons for forwarding such materials. In addition, the Company has retained Georgeson & Co. Inc., New York, New York, to aid in the solicitation of proxies at a fee of $10,000, plus reimbursement for out-of-pocket expenses incurred by that firm on behalf of the Company.

  The principal executive offices of the Company are located at 180 South Clinton Avenue, Rochester, New York 14646, and its telephone number is (716) 777-1000.

Voting at the Special Meeting

  Vote Required. Under the New York Business Corporation Law (the "Business Corporation Law"), the adoption of amendments to the Restated Certificate of Incorporation, as amended, of the Company (the "Current Certificate") as proposed by each of the proposals set forth in the Notice of Special Meeting of Common Shareowners (the "Proposals") requires the affirmative vote of a majority of the votes entitled to be cast by the holders of all of the outstanding shares of the Common Stock.

  None of the actions described in the Proposals can be voted upon unless there is a quorum present. A quorum will exist if there is present, in person or by properly executed proxy, holders of a majority of the shares entitled to vote on the Proposals. All shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Special Meeting on any proposal as to which authority to vote is withheld by the broker. The affirmative vote of a majority of the votes entitled to be cast by the holders of all the outstanding shares of Common Stock is required to approve each of the Proposals. Accordingly, abstentions and broker non-votes will have the same effect as votes against the Proposals. The approval of each of the first four Proposals is contingent on the approval of all four Proposals. Unless each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4 is approved by the shareowners at the Special Meeting, none of such Proposals will be effected by the Company. Consequently, approval of each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4 is required to implement the Company's "Open Market Plan". The approval of the Proposal to change the Company's name to "Frontier Corporation", however, is not contingent on the approval of any other Proposal. Accordingly, if the shareowners approve Proposal 5, the Name Change Amendment will be approved regardless of the outcome of the vote on the other Proposals. In addition, authorization of the Class A Preferred Stock contemplated by Proposal 3 also requires the approval of the holders of the Company's outstanding shares of Cumulative Preferred Stock. Authorization of the other Proposals, however, is not contingent on the approval of the preferred shareowners.

  Record Date; Voting Rights. Shareowners of record at the close of business on November 4, 1994 (the "Record Date") (other than holders of the Company's $100.00 par value Cumulative Preferred Stock (the "Cumulative Preferred Stock")) are entitled to vote at the Special Meeting or any adjournment thereof. As of the close of business on the Record Date, there were 73,160,833 shares of Common Stock outstanding and entitled to vote at the Special Meeting. The holders of Common Stock vote as a single class with regard to all matters to be voted on at the Special Meeting. On all of the Proposals each shareowner may cast one vote for each share of Common Stock owned by that shareowner.

  The Company's directors and executive officers (who currently hold shares of Common Stock representing less than 1% of the outstanding Common Stock) have indicated that they intend to vote in favor of the Proposals.

  Shareowners are not entitled to appraisal rights under New York law with respect to any of the Proposals.

Revocability of Proxies

  Shares of Common Stock represented by properly executed proxies received prior to or at the Special Meeting will be voted in accordance with the instructions indicated on the proxies unless such proxies have been revoked. If no instructions are indicated on a properly executed proxy, the shares will be voted FOR the Proposals.

  Any proxy given on the enclosed proxy card or otherwise may be revoked by the person giving it at any time before it is voted, either (1) by delivering to the Corporate Secretary of the Company, at 180 South Clinton Avenue, Rochester, New York 14646, on or before 5:00 p.m. on the business day prior to the Special Meeting or at the Special Meeting itself, a written notice revoking the proxy or a properly executed proxy relating to the same shares that is dated after the earlier given proxy, or (2) by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.

                                    SUMMARY

  The following is a brief summary (the "Summary") of the information in this Proxy Statement. The Summary is not intended to be complete and is qualified in its entirety by more detailed information contained elsewhere in this Proxy Statement and in the Appendices to this Proxy Statement. Shareowners are urged to read this Proxy Statement and the Appendices to this Proxy Statement in their entirety.

The Special Meeting

  Proxy Solicitation.--This Proxy Statement is being sent to you in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of Rochester Telephone Corporation, a New York corporation (the "Company"), for use at the Special Meeting of Common Shareowners of the Company (the "Special Meeting") to be held on December 19, 1994, at 9:30 a.m., local time at The Pierre Hotel, Two East 61st Street, New York, New York, or at any later time, if adjourned.

  The Proposals.--At the Special Meeting, holders of the Company's $1.00 par value Common Stock (the "Common Stock") will consider and act on five proposals (the "Proposals").

  Proposal 1--The Open Market Plan/Holding Company relates to an agreement, dated as of May 16, 1994, among the Company, the Staff of the New York State Department of Public Service (the "Staff") and certain intervening parties, as it may be amended from time to time (the "Open Market Plan Agreement"). The Open Market Plan Agreement contemplates the formation of a holding company and certain related amendments to the Restated Certificate of Incorporation, as amended, of the Company (the "Current Certificate").

  Proposal 2--The Common Stock Amendment relates to an amendment to the Current Certificate to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000 shares (the "Common Stock Amendment").

  Proposal 3--The Preferred Stock Amendment relates to an amendment to the Current Certificate to authorize 4,000,000 shares of a new class of preferred stock which would be designated as Class A Preferred Stock (the "Preferred Stock Amendment").

  Proposal 4--The Redemption Provision Amendment relates to an amendment to the Current Certificate to permit the redemption of shares of Common Stock to the extent necessary to prevent the loss of any governmental license or franchise held by the Company or any of its subsidiaries (the "Redemption Provision Amendment").

  Proposal 5--The Name Change Amendment relates to an amendment to change the name of the Company to "Frontier Corporation" (the "Name Change Amendment").

  Vote Required. The affirmative vote of a majority of the votes entitled to be cast by the holders of all of the outstanding shares of the Common Stock is required to approve each of the Proposals. If no instructions are indicated on a properly executed proxy card, the shares covered by such proxy card will be voted FOR the Proposals. The approval of each of the first four Proposals is contingent on the approval of all of such Proposals. Unless each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4 is approved by the shareowners at the Special Meeting, none of such Proposals will be effected by the Company. Consequently, approval of each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4 is required to implement the Company's "Open Market Plan". The approval of the Proposal to change the Company's name to "Frontier Corporation", however, is not contingent on the approval of any other Proposal. Accordingly, if the shareowners approve

Proposal 5, the Name Change Amendment will be approved regardless of the outcome of the vote on the other Proposals. In addition, authorization of the Class A Preferred Stock contemplated by Proposal 3 also requires the approval of the holders of the Company's outstanding shares of preferred stock. Authorization of the other Proposals, however, is not contingent on the approval of the preferred shareowners.

  Record Date. The record date for the Special Meeting is November 4, 1994.

Proposal 1--The Open Market Plan/Holding Company

 Background of the Open Market Plan

  Over the past decade the Company has evolved from being primarily a provider of local exchange and access services in the Rochester, New York market (the "Rochester Market") to become a diversified telecommunication company. The Company now provides (1) local telephone services inside and outside New York State and (2) long distance, wireless and other telecommunication services. This evolution has been a product of the Company's strategy to become a leading provider of integrated telecommunication products and services to its customers. The Company intends to pursue continued growth through expansion of its existing businesses, development of value-added products and selected acquisitions.

  The Company, in addition to expanding its scale, also seeks to respond to customers' needs for simple, integrated, communications solutions. The Company believes that its ability to do this is constrained by its current corporate structure which, among other things, subjects it to more extensive and burdensome regulation than its competitors. The New York State Public Service Commission (the "PSC"), which is part of the New York State Department of Public Service, regulates the rates charged by providers of local exchange services in New York State and the ability of such providers to make acquisitions or investments, to enter into certain new lines of business or geographic areas, to issue equity securities and to incur long-term indebtedness. Accordingly, while the nature and scope of the Company's business has changed substantially over the past ten years, the PSC continues to regulate not only the Company's local exchange services in the Rochester Market but also, the Company's other businesses through its regulation of the Company's ability to finance or expand those businesses. This disadvantages the Company in the marketplace because many of the Company's competitors are structured as holding companies whose financing, diversification and expansion activities are subject to comparatively less regulation. Although the Company has been able to diversify by negotiating interim arrangements with the PSC, the Company believes that this has been a difficult, costly and uncertain process.

  Accordingly, on May 16, 1994, the Company, the Staff and certain intervening parties entered into the Open Market Plan Agreement to implement a plan (the "Open Market Plan") to enable the Company to respond to the changing competitive environment.

  As required by the Open Market Plan Agreement, the PSC issued an order (the "PSC Order") approving the Open Market Plan Agreement on November 10, 1994. The PSC Order clarified and supplemented certain terms of the Open Market Plan Agreement. The Company does not, however, believe that the PSC Order changed, in any material respect, the terms of the Open Market Plan Agreement. The Company expects that the Open Market Plan will become effective on January 1, 1995 (the "Effective Date"), subject to shareowner approval of the Proposals presented to shareowners at this Special Meeting.

 The Open Market Plan Agreement

 Restructuring of the Company

  The Open Market Plan Agreement provides that the Company will be reorganized into an unregulated parent holding company, which will directly or indirectly own all of the stock of:

    1. R-Net, a regulated telephone and network transport corporation to be formed immediately prior to the Effective Date, which will offer retail services to existing customers as well as sell and market wholesale network services and other services to retailers of telecommunication services in the Rochester Market;

    2. R-Com, a corporation to be formed immediately prior to the Effective Date, which will be a lightly regulated retail provider of telecommunication services to residential and business customers located, initially, in the Rochester Market;

    3. Distributed Solutions, Inc., an existing unregulated subsidiary of the Company, which will provide computer, billing and other information processing services to the Company's affiliates and to third parties ("DSI"); and

    4. the Company's other existing subsidiaries, including those that provide local exchange services outside the Rochester Market as well as telecommunication equipment and services in the Rochester Market and other markets.

  Upon implementation of the Open Market Plan, the Company, which currently conducts a majority of its operations through subsidiaries, will be converted into a holding company in all respects because it will no longer hold any assets other than the stock of its subsidiaries, including R-Net and R-Com. The resulting holding company will be organized as a New York business corporation which will be entitled, among other actions, to issue securities and effect acquisitions or enter new lines of business without obtaining the approval of the PSC, subject to certain exceptions. As a result, the Company should be able to respond more quickly to customer needs and new opportunities. See "PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY--The Open Market Plan Agreement-- Restructuring of the Company."

  As a provider of local exchange services in the Rochester Market, R-Net will be subject to regulation by the PSC. As described below, the Open Market Plan Agreement provides the basis for PSC regulation of R-Net's service offerings, R-Net's rates, transactions between R-Net and its affiliates and R-Net's relationship with other carriers. Similarly, AuSable Valley Telephone Company, Inc., Highland Telephone Company, Seneca-Gorham Telephone Corporation and Sylvan Lake Telephone Company, Inc., the Company's other subsidiaries which currently provide local exchange services in New York State (the "Other NY Telcos"), are also subject to PSC regulation. Unlike R-Net and the Other NY Telcos, however, R-Com will be lightly regulated as a local service resale operator in the same manner as similarly situated providers. Neither the rates charged by R-Com nor its rate of return will be regulated, although R-Com will be required to file tariffs containing its rates with the PSC. In addition, local service resale operators are subject to certain PSC billing and collection rules, although to a lesser extent than facilities-based providers of local exchange services.

  The Company expects that the businesses to be transferred by it pursuant to the Open Market Plan to R-Net and R-Com, its wholly-owned subsidiaries, will represent approximately 28% and 4%, respectively, of the Company's consolidated revenues as of the Effective Date, and 37% and less than 1%, respectively, of the Company's consolidated operating assets as of such date. DSI's revenues and operating assets represent less than 1% of the Company's consolidated revenues and consolidated operating assets.

 Service Offerings by R-Net

  R-Net will use the "Rochester Telephone" name and, subject to the ongoing authority of the PSC, provide the retail service offerings in the Rochester Market currently provided by the Company with the exception of the services that are now considered to be competitive by the PSC. These competitive services, consisting principally of Centrex, private line service and voice mail, will be provided by R-Com. In addition, to the extent reasonable and upon request, R-Net will unbundle and offer the services or network elements available from its network facilities, on a tariff basis, for wholesale purchase by R-Com, by other carriers certified by the PSC to offer telephone service or by other bona fide service providers. R-Net will continue (1) to provide retail services until such services are considered competitive by the PSC, at which time they may be transferred to R-Com, and (2) to offer White and Yellow pages directories for the Rochester Market. See "PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY--The Open Market Plan Agreement--Service Offerings by R-Net" and "--Directories".

 Service Offerings by R-Com

  R-Com will provide integrated communications services by means of buying network access from R-Net or other carriers and packaging these services with R-Com's own and others' product lines such as voice mail, data services, long distance and wireless. Initially, however, R-Com's customer base will be only those customers for the retail services transferred to R-Com on the Effective Date, consisting principally of Centrex, private line services and voice mail. Customers purchasing any services other than those transferred to R-Com initially will be served by R-Net.

  Thereafter, R-Com and the other providers may compete for customers from R-Net's customer base through direct marketing efforts. R-Com may compete for new customers or for R-Net's customers by reselling services purchased from R-Net or from another vendor or by selling services provided through R-Com's own facilities. In the future, R-Com will receive R-Net's customer base with respect to other services that are deemed to be competitive by the PSC and are transferred to R-Com as described under "PROPOSAL 1 --THE OPEN MARKET PLAN/HOLDING COMPANY--The Open Market Plan Agreement--Transfer of Competitive Services from R-Net to R-Com" or are developed by R-Com. While R-Com's services will initially be limited to customers in the Rochester Market, the Company anticipates that R-Com may eventually offer its services outside the Rochester Market. See "PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY--The Open Market Plan Agreement--Service Offerings by R-Com".

 Rate Stabilization Plan

  The Open Market Plan Agreement provides for a total of $21 million in rate reductions for R-Net (the "Rate Stabilization Plan") over a seven year period beginning January 1, 1995, subject to termination by either the Company or the PSC after five years (the "Rate Period"). The Rate Stabilization Plan also precludes R-Net from increasing basic residential and business telephone service rates during the Rate Period. In consideration of the rate reductions, the Rate Stabilization Plan subjects R-Net's local exchange services to price-cap regulation rather than incentive earnings regulation to which the Company's local exchange services in the Rochester Market are currently subject. While the Rate Stabilization Plan requires R-Net to reduce its rates during the Rate Period, the Company cannot predict the effect of the Rate Stabilization Plan on the Company's results of operations because such effect is also dependent on the extent of usage of R-Net's network and on R-Net's costs. The rates provided in the Rate Stabilization Plan were designed to permit R-Net to recover its costs and to earn a reasonable rate of return, calculated using the methodology utilized by the PSC to set the rate of return earned by providers of local exchange services in New York State. There is no assurance, however, that R-Net will recover its costs or earn a reasonable rate of return.

  During the Rate Period, depreciation of R-Net's assets will be increased by an aggregate of $17 million. R-Net can decide when to increase the depreciation provided that, by the end of the first year, the amount shall be at least $5 million and, by the end of the fifth year, the cumulative amount shall be at least $15 million. See "PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY-- Background of the Open Market Plan", "--Certain Considerations" and "--The Open Market Plan Agreement--Rate Stabilization Plan".

 Termination of the Rate Stabilization Plan

  Although the Rate Stabilization Plan is scheduled to expire on December 31, 2001, it may be terminated by either R-Net or the PSC upon the filing of a rate proceeding seeking permanent or temporary rates to be effective on January 1, 2000. Even if the Rate Stabilization Plan is terminated, however, the other terms of the Open Market Plan Agreement will remain in effect unless specifically modified by the PSC, except that the PSC may not modify any of the provisions relating to the restructuring of the Company into an unregulated holding company. See "PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY--The Open Market Plan Agreement--Termination of the Rate Stabilization Plan."

 Royalty Dispute

  The Open Market Plan Agreement addresses issues arising out of the PSC order issued on July 6, 1993 (the "Royalty Order"), imposing an annual royalty on the Company in the amount of 2% of the total capitalization of the Company's unregulated operations. The PSC justified its decision in the Royalty Order on, among other reasons, the benefit to the Company's unregulated operations from their use of the Rochester Telephone name and reputation. Under the Open Market Plan Agreement, the PSC will not impute a royalty on either the Company or R-Net during the Rate Period or for any prior period, subject to limited exceptions. Upon the termination of the Rate Period, however, the PSC may impute a royalty for the period beginning on the termination date, subject to the outcome of any litigation regarding the royalty. The Company can continue to pursue the litigation it instituted to challenge the Royalty Order. The Company has filed a motion with the New York State Court of Appeals seeking leave to appeal a decision of the Appellate Division of the New York State Supreme Court which ruled that the Royalty Order was valid. See "PROPOSAL 1-- THE OPEN MARKET PLAN/HOLDING COMPANY--Background of the Open Market Plan", "-- Certain Considerations" and "--The Open Market Plan Agreement--Royalty Dispute".

 Restrictions on Affiliate Transactions

  The Open Market Plan Agreement provides that any transaction between R-Net and the Company, or between R-Net and any of its affiliates, will be conducted at arm's length. Transactions between R-Net and its affiliates are generally limited to tariffed purchases and sales subject to certain exceptions. See "PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY--The Open Market Plan Agreement--Restrictions on Affiliate Transactions".

 R-Net's Relationship with Other Carriers

  The Open Market Plan Agreement contains certain provisions to ensure that similarly situated third party carriers can use R-Net's network on a nondiscriminatory basis. All competing providers of local exchange services will have the same access to R-Net's network functionalities, services and data bases, upon the same terms and conditions as R-Net provides such functionalities and data bases to any affiliate or other entity. Moreover, R-Net is precluded from providing a competitive information advantage to any affiliate, including R-Com.

  Upon implementation of the Open Market Plan, customers' current telephone numbers will remain the same, no matter which telephone reseller is chosen. If a customer changes network carriers, however, the customer's telephone number will be retained only at the election of the competing carrier. See
"PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY--The Open Market Plan Agreement--R-Net's Relationship with Other Carriers".

 The Open Market Plan Amendments

  As part of Proposal 1--The Open Market Plan/Holding Company and in order to effect the restructuring of the Company into a parent holding company as contemplated by the Open Market Plan, the shareowners are being asked to approve amendments to the Current Certificate (the "Open Market Plan Amendments") which will:

    1. reorganize the Company from a regulated "telephone corporation" under the New York Transportation Corporations Law to an unregulated "business corporation" under the New York Business Corporation Law (the "Business Corporation Law");

    2. broaden the "purposes" clause contained in the Current Certificate with a provision specifying as the purposes of the Company those purposes permitted to any business corporation under the Business Corporation Law; and

    3. delete the existing description of the territory in which the Company operates as a local exchange telephone corporation in the Rochester area.

  As a result of these amendments to the Current Certificate and the amendments to the Current Certificate contemplated by the other Proposals, the Company's Certificate of Incorporation will be amended and restated substantially as set forth in the composite form of Restated Certificate of Incorporation of the Company (the "Restated Certificate") appearing as Appendix 1 to this Proxy Statement. See "PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY--The Open Market Plan Amendments".

 Recommendations of the Board of Directors; Reasons for the Open Market Plan

  The Board of Directors has unanimously approved the Open Market Plan Agreement, including the transactions contemplated thereby, and the Open Market Plan Amendments (collectively, the "Open Market Plan/Holding Company Proposal"). The Board of Directors has determined that the Open Market Plan/Holding Company Proposal is in the best interests of the Company and its shareowners. The Board of Directors reserves the right, however, to amend any provisions of the Open Market Plan Agreement in accordance with its terms and without shareowner approval subject to applicable law before or after such approval. The reasons considered material by the Board of Directors in approving the Open Market Plan/Holding Company Proposal are summarized under "PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY--Recommendations of the Board of Directors; Reasons for the Open Market Plan" and are listed below. Although the Board of Directors recognizes that there are potential adverse consequences associated with the Open Market Plan as set forth below under "Certain Considerations", the Board of Directors nonetheless believes that, overall, the Open Market Plan is in the best interests of the Company and its shareowners.

    1. The potential regulatory and operational benefits to the Company from its restructuring to an unregulated holding company.

    2. The application to R-Net of price-cap regulation rather than incentive regulation which will enable R-Net to retain the benefit of all productivity and revenue gains during the applicable periods since R-Net's rate of return will not be regulated.

    3. The potential increase in the usage of the existing network in the Rochester Market.

    4. The benefits to customers and related growth opportunities from R-Com serving as a single source of telecommunication services through the packaging of network services purchased from R- Net and other network providers.

    5. The Rate Stabilization Plan which will provide greater certainty with respect to the applicable regulation of R-Net's rates during the Rate Period.

    6. The settlement of the royalty proceeding during the Rate Period.

    7. The Board of Directors' belief that the Company will be better positioned to pursue its current businesses and long-term strategic direction than it would in the absence of the Open Market Plan.

  In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the Open Market Plan/Holding Company Proposal, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination with respect to the advisability of the Open Market Plan/Holding Company Proposal.

 Certain Considerations

  While the Board of Directors believes the Open Market Plan/Holding Company Proposal is in the best interests of the Company and its shareowners, there is no assurance that the Open Market Plan will be advantageous to shareowners. Shareowners should consider the possible effects of the Open Market Plan described under "PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY--Certain Considerations" when evaluating the Open Market Plan/Holding Company Proposal, including:

    1. The Open Market Plan is designed to remove barriers to and may hasten local telephone service competition in the Rochester Market, although the Company believes the changes resulting from the Open Market Plan will better equip the Company to compete effectively in an environment that is becoming increasingly more competitive.

    2. The Rate Stabilization Plan provides for a total of $21 million in rate reductions for R-Net over the Rate Period and provides that the rates charged by R-Net for basic residential and business telephone service may not be increased for any reason during the Rate Period.

    3. While R-Net will be a wholly-owned subsidiary of the Company, the Company's ability to control the management and operations of R-Net will be restricted by various provisions of the Open Market Plan Agreement, including those relating to the composition of the board of directors of R-Net, the compensation of R-Net's officers and employees, prohibitions on dividend payments from R-Net to the Company in specified circumstances, limitations on the ownership of the Company's stock by R-Net's officers and senior management employees, prohibitions on the use of R-Net's assets to secure the indebtedness of the Company or any affiliate, and restrictions on pricing and on transactions between R-Net and its affiliates.

    4. Upon reorganization of the Company as contemplated by the Open Market Plan Agreement, the Company will no longer directly own any material assets other than its interest in the capital stock of its subsidiaries, including R-Net and R-Com.

    5. On the Effective Date, the PSC will cease to regulate the Company's ability to finance or expand its businesses outside of New York State. Accordingly, the Company may be able to pursue opportunities with both greater potential profits and greater business risk than it could currently pursue as a telephone company subject to the authority of the PSC. While the pursuit of such opportunities may conceivably result in increased volatility of the Company's securities, it may also result in potentially greater returns to the Company and its shareowners, although there is no assurance of greater returns.

    6. While the PSC has agreed that no royalty will be imposed by the PSC against the Company or R-Net during the Rate Period or for any prior period, subject to limited exceptions, the PSC may seek royalties pursuant to the Royalty Order, as it may be modified as a result of judicial appeal, subsequent to the termination of the Rate Period.

    7. To the extent R-Net provides certain services to the same retail customers who may be served by R-Com for other services in accordance with the terms of the Open Market Plan Agreement, the Company will, in the aggregate, incur certain sales and service related expenses that are duplicated by both R-Net and R-Com.

    8. R-Net and its affiliates will incur certain costs in furnishing various periodic reports to the Staff and the PSC to demonstrate compliance with the terms of the Open Market Plan Agreement, although these additional costs will be offset to the extent the Company is no longer required to seek PSC approval with respect to its unregulated operations upon reorganization to a holding company structure.

  In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the Open Market Plan/Holding Company Proposal, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination with respect to the advisability of the Open Market Plan/Holding Company Proposal.

Proposal 2--The Common Stock Amendment

  The Company is proposing the adoption of the Common Stock Amendment to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000 shares. The Board of Directors believes that the Common Stock Amendment is in the best interests of the Company and its shareowners because this amendment will provide the Company with greater flexibility to raise capital and to structure acquisition transactions. See "PROPOSALS 2 AND 3--THE COMMON STOCK AMENDMENT AND THE PREFERRED STOCK AMENDMENT".

Proposal 3--The Preferred Stock Amendment

  The Company is proposing the adoption of the Preferred Stock Amendment to authorize 4,000,000 shares of a new class of preferred stock which would be designated as Class A Preferred Stock and which will rank junior to the Cumulative Preferred Stock as to dividends or distributions, and upon the liquidation, dissolution or winding up of the Company. The Board of Directors believes that the Preferred Stock Amendment is in the best interests of the Company and its shareowners because this amendment will provide the Company with greater flexibility to raise capital and to structure acquisition transactions. See "PROPOSALS 2 AND 3--THE COMMON STOCK AMENDMENT AND THE PREFERRED STOCK AMENDMENT".

Proposal 4--The Redemption Provision Amendment

  The Company is proposing the adoption of the Redemption Provision Amendment to allow the Company to redeem outstanding shares of Common Stock to the extent necessary to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Company or any of its subsidiaries. The Board of Directors believes that the Redemption Provision Amendment is in the best interests of the Company and its shareowners because this amendment will provide the Board of Directors with additional flexibility to protect the Company's governmental licenses and franchises. See "PROPOSAL 4--THE REDEMPTION PROVISION AMENDMENT".

Proposal 5--The Name Change Amendment

  The Company is proposing the adoption of the Name Change Amendment to change the name of the Company to "Frontier Corporation". The Board of Directors believes that the Rochester Tel company name should be changed to one that is more reflective of the Company's strategic direction, geographies served and businesses operated. Moreover, once the Company converts to a holding company structure as part of the Open Market Plan, the Open Market Plan Agreement prohibits the Company or any other entity (other than R-Net) from using the "Rochester Telephone" name, except on a transitional basis relating to the implementation of the Open Market Plan. See "PROPOSAL 5--THE NAME CHANGE AMENDMENT".

Price of Common Stock

  On May 16, 1994, the last trading day before the Company announced the signing of the Open Market Plan Agreement, the high and low sales prices of the Common Stock as reported on the New York Stock Exchange Composite Tape were $21.00 and $20.875, respectively.

             PROPOSAL 1--THE OPEN MARKET PLAN/HOLDING COMPANY

Background of the Open Market Plan

  Over the past decade the Company has evolved from being primarily a provider of local exchange and access services in the Rochester, New York market (the "Rochester Market") to become a diversified telecommunication company engaging in both (1) local telephone services inside and outside New York State and (2) long distance, wireless and other telecommunication services. Presently, only approximately one-third of the Company's revenues are derived from local exchange and access services in the Rochester Market compared with more than one-half as recently as 1988. This evolution has been a product of the Company's strategy to become a leading provider of integrated telecommunication products and services to its customers on a broader basis, combining significant capabilities in local telephone, long distance and wireless communications. The Company intends to pursue continued growth through expansion of its existing businesses, development of value-added products and selected acquisitions. The Company seeks greater size because the competitive trend requires telecommunication providers to possess greater resources and capital to compete successfully in today's marketplace.

  The Company, in addition to expanding its scale, also seeks to respond to customers' needs for simple, integrated, communications solutions. The Company believes that its ability to do this is constrained by its current corporate structure which, among other things, subjects it to more extensive and burdensome regulation than its competitors. The New York State Public Service Commission (the "PSC"), which is part of the New York State Department of Public Service, regulates the rates charged by providers of local exchange services in New York State and the ability of such providers to make acquisitions or investments, to enter into certain new lines of business or geographic areas, to issue equity securities and to incur long-term indebtedness. Accordingly, while the nature and scope of the Company's business has changed substantially over the past ten years, the PSC continues to regulate not only the Company's local exchange services in the Rochester Market but also, directly or indirectly, all of the Company's other businesses through its regulation of the Company's ability to finance or expand those businesses. This disadvantages the Company in the marketplace because many of the Company's competitors are structured as holding companies whose financing, diversification and expansion activities are subject to comparatively less regulation. Although the Company has been able to diversify by negotiating interim arrangements with the PSC, the Company believes that this has been a difficult, costly and uncertain process.

  Accordingly, on February 3, 1993, the Company filed a petition (the "Petition") with the PSC for approval of a proposed restructuring (the "Open Market Plan") to seek a solution that would address these concerns. Under the Open Market Plan, the Company's local exchange operations in the Rochester Market would be divided into two companies--a wholesale provider of local network services ("R-Net") and a retail provider of diversified telecommunication services ("R-Com"). In addition, the Company, which currently conducts a majority of its operations through subsidiaries, would be converted into a holding company in all respects because it will no longer hold any assets other than the stock of its subsidiaries, including R-Net and R-Com. The Petition contemplated that R-Net's business and operations would continue to be subject to the same degree of regulation and that R-Net would sell basic network services (such as access to the network, transport between offices and switching) and unbundled network elements to R-Com and any other local telecommunication companies seeking to purchase them. These retail companies would then package these and other services for resale to local customers.

  Under the Petition, R-Com would be free to be a full service provider that could elect to offer an increasing selection of integrated telecommunication services and elements, including local, long distance, cellular and, potentially, video and other value-added offerings. R-Com would also be able to package the network elements purchased from R-Net and other network providers into services such as flat rate service, measured rate service, Centrex and ISDN.

  The Open Market Plan was originally designed to enable customers in the Rochester Market to choose their local telephone service provider through a balloting process. Although certain competitors have announced an intention to provide basic local exchange services in the Rochester Market, the Company believes that it is currently the only provider of such services to all segments of the market on a common carrier basis. The Company's decision to be the first local exchange carrier in the nation that would provide for full open local competition reflects a recognition that (1) competition in local exchange and toll services is being facilitated by changing technology and a trend among regulators to adopt pro-competitive policies and (2) there are currently other entities which have the ability to provide dial tone and other local exchange services in the Rochester Market.

  The holding company structure contemplated under the Open Market Plan provides financial flexibility for the Company to continue the acquisition and diversification efforts necessary for long-term growth. The holding company will be able to pursue and finance acquisitions, divestitures and partnership opportunities quickly and effectively without the need to obtain PSC approval, except under circumstances where the holding company acquires or sells an entity regulated by the PSC. Moreover, subsidiaries of the Company engaging in nonregulated businesses will be able to compete on the same basis as their nonregulated competitors without being impeded by the Company's regulated operations. The Company has sought the increased flexibility and reduced regulatory burdens of a holding company structure for many years. Indeed, in 1976 shareowners approved a proposal to form a holding company. The PSC rejected the Company's previous proposals to reorganize as a holding company principally because it was unwilling to reduce the extent to which it regulates the Company. In connection with its review of the Company's proposal to open the Rochester Market to competition, however, the PSC was willing to reconsider its prior rejection of the Company's requests to reorganize into a holding company.

  Subsequent to the filing of the Petition, the PSC sought to review the Company's existing local service rates in the Rochester Market, which were last formally reviewed in 1989. Following the approval by the PSC of preliminary agreements between the Company and the Staff of the New York State Department of Public Service (the "Staff") with respect to certain rate reductions which ultimately were included in the rate stabilization plan incorporated into the Open Market Plan Agreement, the Staff was willing to consider the Open Market Plan, including the application by the Company to convert to a holding company. As permitted under New York law, certain interested parties (including representatives of the Communications Workers of America (the "CWA") and certain current and potential competitors of the Company (the "Intervenors")) joined the Staff and the Company in administrative proceedings regarding the Open Market Plan. In addition to the CWA, the other Intervenors were: ACC Corporation; Albany Telephone Company; AT&T Communications of New York, Inc.; Buffalo Telephone Company; Cable Television Association of New York, Inc.; Department of the Army; Genesee Telephone Company; ICS/Executone Telecom, Inc.; LDDS Communications, Inc.; MCI Telecommunications Corporation; New York Commission on Cable Television; New York Newspaper Publishers Association; New York State Consumer Protection Board; New York State Department of Economic Development; New York State Telephone Association; Ogden Telephone Company; Public Utility Law Project of New York, Inc.; Sprint Communications Company, L.P.; Teleport Communications New York; and Time Warner Communications.

  Simultaneously, the Staff and the Intervenors also sought to resolve issues arising out of a PSC order issued on July 6, 1993 (the "Royalty Order") imposing an annual royalty on the Company in the amount of 2% of the total capitalization of the Company's unregulated operations. The PSC justified its decision in the Royalty Order on, among other reasons, the potential benefit to the Company's unregulated operations from their use of the Rochester Telephone name and reputation. Following the issuance of the Royalty Order, the Company instituted litigation to seek judicial review of the Royalty Order. As part of the negotiations regarding the Open Market Plan, the Company and the Staff reached agreement concerning the royalty issue which, in general, provides that no royalty will be imposed during the period that the rate stabilization plan remains in effect. Further, the Company may continue its litigation challenging the Royalty Order. On June 30, 1994, the Appellate Division of the New York State Supreme Court ruled that the Royalty Order was valid. The Company has filed a motion with the New York State Court of Appeals seeking leave to appeal the decision of the Appellate Division. The appeal will not, however, affect the Open Market Plan. See "Certain Considerations" and "The Open Market Plan Agreement--Royalty Dispute" below.

  As a result of negotiations among the Company, the Staff and the Intervenors, a Joint Stipulation and Open Market Plan Agreement (the "Open Market Plan Agreement") was entered into on May 16, 1994 among the Company, on behalf of itself and certain affiliates, the Staff, the CWA and Time Warner Communications ("Time Warner"). Subsequent to the date of the Open Market Plan Agreement, the following additional Intervenors also became signatories to the Open Market Plan Agreement: New York State Department of Economic Development; New York State Telephone Association; and Public Utility Law Project of New York, Inc. These five Intervenors were active participants in the negotiations regarding the Open Market Plan. Their decision to become parties to the Open Market Plan Agreement demonstrates their support for the Open Market Plan.

  The Open Market Plan Agreement sets forth the framework for implementation of the Open Market Plan. The negotiations regarding the Open Market Plan Agreement generally focused on specific concerns raised by the Staff and certain Intervenors about potential R-Net discrimination in favor of R-Net's affiliates and about deregulation of any currently regulated services absent a PSC finding that adequate competition existed with respect to these services. In particular, the Staff was concerned that R-Com would have an advantage over third party resellers to the extent R-Com were permitted to resell and package local exchange services purchased from R-Net. In that connection, the Staff was also concerned the Company's common ownership of R-Net and R-Com might provide R-Net with an incentive to favor R-Com over third party resellers. To address these concerns, the Company's officers, acting under their delegated authority from the Board of Directors, negotiated changes from the proposal initially filed by the Company. As a result of these negotiations, the Open Market Plan contemplated by the Open Market Plan Agreement differs from the Company's initially filed proposal by (1) imposing upon R-Net and its affiliates a number of procedural and substantive protections related to transactions between R-Net and affiliates and non-affiliates alike, (2) requiring R-Net to continue to offer retail services until the PSC is satisfied that there are sufficient competitive choices for those services in the market, (3) limiting the customers transferred from the Company to R-Com upon implementation of the Open Market Plan to those customers who purchase high capacity private lines, Centrex, voice mail and certain other identified services, (4) requiring Yellow Pages to be transferred to R-Net rather than to R-Com and (5) providing for conditions to ensure the financial strength of R-Net. The Open Market Plan Agreement also differs from the terms of the Open Market Plan originally filed by the Company by not providing that customers select their local telephone service provider through a balloting process. Instead, it contemplates that market entrants, including R-Com, would compete for customers. While initially R-Net will serve more customers and R-Com will serve fewer customers than was proposed in the Petition, this will entail less initial risk to the Company as a whole since R-Net will retain substantially all of the Company's existing customers at the time the Open Market Plan is implemented. Because proposals to convert the Company to a holding company were considered by the Board of Directors over a number of years, the Board of Directors did not consider any alternatives to the Open Market Plan when it finally approved the Open Market Plan.

  In addition to implementing the Open Market Plan, the Open Market Plan Agreement also expands upon the Company's preliminary rate agreement with the PSC to incorporate a plan (the "Rate Stabilization Plan") which provides for aggregate rate reductions of $21 million for R-Net over a seven year period beginning on January 1, 1995, subject to termination of the Rate Stabilization Plan by either the Company or the PSC after five years (the "Rate Period"). The Rate Stabilization Plan also precludes R-Net from increasing basic residential and business rates during the Rate Period. In exchange for the rate reductions, the Rate Stabilization Plan subjects R-Net's local exchange services to price-cap regulation rather than the form of incentive regulation to which the Company's local exchange services in the Rochester Market are currently subject. Under incentive regulation, rates are initially established for a specified period based on an authorized rate of return on equity, and are subject to an obligation of the Company to share with customers a portion of earnings in excess of the rate of return. Although incentive regulation is designed to encourage cost efficiencies by permitting the Company to share in profits beyond a specified rate, the PSC in the past has recalibrated the rates retroactively and not permitted the Company and its shareowners to benefit fully from cost reductions. Although the Rate Stabilization Plan fixes R-Net's prices during the Rate Period, those prices will not be subject to any rate of return limitation. Therefore R-Net will retain all earnings during the Rate Period, subject to certain early termination adjustments, and will consequently have the opportunity to earn a higher rate of return than is allowed by the current regulatory structure. See "Certain Considerations" and "The Open Market Plan Agreement--Rate Stabilization Plan" below.

  PSC approval of the Open Market Plan Agreement is a condition to the implementation of the Open Market Plan. The PSC issued an order (the "PSC Order") approving the Open Market Plan Agreement on November 10, 1994. The PSC Order clarified and supplemented certain terms of the Open Market Plan Agreement. The Company does not believe, however, that the PSC Order changed, in any material respect, the terms of the Open Market Plan Agreement. The Company filed a copy of the PSC Order as an exhibit to the Company's Form 8-K dated November 10, 1994, and the PSC Order is incorporated herein by reference.

  The Company expects the effective date of the Open Market Plan (the "Effective Date") will occur on January 1, 1995, subject to shareowner approval of the Proposals being considered by shareowners at this Special Meeting.

Recommendations of the Board of Directors; Reasons for the Open Market Plan

  The Board of Directors has unanimously approved the Open Market Plan Agreement and the performance by the Company of all transactions and acts on the part of the Company described in the Open Market Plan Agreement (the "Open Market Plan Transactions"), including the contribution of certain assets and liabilities by the Company to two wholly-owned subsidiaries of the Company. It has also unanimously approved amendments to the Current Certificate relating to the reorganization of the Company into a parent holding company as contemplated by the Open Market Plan (the "Open Market Plan Amendments").

  A summary of the reasons considered material by the Board of Directors in approving the Open Market Plan Agreement, the Open Market Plan Transactions and the Open Market Plan Amendments (collectively, the "Open Market Plan/Holding Company Proposal") is set forth below. Although the Board of Directors recognizes that there are potential adverse consequences associated with the Open Market Plan as set forth below under "Certain Considerations", the Board of Directors nonetheless believes that, overall, the Open Market Plan is in the best interests of the Company and its shareowners.

    1. Regulatory and Operational Benefits. The potential regulatory and operational benefits to the Company from its restructuring from a telephone operating corporation which currently conducts all of its operations (other than local exchange and access services in the Rochester Market) through subsidiaries to an unregulated holding company, consisting of (a) the Company increasing its flexibility to make acquisitions or investments, to enter into new lines of business or geographic areas, to issue equity securities or to incur long-term indebtedness without, subject to certain exceptions, being required to obtain the approval of the PSC, and (b) the Company enhancing its ability to compete in nonregulated businesses on a level playing field with other companies engaged in the same businesses without impairing or being limited by the Company's regulated operations.

    2. Price-Cap Regulation of R-Net. R-Net will be subject to price-cap regulation rather than incentive regulation which will enable R-Net to retain the benefit of all productivity and revenue gains during the applicable periods since R-Net's rate of return will not be regulated.

    3. Network Usage. Usage of the existing network in the Rochester Market may increase as a result of (a) service improvements which may be stimulated by the development of a resale market for network services and
  (b) rate reductions, including those which are required by the Rate Stabilization Plan and those which may result from competition for network services. This increased usage may lead to (1) additional revenues, (2) an increased likelihood that innovative services and improvements to the network will be developed by R-Net or suggested by third parties and (3) a further reduction in the Company's rates which may forestall the installation of additional competing networks.

    4. Integration of Telecommunication Services. The benefits to customers and related growth opportunities from R-Com serving as a single source of telecommunication services through the packaging of network services purchased from R-Net and other network providers.

    5. Rate Stabilization Plan. The Rate Stabilization Plan described below under "Certain Considerations" and "The Open Market Plan Agreement--Rate Stabilization Plan" which will provide greater certainty with respect to the applicable regulation of R-Net's rates during the Rate Period because it eliminates the risk that the PSC will recalibrate rates retroactively so as not to allow R-Net to benefit further from cost reductions.

    6. Royalty Proceeding Settled. The settlement of the royalty proceeding, described below under "Certain Considerations" and "The Open Market Plan Agreement--Royalty Dispute", which settlement generally provides that the PSC will not impose an annual royalty on the Company or R-Net during the Rate Period or for any prior period.

    7. Strategic Direction. The Board of Directors' belief that the Company will be better positioned to pursue its current businesses and long-term strategic direction than it would in the absence of the Open Market Plan.

  In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the Open Market Plan/Holding Company Proposal, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination with respect to the advisability of the Open Market Plan/Holding Company Proposal.

  THE BOARD OF DIRECTORS BELIEVES THAT THE OPEN MARKET PLAN AGREEMENT, THE OPEN MARKET PLAN TRANSACTIONS AND THE OPEN MARKET PLAN AMENDMENTS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREOWNERS. IT HAS UNANIMOUSLY APPROVED THE OPEN MARKET PLAN AGREEMENT, THE OPEN MARKET PLAN TRANSACTIONS AND THE OPEN MARKET PLAN AMENDMENTS, AND IT UNANIMOUSLY RECOMMENDS THAT THE SHAREOWNERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE OPEN MARKET PLAN AGREEMENT, THE OPEN MARKET PLAN TRANSACTIONS AND THE OPEN MARKET PLAN AMENDMENTS, DESIGNATED AS PROPOSAL 1 ON YOUR PROXY CARD.

  The Board of Directors reserves the right (1) to amend any provisions of the Open Market Plan Agreement in accordance with its terms and without shareowner approval, subject to applicable law, before or after shareowner approval and
(2) to terminate the Open Market Plan Agreement in accordance with its terms notwithstanding shareowner approval. In addition, approval of the Open Market Plan/Holding Company Proposal by the affirmative vote of a majority of the votes entitled to be cast by the holders of all the outstanding shares of Common Stock shall be deemed also to constitute approval of a resolution authorizing the Board of Directors, at any time prior to the filing of the Restated Certificate with the New York Secretary of State, to abandon the Open Market Plan Amendments without further action by the shareowners, in connection with the termination of the Open Market Plan Agreement or otherwise, notwithstanding approval of the Open Market Plan/Holding Company Proposal by the shareowners. The Open Market Plan Amendments are summarized below under "The Open Market Plan Amendments".

Certain Considerations

  While the Board of Directors believes that approval of the Open Market Plan/Holding Company Proposal is advisable and in the best interests of the Company and its shareowners, there is no assurance that the Open Market Plan will be advantageous to shareowners. In forming its belief that, overall, the Open Market Plan is in the best interests of the Company and its shareowners, the Board of Directors considered the possible effects of the Open Market Plan described below. Shareowners should consider these possible effects when evaluating the Open Market Plan/Holding Company Proposal.

    1. Increased Competition in Rochester Market. The Open Market Plan is designed to remove barriers to and may hasten local telephone competition in the Rochester Market because the terms of the Open Market Plan Agreement provide for (a) the full interconnection of competing local networks, including reciprocal compensation for terminating traffic, (b) equal access to network databases, (c) access to local telephone numbers and (d) telephone number portability. Indeed, Time Warner Communications and other potential competitors of the Company have already announced an intention to provide basic local exchange services in the Rochester Market. The inherent risk associated with opening the Rochester Market to competition is that some customers will purchase services from competitors, which would reduce the number of customers of the Company and potentially cause a decrease in the Company's revenues and profitability. The Company believes, however, that usage of its network following implementation of the Open Market Plan will increase, thereby offsetting, to some extent, the loss of revenues from end-user customers. Increased competition may also result in price decreases which are not offset by cost reductions. The Company believes, however, that R-Net and R-Com will be able to compete profitably in the Rochester Market following implementation of the Open Market Plan, especially because (1) the Open Market Plan will enable the Company to broaden the scope and quality of its competitive offerings and (2) price-cap regulation will not require R-Net to rebate earnings achieved through operating efficiencies that previously would have been shared with customers. See "The Open Market Plan Agreement--Rate Stabilization Plan". Moreover, the Company believes that local exchange services in the Rochester Market are already subject to competition from alternative transmission media which provide access services to long distance companies. The Company believes that this trend will continue whether or not the Open Market Plan is implemented. Accordingly, the Company believes that the Open Market Plan allows it to anticipate the inevitable erosion of its market share in local exchange services on terms that the Company believes will be in the best interests of its customers, employees and shareowners.

    2. Risks of Rate Stabilization Plan. While the price-cap regulation incorporated in the Open Market Plan Agreement will provide certain benefits to the Company, the terms of the Open Market Plan Agreement will pose certain economic risks to the Company. The Rate Stabilization Plan incorporated in the Open Market Plan Agreement provides for a total of $21 million in rate reductions for R-Net over the Rate Period. During the Rate Period, the rates charged by R-Net for basic residential and business telephone service may not be increased for any reason. Accordingly, R-Net's rate of return may be less than the return permitted in current rate proceedings by the PSC to other providers of local exchange services in New York State. See "The Open Market Plan Agreement--Rate Stabilization Plan". While the Rate Stabilization Plan requires R-Net to reduce its rates during the Rate Period, the Company cannot predict the effect of the Rate Stabilization Plan on the Company's results of operations because such effect is also dependent on the extent of usage of R-Net's network and on R-Net's costs. The rates provided in the Rate Stabilization Plan were designed to permit R-Net to recover its costs and to earn a reasonable rate of return, calculated using the methodology utilized by the PSC to set the rate of return earned by providers of local exchange services in New York State. There is no assurance, however, that R-Net will recover its costs or earn a reasonable rate of return.

    3. Restraints on the Company's Control of R-Net, Including Dividend Restrictions. AlthoughR-Net will be a wholly-owned subsidiary of the Company, the Company's ability to control the management and operations of R-Net will be restricted by various provisions of the Open Market Plan Agreement, including requirements that:

      (a) the members of the board of directors of R-Net will consist of a majority of persons who are neither officers or employees of R-Net nor directors, officers or employees of the Company or any of its affiliates ("Outside Directors"), whose nomination, following the initial selection of directors by the Company, will be the responsibility of a committee of Outside Directors;

      (b) only one of R-Net's directors may simultaneously serve as a director, officer or employee of the Company or any of its affiliates other than R-Net;

      (c) the members of the audit committee of the board of directors of R-Net will all be Outside Directors;

      (d) the annual compensation (including cash, bonuses and options to purchase the Company's stock) of officers and employees of R-Net will be based solely on the service quality and profitability of R-Net;

      (e) the officers and senior management employees of R-Net, together with certain of their family members, may not own in the aggregate in excess of 10% of the outstanding shares of the Company's stock, including ownership through stock options and R-Net's savings plan;

      (f) the person holding the position of legal counsel to R-Net will be responsible for the provision of legal services to R-Net only; and

      (g) transactions between R-Net and its affiliates will be subject to pricing and other restrictions under the Open Market Plan Agreement.

    In addition, the Open Market Plan Agreement also contains the following financial covenants which are intended to ensure that R-Net will not lack the financial strength to provide quality service:

      (a) dividends will not be paid by R-Net to the Company if (i) R-Net's senior debt has been downgraded to "BBB" by Standard & Poor's ("S&P") or the equivalent rating by other rating agencies or is placed on credit watch for such a downgrade or (ii) a service quality penalty is imposed under the Open Market Plan Agreement;

      (b) dividends also will not be paid unless R-Net's directors certify that such dividends will neither impair R-Net's service quality nor its ability to finance its short and long term capital needs on reasonable terms while maintaining an S&P debt rating target of "A";

      (c) the assets of R-Net may only be pledged for the debt obligations of R-Net;

      (d) R-Net will initially have at least $40 million of public long-term debt, which, at the election of the Company and subject to PSC approval, will either be (i) issued by R-Net within 90 days of the Effective Date, provided that the effective cost of such debt to customers shall not exceed 8% or (ii) issued by the Company prior to the Effective Date and assigned to R-Net as soon as practicable thereafter, provided, that, in either case, such debt will be rated at least "A" by S&P and at least "A2" by Moody's Investor Services;

      (e) any initial intercompany debt owed by R-Net to the Company must consist of components such that, in the aggregate, the interest rate and maturity shall match the terms of the public debt issued by the Company prior to the Effective Date for the rendition of public service in the Company's pre-restructuring service territory;

      (f) the ratio of R-Net's long-term debt to total capital may not exceed 40.37% on the Effective Date; and

      (g) R-Net will endeavor to maintain sufficient public debt to support continuation of separate debt ratings from three major rating agencies.

  See "The Open Market Plan Agreement--Restrictions on R-Net's Independence; Financial Covenants". While a majority of the members of the Board of Directors of R-Net will be Outside Directors, the approval of the Company, as the sole shareowner of R-Net, will be required under New York law in order for R-Net to make certain extraordinary transactions, amendments of the R-Net Certificate of Incorporation and certain amendments of the R-Net By-Laws. In addition, under the R-Net Certificate of Incorporation, approval of the Company, as the sole shareowner of R-Net, will also be required for

  (1) the adoption of any operating or capital budgets or financing plans or, to the extent not provided for in a budget or plan approved by the shareowners, the making or incurrence of any investments, capital expenditures, indebtedness or off-balance sheet liabilities, in each case in excess of $10 million in the aggregate in any fiscal year of R-Net, (2) the execution of material contracts or (3) the appointment of R-Net officers.

    4. Holding Company Structure. Upon reorganization of the Company as contemplated by the Open Market Plan Agreement, the Company will no longer directly own any material assets other than its interest in the capital stock of its subsidiaries, including R-Net and R-Com. In addition, as described above, dividends from R-Net to the Company are subject to restrictions under the Open Market Plan Agreement.

    5. Potential Diversification Risk. On the Effective Date, the PSC will cease to regulate the Company's ability to finance or expand its businesses outside of New York State. The Company will therefore be able to make acquisitions and investments, enter into new lines of business and geographic areas, issue equity securities and incur long-term indebtedness without PSC approval, subject to certain exceptions. As a result, the Company will have greater flexibility to finance and expand its existing businesses. Thus, upon implementation of the Open Market Plan, the Company may be able to pursue opportunities with both greater potential profits and greater business risk than it could currently pursue as a telephone company subject to the authority of the PSC. While the pursuit of such opportunities may conceivably result in increased volatility of the Company's securities, it may also result in potentially greater returns to the Company and its shareowners, although there is no assurance of greater returns. There can be no assurance that any expansion of the Company's business will be successful or, if unsuccessful, that it will not have a direct or indirect adverse effect on the Company as a whole. It is the current intention of the Company to engage only in telecommunication-related businesses.

    6. Royalty Dispute. While the PSC has agreed that no royalty will be imposed by the PSC against the Company or R-Net during the Rate Period or for any prior period, subject to limited exceptions, the PSC will not be precluded from seeking any royalties pursuant to the Royalty Order, as it may be modified as a result of judicial appeal, subsequent to the expiration of the Rate Period. The Company estimated the effect of the Royalty Order, if imposed in 1994, to be in the range of $2.0 million per year. Under the Open Market Plan Agreement, however, the Company is permitted to continue its litigation challenging the Royalty Order. The Company has filed a motion with the New York State Court of Appeals seeking leave to appeal a decision of the Appellate Division of the New York State Supreme Court which held that the Royalty Order was valid. See "The Open Market Plan Agreement--Royalty Dispute".

    7. Overlap of Retail Services. The Open Market Plan ultimately agreed to by the Staff, in contrast to the proposal initially filed by the Company in the Petition, will not completely divide the Company's telephone operations in the Rochester Market between a wholesale provider of local network services and a retail provider of diversified telecommunication services. Rather, upon implementation of the Open Market Plan, R-Com will have the Company's existing customer base for only a limited number of competitive retail services consisting of Centrex and high capacity private lines and certain currently nonregulated services (e.g., customer premises equipment). R-Net, while offering wholesale services to R-Com and other telecommunication companies, will be required to provide on a retail basis those telecommunication services which the PSC does not yet deem competitive. To the extent R-Net provides certain services to the same retail customers who may be served by R-Com for other services, the Company will, in the aggregate, incur certain sales and service related expenses that are duplicated by both R-Net and R-Com. The Company expects, however, that as more services presently offered by R-Net become competitive, the PSC will approve the termination of the provision of those services by R-Net in favor of service by R-Com, which will result in a reduction in R-Net's retail related expenses. In addition, R-Com can compete for R-Net customers to the same extent as any other competitor.

    8. Compliance Costs. Under the Open Market Plan Agreement, R-Net and its affiliates will be obligated to furnish various periodic reports to the Staff and the PSC to demonstrate compliance with the terms of the Open Market Plan Agreement, including terms designed to ensure the fairness of transactions between R-Net and its affiliates and the absence of discrimination of R-Net against non-affiliates. Although the Company is currently subject to PSC reporting requirements, the obligations under the Open Market Plan Agreement will represent an incremental cost to the Company, but the Company does not believe such costs will be material to the Company as a whole. These additional ongoing costs will, however, be offset to the extent the Company is no longer required to seek PSC approval for unregulated operations upon reorganization to a holding company structure.

  In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the Open Market Plan/Holding Company Proposal, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination with respect to the advisability of the Open Market Plan/Holding Company Proposal.

Regulatory Approvals

  PSC approval of the Open Market Plan Agreement is a condition to the implementation of the Open Market Plan. The PSC issued an order approving the Open Market Plan Agreement on November 10, 1994. The PSC Order clarified and supplemented certain terms of the Open Market Plan Agreement. The Company does not believe, however, that the PSC Order changed, in any material respect, the terms of the Open Market Plan Agreement.

  Although approval by the Federal Communications Commission (the "FCC") is not required to effect the Open Market Plan, the Company has sought waivers from certain of the FCC's rules to permit greater flexibility with respect to R-Net's tariff and billing procedures. In addition, the Company intends to apply to the FCC for approval of the transfer of certain common carrier radio licenses from one of its subsidiaries to R-Net in connection with the Company's restructuring. Although the FCC may not act on these waivers and license transfers prior to the Effective Date, the failure to obtain these waivers and license transfers will not have a material adverse effect on R-Net or the Company. The Company believes that the FCC will grant the requested waivers and approve the transfer of the radio licenses to R-Net.

The Open Market Plan Amendments

  As part of the Open Market Plan/Holding Company Proposal and in order to effect the restructuring of the Company into a parent holding company, the Board of Directors has unanimously approved the Open Market Plan Amendments which will (1) reorganize the Company from a regulated "telephone corporation" under the New York Transportation Corporations Law (the "Transportation Corporations Law") to an unregulated "business corporation" under the Business Corporation Law, (2) broaden the "purposes" clause contained in the Current Certificate with a provision specifying as the purposes of the Company those purposes permitted to any business corporation under the Business Corporation Law and (3) delete the existing description of the territory in which the Company operates as a local exchange telephone corporation in the Rochester area.

  As a result of the amendments to the Current Certificate contemplated by the Open Market Plan/Holding Company Proposal and the other Proposals, the Company's Certificate of Incorporation will be amended and restated substantially as set forth in the composite form of the Restated Certificate of Incorporation of the Company (the "Restated Certificate") appearing as Appendix 1 to this Proxy Statement. Implementation of the Open Market Plan is conditioned upon the approval by the shareowners of the Open Market Plan/Holding Company Proposal (including the Open Market Plan Amendments) as well as approval by the shareowners of the Common Stock Amendment (as defined below), the Preferred Stock Amendment (as defined below) and the Redemption Provision Amendment (as defined below), and the filing of the Restated Certificate with the New York Secretary of State. If the Open Market Plan/Holding Company Proposal and each of these other Proposals are adopted by the shareowners, the Open Market Plan Amendments will become effective upon the filing of the Restated Certificate with the New York Secretary of State. The Company intends to file the Restated Certificate on or prior to the Effective Date.

The Open Market Plan Agreement

  The following is a summary of certain provisions of the Open Market Plan Agreement, which appears as Appendix 2 to this Proxy Statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the Open Market Plan Agreement.

 Restructuring of the Company

  The Company is currently a telephone operating corporation organized under the Transportation Corporations Law and is regulated by the PSC. The Open Market Plan Agreement provides that the Company, which currently conducts all of its operations (other than local exchange and access services in the Rochester Market) through subsidiaries, will be reorganized into an unregulated parent holding company which will not own any assets other than the stock of:

    1. R-Net, a telephone and network transport corporation to be formed immediately prior to the Effective Date, which will be regulated by the PSC, will use the name "Rochester Telephone" (see "PROPOSAL 5--THE NAME CHANGE AMENDMENT"), and will offer retail services to existing customers as well as sell and market wholesale network services and other services to retailers of telecommunication services in the Rochester Market;

    2. R-Com, a corporation to be formed immediately prior to the Effective Date, which will be a lightly regulated retail provider of telecommunication services to residential and business customers located, initially, in the Rochester Market;

    3. Distributed Solutions, Inc., an existing unregulated subsidiary of the Company, which will provide computer, billing and other information processing services to the Company's affiliates and to third parties ("DSI"); and

    4. the Company's other existing subsidiaries, including those that provide local exchange services outside the Rochester Market as well as telecommunication equipment and services in the Rochester Market and other markets.

  The resulting holding company, which will be organized as a New York business corporation, will be entitled, among other actions, to issue securities and effect acquisitions or enter new lines of business without obtaining the approval of the PSC, subject to certain exceptions. The corporate structure of the Company as of the date hereof and as contemplated upon the effectiveness of the Open Market Plan is illustrated on Appendices 3 and 4 to this Proxy Statement, respectively.

  To restructure the Company, on the Effective Date, the Company will transfer its assets and liabilities relating to its telephone operations in the Rochester Market as follows:

    1. to R-Net, (a) the Company's public utility franchises and customer base, subject to limited exceptions as provided in the Open Market Plan Agreement, (b) the Company's trademarks relating to the "Rochester Telephone" name and (c) all of the Company's business, including its assets, accounts, personnel and liabilities, other than those assets, accounts, personnel and liabilities that are transferred to R-Com, DSI or other subsidiaries or those which are necessary for the Company to provide certain holding company services, consisting of corporate management, legal, tax, corporate finance, corporate planning, business development, treasury, investor relations, and internal audit; and

    2. to R-Com, all of the stand-alone assets and personnel necessary to serve customers who acquire the following services from the Company: (a) Centrex; (b) private line service, where the customer is taking high capacity service (1.544 megabits per second and above) or a combination of high capacity and lower capacity service; and (c) voice mail, subject to R-Com and the Staff reaching agreement on a price to be paid by R-Com to R-Net for the voice mail assets as provided under the Open Market Plan Agreement.

  In addition, the Company may also elect to transfer the following services (the "Additional R-Com Services") to R-Com on the Effective Date: (a) terminal equipment sales, services and leasing; (b) packet switching (network concentrator which performs protocol conversion functions); (c) construction, removal and maintenance on customer premises of customer-owned fiber optic equipment; (d) audiotext equipment; (e) operator services for RCI Long Distance, Inc.; (f) home video text equipment; (g) sales, services and leasing of digital data equipment at customer premises; (h) facsimile services for hotel guests; (i) enhanced facsimile services such as fax on demand, guaranteed fax and broadcast fax; (j) equipment relating to Signalling System 7 Services;
(k) telephone answering service; and (l) advanced communications services related to Centrex.

  The transfer of assets and liabilities by the Company to R-Net and R-Com represents one of the transactions contemplated by the Open Market Plan Agreement. Although shareowners are being asked to approve such transfer by virtue of their approval of the Open Market Plan Transactions, approval of such transfer by shareowners or by any other holder of securities of the Company is not required either under New York law or under the terms of the Open Market Plan Agreement or of any other contract or agreement to which the Company is a party.

 Service Offerings by R-Net

  R-Net will, subject to the ongoing authority of the PSC, provide the retail service offerings in the Rochester Market provided by the Company as of the date of the Open Market Plan Agreement with the exception of the services that are now considered to be competitive by the PSC. These competitive services, consisting principally of Centrex, private line service and voice mail, will be provided by R-Com. In addition, to such extent as may be reasonably practical and upon a bona fide request, R-Net will unbundle and offer the services or network elements available from its network facilities, on a tariff basis, for wholesale purchase by R-Com, by other carriers certified by the PSC to offer telephone service or by other bona fide service providers. If R-Net declines to make the service or network elements available, it must indicate its reasons for that decision. Either R-Net or the requesting party may refer any dispute to the PSC. As described in more detail below, R-Net will also (1) provide retail services until such services are considered competitive by the PSC, at which time they may be transferred to R-Com, and (2) offer White and Yellow pages directories for the Rochester Market.

  The Open Market Plan Agreement contemplates that as R-Net modifies and expands its network, other services or network elements will be available for resale by R-Com and by other certified carriers and other bona fide service providers. R-Net will give notice to all certified carriers and bona fide service providers at the same time, at least three months in advance (if possible), of the availability of any new service or network elements.

 Service Offerings by R-Com

  R-Com is designed to operate as a retail provider of integrated communications services, buying network access from R-Net or other carriers and packaging these services with R-Com's own and others' product lines such as voice mail, data services, long distance and wireless. Neither the rates charged by R-Com nor its rate of return will be regulated, although R-Com will be required to file tariffs containing its rates with the PSC. R-Com will be permitted to sell, on a bundled basis, services and/or network elements that it purchases from R-Net along with competitive services, provided, however, that the bundled price shall be at least equal to the sum of R-Net's tariff price to R-Com for such services and/or elements plus R-Com's incremental cost of the competitive services.

  Initially, however, R-Com's customer base will be only those customers for the retail services transferred to R-Com on the Effective Date, consisting of Centrex, private line services, voice mail and any Additional R-Com Services. Customers purchasing any services other than those transferred to R-Com will be served by R-Net.

  Thereafter, R-Com and other providers may compete for customers from R-Net's customer base through direct marketing efforts. R-Com may compete for new customers or for R-Net's customers by reselling services purchased from R-Net or from another vendor or by selling services provided through R-Com's own facilities. In the future, R-Com will receive R-Net's customer base with respect to additional services that are deemed to be competitive by the PSC and are transferred to R-Com as described under "Transfer of Competitive Services from R-Net to R-Com" below or are developed by R-Com. While R-Com's services will initially be limited to customers in the Rochester Market, the Company anticipates that R-Com may also eventually offer its services outside the Rochester Market.

 Transfer of Competitive Services from R-Net to R-Com

  At any time that R-Net or any interested person or entity believes that the market for a particular regulated good or service is competitive, it may apply to the PSC for authorization for R-Net to cease offering that good or service at retail and for R-Com to begin providing that good or service. The PSC may approve the proposed transfer if it finds that the transfer will be consistent with the public interest. Any proceeding to consider the transfer of a good or service from R-Net to R-Com will also provide a forum for the PSC to set a transfer price. If R-Com disagrees with the transfer price set in the proceeding, it can elect not to accept the transfer. Under such circumstances, R-Net will continue to provide the good or service R-Com declined to accept.

 Directories

  R-Net will offer White and Yellow page directories for the Rochester Market. R-Net will include, at no charge and on a non-discriminatory basis, (1) in its residential and business White pages, the listing of all customers purchasing basic telephone services within the Rochester Market (except those who choose not to have their listing published) and (2) in its Yellow pages, the listing of all business customers served within the Rochester Market, in each case no matter which carrier serves those customers. R-Net may not transfer these directory operations to any of its affiliates, including R-Com, absent PSC approval. Nonetheless, an R-Net affiliate may provide these directory operations if any R-Net data and/or databases used by the affiliate to provide such directories are available to all other providers on the same terms and conditions, under tariff. R-Net may petition the PSC for permission to transfer its Yellow page operations, or any portion thereof, to a third party upon such terms and conditions as the PSC may at that time impose. In the future, both R-Net and R-Com may offer electronic directory services.

 Restrictions on R-Net's Independence; Financial Covenants

  The Staff's concerns about the ability of R-Net to potentially discriminate in favor of its affiliates in the provision of network facilities and about ensuring that R-Net will not lack the financial strength to provide quality service, together with the Staff's mandate to promote the public interest, led the Staff to recommend the requirements in the Open Market Plan Agreement described above under "Certain Considerations".

 Rate Stabilization Plan

  The Open Market Plan Agreement provides for a rate stabilization plan for R-Net containing aggregate rate reductions of $21 million over a seven year period, subject to termination by either party after five years as described below. R-Net's annual rates will be reduced by $11 million on January 1, 1995, which includes the $9.5 million in revenue requirement reductions for 1994 which the Company had already accepted under preliminary agreements with the PSC. This will be followed by an additional rate reduction of $2.5 million on January 1, 1996 and by $1.5 million each succeeding January 1 through and including January 1, 2001, assuming, in each case, that the Effective Date occurs on or prior to January 1, 1995 and that the Rate Stabilization Plan has not been terminated as described below. Any new regulated service to be offered by R-Net will continue to be subject to tariff review by the PSC. During the Rate Period, R-Net may not defer additional costs or benefits incurred (except with the permission of the PSC) nor may it file for any rate relief to be effective during the Rate Period.

  The Rate Stabilization Plan precludes R-Net from increasing basic residential and business telephone service rates during the Rate Period. The rate reductions will eliminate the touchtone charge for residential customers by the end of 1994 and for business customers by the end of 1996. The balance of the rate decreases will reduce usage charges, including local measured service during peak periods and long distance carrier access charges. Discretionary and competitive services may, however, be priced within flexible pricing ranges established prior to the Effective Date in the Company's tariff. Aggregate additional revenues generated from price increases to existing discretionary service rates may not, however, exceed $2 million per year during the term of the Open Market Plan Agreement. A schedule of the rate reductions and corresponding rates is attached as Appendix 5 to this Proxy Statement.

  In exchange for the rate reductions, the PSC will neither regulate R-Net's rate of return during the Rate Period nor otherwise link R-Net's earnings to any specified rate of return. Consequently, although R-Net's maximum rates will be fixed during the Rate Period in accordance with a schedule that provides for $21 million of rate reductions, R-Net will retain all earnings during the Rate Period, subject to certain early termination adjustments.

  During the Rate Period, depreciation of R-Net's assets will be increased by an aggregate of $17 million. The timing of the increased depreciation will be at R-Net's discretion except that, by the end of the first year, the amount shall be at least $5 million and, by the end of the fifth year, the cumulative amount shall be at least $15 million.

 Termination of the Rate Stabilization Plan

  Although the Rate Stabilization Plan is scheduled to expire on December 31, 2001, it may be terminated by either R-Net or the PSC upon the filing of a rate proceeding seeking permanent or temporary rates to be effective on January 1, 2000. In the event that R-Net terminates the Rate Stabilization Plan, it will create a deferred account in the amount of $4.5 million plus associated carrying charges for disposition for the benefit of R-Net's customers by the PSC. In the event that either R-Net or the PSC terminates the Rate Stabilization Plan, R-Net will ensure that the $17 million of increased depreciation described above is credited in full by December 31, 1999. If the Rate Stabilization Plan has not been terminated effective as of January 1, 2000, R-Net's maximum rates will continue to remain in effect until January 1, 2002 as provided in the Rate Stabilization Plan. Even if the Rate Stabilization Plan is terminated, however, the other terms of the Open Market Plan Agreement will remain in effect unless specifically modified by the PSC, except that the PSC may not modify any of the provisions relating to the restructuring of the Company into an unregulated holding company.

 Royalty Dispute

  Under the Open Market Plan Agreement, the PSC, which previously issued the Royalty Order, will not impute a royalty on either the Company or R-Net during the Rate Period or for any prior period, subject to limited exceptions. Upon the termination of the Rate Period, however, the PSC may impute a royalty for the period beginning on the termination date, subject to the outcome of any litigation regarding the royalty. If the PSC seeks to impute a prospective royalty, it may consider the investments made by the Company in deregulated telecommunication companies in existence on the termination date, notwithstanding when those investments were first made. The Company is not, however, precluded by the terms of the Open Market Plan Agreement from pursuing the litigation it instituted to challenge the Royalty Order. On June 30, 1994, the Appellate Division of the New York State Supreme Court ruled that the Royalty Order was valid. The Company has filed a motion with the New York State Court of Appeals seeking leave to appeal this decision on various grounds and has also filed a notice of appeal on constitutional grounds.

 Restrictions on Affiliate Transactions

  The Open Market Plan Agreement, consistent with the Staff's objective of preventing R-Net from favoring the Company to the disadvantage of R-Net's or the Company's competitors, provides that any transaction between R-Net and the Company, or between R-Net and any of its affiliates, will be conducted at arm's length. Transactions between R-Net and its affiliates are generally limited to tariffed purchases and sales subject to the exception that R-Net may engage in non-tariffed purchases from its affiliates if:

    1. the transactions involve goods or services relating to the Company's telephone operations in the Rochester Market that were, prior to the Effective Date, provided to the Company on a non-tariffed basis; and

    2. the aggregate of such transactions does not exceed $4 million per year (plus the Company's actual 1993 allocated costs for mutually beneficial services and for services provided within the Company that will become holding company services to be provided by the Company after the Effective
  Date) for all of R-Net's non-tariffed affiliate transactions except transactions with DSI.

  R-Net's annual non-tariffed transactions with DSI may not exceed the Company's actual 1993 information services expenses. The Open Market Plan Agreement also imposes similar restrictions on transactions between the New York regulated telephone companies controlled by the Company (other than R-Net) and the Company and its affiliates. These restrictions are not dissimilar from restrictions that the Staff has sought in connection with agreements with other holding companies that have an interest in New York telephone corporations.

 R-Net's Relationship with Other Carriers

  The Open Market Plan Agreement contains certain provisions to ensure that third party carriers can use R-Net's network on a nondiscriminatory basis. The Open Market Plan Agreement requires R-Net to interconnect its local network with networks of certificated carriers so as to allow completely transparent calling among customers of different providers. In that connection, all competing providers of local exchange services will have the same access to R-Net's network functionalities, services and data bases, upon the same terms and conditions as R-Net provides such functionalities and data bases to any affiliate or other entity.

  R-Net will pay and receive reciprocal compensation for the exchange of local message traffic between it and other carriers offering simultaneous local two-way service over their own networks within the Rochester Market. The amount of this reciprocal compensation will, other than with respect to local traffic, equal R-Net's then applicable intrastate access charges. If a certificated carrier and R-Net are interconnected as contemplated by the Open Market Plan Agreement, to the extent that the exchange of local traffic is "in balance", each terminating carrier will be compensated for the termination of that traffic on its network at R-Net's tariff rate for local switching, but each terminating carrier will be responsible for the provision of and payment for any local transport that is required for completion of calls. The traffic will be deemed to be "in balance" if the percentage difference between R-Net's originating minutes of local use that terminate on another certificated carrier's network and R-Net's terminating minutes of local use that originate on that carrier's network is equal to or less than 10% of the smaller of the two values.

  Customers' current local telephone numbers will remain the same if the customer retains the same residence, no matter which telephone reseller that customer may choose. In that connection, all certificated facilities-based local exchange carriers offering switched services will be equally entitled to the assignment of NXX central office codes and inclusion in the Local Exchange Routing Guide as independent carriers. If a customer changes network carriers, however, the customer's telephone number will be retained only at the election of the competing carrier. R-Net has agreed to implement full number portability (including the ability for a telephone number to be retained by a customer who moves anywhere within the Rochester Market) when it is technically feasible, commercially available and economically practical.

 Reservation of PSC Authority

  The Open Market Plan Agreement provides that the PSC reserves the authority to modify the Open Market Plan Agreement (except as to the restructuring of the Company into an unregulated holding company) if, in the opinion of the PSC, unforeseen circumstances have such a substantial impact upon R-Net's financial performance as to render the Open Market Plan Agreement unreasonable, unnecessary or insufficient for the provision of safe and adequate service. In addition, the PSC Order explicitly recognized the PSC's continuing authority to implement further revisions with regard to competitive pricing as it finds necessary and justified.

Certain Federal Income Tax Consequences

  The transactions contemplated by the Open Market Plan Agreement, including the restructuring of the Company as contemplated thereby, will have no federal income tax effect to the Company or its shareowners.

Accounting Treatment

  Management anticipates that the implementation of the Open Market Plan will have no material effect on the consolidated accounts of the Company. The assets and liabilities to be transferred on the Effective Date by the Company to R-Net or R-Com will be recorded on their respective books at the then book value of such assets and liabilities. The Company's ownership of all the capital stock of each of these subsidiaries will be accounted for on the Company's books at the net book value of the assets and liabilities transferred to each subsidiary. Management anticipates that R-Net will adhere to the provisions of Financial Accounting Standards Board Statement No. 71, "Accounting for the Effects of Certain Types of Regulation".

  Representatives of Price Waterhouse, the Company's independent accountants, will be present at the Special Meeting to make a statement, if they wish, and to respond to appropriate questions from shareowners.

PROPOSALS 2 AND 3--THE COMMON STOCK AMENDMENT AND THE PREFERRED STOCK AMENDMENT

  The Board of Directors has unanimously approved and declared advisable amendments to the Current Certificate (1) to increase the number of authorized shares of Common Stock from One Hundred Million (100,000,000) shares of Common Stock to Three Hundred Million (300,000,000) shares of Common Stock (the "Common Stock Amendment") and (2) to authorize Four Million (4,000,000) shares of a new class of preferred stock (the "Class A Preferred Stock") of the par value of $100.00 per share which would be designated as Class A Preferred Stock (the "Preferred Stock Amendment"). The Class A Preferred Stock will rank junior to the Cumulative Preferred Stock as to dividends or distributions, and upon the liquidation, dissolution or winding up of the Company. The Board of Directors recommends that the shareowners approve both the Common Stock Amendment and the Preferred Stock Amendment.

  The shareowners are being asked to approve the Common Stock Amendment and the Preferred Stock Amendment substantially in the form included in the Restated Certificate appearing as Appendix 1 to this Proxy Statement. Implementation of the Open Market Plan is conditioned upon the approval by the shareowners of the Open Market Plan/Holding Company Proposal, the Common Stock Amendment, the Preferred Stock Amendment and the Redemption Provision Amendment, and the filing of the Restated Certificate with the New York Secretary of State. If the Common Stock Amendment, the Preferred Stock Amendment and each of the other Proposals are adopted by the shareowners, the Common Stock Amendment and the Preferred Stock Amendment will become effective upon the filing of the Restated Certificate with the New York Secretary of State. The Company intends to file the Restated Certificate on or prior to the Effective Date.

  Approval of the Common Stock Amendment or the Preferred Stock Amendment by the affirmative vote of a majority of the votes entitled to be cast by the holders of all the outstanding shares of Common Stock shall be deemed also to constitute approval of a resolution authorizing the Board of Directors, at any time prior to the filing of the Restated Certificate with the New York Secretary of State, to abandon such proposed amendment without further action by the shareowners, in connection with the termination of the Open Market Plan Agreement or otherwise, notwithstanding approval of such amendment by the shareowners. The following is a summary of the Common Stock Amendment and the Preferred Stock Amendment which summary is qualified in its entirety by reference to the Restated Certificate.

  As required by the terms of the outstanding Cumulative Preferred Stock contained in the Current Certificate (which terms would not be changed by the adoption of the Preferred Stock Amendment), the Company is separately soliciting the approval of the holders of such stock for the authorization of the

Preferred Stock Amendment. If such holders do not approve the authorization of the Class A Preferred Stock, the Class A Preferred Stock shall not be authorized. Because the Open Market Plan/Holding Company Proposal, the Common Stock Amendment, the Redemption Provision Amendment and the Name Change Amendment are not contingent on the holders of the Cumulative Preferred Stock approving the authorization of the Class A Preferred Stock, such Proposals will not be affected if such holders do not approve the authorization of the Class A Preferred Stock.

Reasons for and Effects of the Common Stock Amendment and the Preferred Stock Amendment

  The Board of Directors believes that the current number of shares of capital stock available for issuance is not sufficient to meet the Company's future needs. Of the 100,000,000 authorized shares of Common Stock, approximately 73 million shares are currently outstanding and of the 850,000 authorized shares of Cumulative Preferred Stock, 200,000 shares are currently outstanding. The decision of the Board of Directors to seek greater flexibility to issue shares of capital stock is consistent with the ability of the Company to issue shares without PSC approval if the Open Market Plan/Holding Company Proposal is approved. The Company believes that it is in the best interests of the Company and its shareowners to authorize additional shares of capital stock, thereby providing the Board of Directors with the flexibility to authorize the issuance of shares for financing the Company's businesses, acquiring other businesses and forming strategic partnerships and alliances. The Board of Directors believes that this flexibility is particularly important because the Company's financial flexibility and growth potential will be enhanced upon implementation of the Open Market Plan. In addition, the increased number of authorized shares of Common Stock may be used for stock dividends, stock splits, director and employee stock option plans and other employee benefit plans.

  The adoption of the Common Stock Amendment or the Preferred Stock Amendment will not result in the issuance of any shares of Common Stock or Class A Preferred Stock. Approval of the Common Stock Amendment or the Preferred Stock Amendment, however, will permit the Board of Directors to issue additional shares of Common Stock or Class A Preferred Stock, respectively, without further approval of shareowners and upon such terms and at such times as it may determine unless shareowner approval is required by the Restated Certificate or by applicable law or stock exchange requirements. Although the Company is continually reviewing various transactions that could result in the issuance of shares of the Company's capital stock, the Board of Directors has no present plans to issue additional shares of capital stock except for shares of Common Stock as may be required in connection with (1) the exercise of existing outstanding stock options, (2) the conversion of outstanding convertible securities, (3) the acquisition by the Company of Minnesota Cellular Telephone Company or (4) other acquisitions which may be publicly announced after the date of this Proxy Statement. Holders of the Company's securities have no preemptive rights to subscribe to the Company's securities.

  The additional flexibility described below that would be afforded to the Company by the ability to issue the Class A Preferred Stock could render a change in control of the Company more difficult if the Board of Directors causes such shares to be issued. In the event of a proposed merger, tender offer or other attempt to gain control of the Company which the Board of Directors does not approve, it would be possible for the Board of Directors to authorize the issuance of a series of the Class A Preferred Stock with rights and preferences which could impede the completion of such transaction. The Board of Directors could authorize holders of the Class A Preferred Stock to vote, either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or other extraordinary corporate transactions. Since the issuance of the Class A Preferred Stock could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company, shares of the Class A Preferred Stock could be privately placed with purchasers who might ally themselves with the Board of Directors to oppose a hostile takeover bid.

  The issuance of additional shares of Common Stock could also be used to discourage an unsolicited takeover proposal which the Board of Directors believes is not in the best interests of the shareowners. For example, shares of Common Stock could be privately placed with purchasers who would be likely to support the Board of Directors in opposing a hostile takeover bid. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of the shareowners of the Company, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the shareowners nevertheless might believe to be in their best interests or in which shareowners might receive a premium for their stock over the then market price of their stock. In addition, the issuance of such shares might make it more difficult or discourage attempts to remove incumbent management. Moreover, the issuance of such shares might have a dilutive effect on earnings per share and on the voting rights of the existing shareowners. The Board of Directors does not at present intend to seek shareowner approval prior to any issuance of authorized capital stock, unless otherwise required by law, the Restated Certificate or the requirements of any applicable stock exchange.

The Common Stock Amendment

  As of November 4, 1994, there were 73,160,833 shares of Common Stock outstanding. An additional 2,984,187 shares of Common Stock were reserved for issuance under the Company's employee stock option plans and 251,483 shares for conversion of the Company's 10.46% Convertible Debentures due 2008. The number of outstanding shares of Common Stock was recently increased by approximately
36.6 million shares as a result of the Company's 2-for-1 stock split paid on April 29, 1994. As a result of the stock split, the number of authorized, unissued and unreserved shares of Common Stock has been significantly reduced to fewer than 27 million shares. Accordingly, the Company could not engage in one or more transactions requiring the issuance of an aggregate number of shares of Common Stock greater than 27 million without obtaining shareowner approval for the authorization of the excess at the time. This constraint may reduce the Company's flexibility to continue the acquisition and diversification efforts necessary for long-term growth.

The Preferred Stock Amendment

  If the Preferred Stock Amendment is approved, the Class A Preferred Stock could be issued by the Board of Directors, from time to time, without the necessity of further action or authorization by the Company's shareowners (unless required by the Restated Certificate or by applicable law or stock exchange requirements), in one or more series and with such designations, relative rights, preferences and limitations as the Board of Directors may, in its discretion, determine (subject to applicable law and to the rights of the holders of Cumulative Preferred Stock described below), including, but not limited to, the relative rights, preferences and limitations among series of Class A Preferred Stock, and:

    1. the designation of such series and the number of shares to constitute such series;

    2. the dividends, if any, for such series, provided, however, that dividends or other distributions shall not be declared or paid on any shares of Class A Preferred Stock unless (a) dividends have been paid for all past quarterly dividend periods on all outstanding shares of Cumulative Preferred Stock at their respective annual dividend rates and (b) full dividends on all outstanding shares of Cumulative Preferred Stock for the current quarterly dividend period shall have been paid, or declared and set apart for payment;

    3. the right, if any, of the Company to redeem shares of such series and the terms and conditions of such redemption;

    4. the amount which the holders of the shares of such series shall be entitled to receive in case of a liquidation, dissolution or winding up of the Company, provided, however, that such holders (a) shall not be entitled to receive any amount unless the holders of the Cumulative Preferred Stock shall have been paid the Liquidation Preference (as defined below) and (b) shall be entitled to receive not less than $100.00 per share before the holders of shares of Common Stock or any other class of stock ranking junior to the Preferred Stock shall be entitled to receive any amount;

    5. the voting rights, if any, of shares of such series;

    6. the sinking fund provisions, if any, of shares of such series, and the terms and conditions thereof; and

    7. the conversion or exchange privileges, if any, of shares of such series, and the terms and conditions of conversion or exchange.

  Although many of the foregoing terms could have been provided for by the Board of Directors in connection with the issuance of shares of presently authorized Cumulative Preferred Stock, the provisions in the Current Certificate relating to the Cumulative Preferred Stock (which provisions will remain in effect after the filing of the Restated Certificate) limit the flexibility of the Board of Directors to designate the terms of Cumulative Preferred Stock in a number of respects. For instance, all series of Cumulative Preferred Stock must share ratably:

    1. in dividends based on their respective dividend rates, which dividends must be cumulative; and

    2. in the distribution of the Company's assets upon a liquidation of the Company based on their respective redemption prices plus accrued and unpaid dividends, in the case of a voluntary liquidation, or based on their respective par values plus accrued and unpaid dividends, in the case of an involuntary liquidation (the "Liquidation Preference").

  All series of Cumulative Preferred Stock are also redeemable in accordance with the notice and other redemption provisions set forth in the Current Certificate for an amount equal to the sum of their respective par values, accrued and unpaid dividends, and any premium which shall have been fixed by the Board of Directors prior to the issuance of such series. In addition, the holders of any series of Cumulative Preferred Stock are generally not entitled to voting rights except (1) as provided by law, (2) in connection with the issuance of securities of the Company and (3) to elect a majority of the Board of Directors if four quarterly dividends on the Cumulative Preferred Stock are in arrears.

  In connection with the issuance of securities, the affirmative vote of a specified percentage of the holders of the Cumulative Preferred Stock is required to:

    1. increase the authorized amount of the Cumulative Preferred Stock;

    2. authorize a class of stock having preferential rights equal or superior to the Cumulative Preferred Stock; or

    3. issue any shares of Cumulative Preferred Stock or any shares of stock having preferential rights equal or superior to the Cumulative Preferred Stock without compliance with certain requirements as to earnings.

The Class A Preferred Stock would provide the Board of Directors with greater flexibility than does the Cumulative Preferred Stock to fix, for a particular series of stock, terms relating to dividend, liquidation and voting rights and to the redemption of shares.

  The actual effect of the authorization of the Class A Preferred Stock upon the rights of holders of Common Stock cannot be stated until the Board of Directors determines the respective rights of the holders of one or more series of the Class A Preferred Stock. Such effects, however, might include:

    1. restrictions on dividends on Common Stock if dividends on the Class A Preferred Stock are in arrears;

    2. dilution of the voting power of the Common Stock; and

    3. the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the Class A Preferred Stock.

The terms of the currently authorized Cumulative Preferred Stock could have certain similar effects upon the rights of the holders of Common Stock. As described above, the terms of the Cumulative Preferred Stock restrict dividends on Common Stock if cumulative dividends on the Cumulative Preferred Stock are in arrears and provide for a liquidation preference for the holders of Cumulative Preferred Stock. Under the Current Certificate, however, holders of Common Stock have exclusive voting rights, subject to the limited voting rights of holders of Cumulative Preferred Stock described above, and therefore the issuance of Cumulative Preferred Stock would not generally be dilutive to the holders of Common Stock.

Existing Provisions in the Current Certificate and By-Laws That May Be Considered Anti-Takeover Provisions

  Under the Current Certificate, a special meeting of shareowners may be called only by the Board of Directors. This provision makes it more difficult for shareowners to take actions opposed by the Board of Directors. In addition, the By-Laws provide that shareowners seeking to bring business before a meeting of shareowners or to nominate candidates for election as directors must provide timely written notice thereof to the Company. To be timely, a shareowner's notice must generally be received by the Corporate Secretary of the Company at the principal executive offices of the Company (1) with respect to an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary of the immediately preceding annual meeting; provided, however, that if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, and (2) with respect to a special meeting of shareowners for the election of directors, not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The By-Laws also specify certain requirements for a shareowner's notice to be in proper written form. These By-Law provisions are not applicable to proposals and nominations by the Board of Directors. By regulating proposals and nominations from the floor at any meeting of shareowners, the advance notice requirements afford management the opportunity to consider the appropriateness of any proposals and the qualifications of any non-management nominees and, to the extent deemed necessary or desirable by management, to inform the shareowners about the appropriateness or qualifications in the Company's proxy statement for the meeting.

  Other than the amendments to the Certificate which would be effected by the filing of the Restated Certificate, management does not presently intend to propose for shareowner approval any other amendments to the Restated Certificate which may discourage tender offers or takeover attempts.

  THE BOARD OF DIRECTORS BELIEVES THAT THE COMMON STOCK AMENDMENT AND THE PREFERRED STOCK AMENDMENT ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREOWNERS AND HAS UNANIMOUSLY APPROVED THESE AMENDMENTS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREOWNERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE COMMON STOCK AMENDMENT, DESIGNATED AS PROPOSAL 2 ON YOUR PROXY CARD, AND "FOR" APPROVAL OF THE PREFERRED STOCK AMENDMENT, DESIGNATED AS PROPOSAL 3 ON YOUR PROXY CARD.

                 PROPOSAL 4--THE REDEMPTION PROVISION AMENDMENT

  The Board of Directors has unanimously approved and declared advisable amendments (the "Redemption Provision Amendment") to the Current Certificate to allow the Company to redeem outstanding shares of Common Stock to the extent necessary to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Company or any of its subsidiaries. The Board of Directors recommends that the shareowners approve the Redemption Provision Amendment.

  The shareowners are being asked to approve the Redemption Provision Amendment substantially in the form included in the Restated Certificate appearing as Appendix 1 to this Proxy Statement. Implementation of the Open Market Plan is conditioned upon the approval by the shareowners of the Open Market Plan/Holding Company Proposal, the Common Stock Amendment, the Preferred Stock Amendment and the Redemption Provision Amendment, and the filing of the Restated Certificate with the New York Secretary of State. If the Redemption Provision Amendment and each of these other Proposals are adopted by the shareowners, the Redemption Provision Amendment will become effective upon the filing of the Restated Certificate with the New York Secretary of State. The Company intends to file the Restated Certificate on or prior to the Effective Date.

  Approval of the Redemption Provision Amendment by the affirmative vote of a majority of the votes entitled to be cast by the holders of all the outstanding shares of Common Stock shall be deemed also to constitute approval of a resolution authorizing the Board of Directors, at any time prior to the filing of the Restated Certificate with the New York Secretary of State, to abandon such proposed amendments without further action by the shareowners, in connection with the termination of the Open Market Plan Agreement or otherwise, notwithstanding approval of the Redemption Provision Amendment by the shareowners. The following is a summary of the Redemption Provision Amendment which summary is qualified in its entirety by reference to the Restated Certificate.

Reasons for and Effects of the Redemption Provision Amendment

  The Redemption Provision Amendment is being proposed in order to assure that the Company will be able to comply with the foreign ownership provisions contained in Section 310(b) of the Communications Act of 1934, as amended, or any successor thereto ("Section 310(b)"). The Redemption Provision Amendment could be used, however, in other circumstances if necessary to prevent the loss of any governmental license or franchise. Section 310(b) currently provides that, absent an FCC order expressly permitting a higher level of foreign ownership, if more than 25% of the Company's capital stock is owned of record or voted by Non-U.S. Persons or Entities (as defined below) then the FCC may revoke certain licenses, some of which may be material to the business of the Company and its subsidiaries. If at any time following the filing of the Restated Certificate with the New York Secretary of State the percentage of the Company's outstanding capital stock owned by Non-U.S. Persons or Entities were to exceed 25% or such greater percentage as may be set forth in an FCC order, under the Redemption Provision Amendment the Company could redeem shares of the Company's capital stock held by Non-U.S. Persons or Entities in the manner and at the redemption prices described below. As used herein, "Non-U.S. Persons or Entities" generally means any foreign government or the representative thereof, any person who is not a citizen of the United States or the representative of any such person or any corporation organized under the laws of any foreign country. Other than FCC licenses, the Company is not aware of any governmental license or franchise now possessed by it or any of its subsidiaries which prescribes particular eligibility requirements for the Company's shareowners and which would give rise to the right of redemption under this provision. To the extent the Redemption Provision Amendment were used to redeem shares of Common Stock held by a Disqualified Holder (as defined below) who was seeking to acquire control of the Company, the Redemption Provision Amendment could impede a change of control of the Company by such Disqualified Holder.

Description of the Redemption Provision Amendment

  If adopted, the Redemption Provision Amendment will provide that outstanding shares of Common Stock held by Disqualified Holders may be redeemed by the Company to the extent necessary, in the judgment of the Board of Directors, to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Company or any of its subsidiaries to conduct any portion of the business of the Company or any of its subsidiaries if that license or franchise is conditioned upon some or all of the holders of the stock of the Company possessing prescribed qualifications. "Disqualified Holder" is defined in the Restated Certificate to mean any holder of shares of Common Stock of the Company whose continued holding of such stock, either individually or taken together with the holding of shares of stock of the Company by any other holder or holders of shares of stock of the Company, may, in the judgment of the Board of Directors, result in the loss of, or the failure to secure the renewal or reinstatement of, any license or franchise from any governmental agency held by the Company or any of its subsidiaries to conduct any portion of the business of the Company or any of its subsidiaries.

  Subject to any additional or different rights of a particular Disqualified Holder or of the Company under any contract or arrangement between such Disqualified Holder and the Company,

    1. the redemption price of any shares so redeemed will equal the then current market value of such shares (based on the average of the daily closing prices over the twenty day trading period commencing on the twenty-second trading day prior to the date on which notice of redemption is given or, if such notice has been waived, the date that is ten days prior to the applicable redemption date), provided that the redemption price payable to any Disqualified Holder who purchased such shares after November 18, 1994 and within one year of the redemption date will not (unless otherwise determined by the Board of Directors) exceed the purchase price paid by such Disqualified Holder for such shares;

    2. the redemption price may be paid in cash, debt or equity securities of the Company or any other corporation or any combination thereof
  ("Redemption Securities");

    3. any Redemption Securities will have such terms and conditions which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors, has a value, at the time notice of redemption is given (or, if such notice has been waived, the date that is ten days prior to the applicable redemption date), at least equal to the applicable redemption price; and

    4. if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed will be selected in a manner determined by the Board of Directors which may include selection first of the most recently purchased shares, selection by lot or selection in any other manner determined by the Board of Directors to be equitable.

At least ten days' written notice of the redemption date must be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such record holder). The redemption date, however, may be the date on which written notice is given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed.

  The adoption of the Redemption Provision Amendment will not require the Board of Directors to redeem stock even if the failure to effect such redemption would result in a loss of a governmental license or franchise. If a license or franchise would be lost because of the ineligibility of any of the Company's shareowners in connection with a change of control of the Company or otherwise, the Board of Directors would consider, among other things, the importance of the license or franchise to the Company's business and the amount and value of any stock required to be redeemed to avoid such loss in determining whether to effect redemption under the foregoing provisions as well as such other factors that the Board of Directors believed should properly be considered.

  THE BOARD OF DIRECTORS BELIEVES THAT THE REDEMPTION PROVISION AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREOWNERS AND HAS UNANIMOUSLY APPROVED THE REDEMPTION PROVISION AMENDMENT AND UNANIMOUSLY RECOMMENDS THAT THE SHAREOWNERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE REDEMPTION PROVISION AMENDMENT, DESIGNATED AS PROPOSAL 4 ON YOUR PROXY CARD.

                     PROPOSAL 5--THE NAME CHANGE AMENDMENT

  The Board of Directors has unanimously approved an amendment (the "Name Change Amendment") to the Current Certificate to change the name of the Company to "Frontier Corporation" and recommends that the shareowners approve the Name Change Amendment.

  The shareowners are being asked to approve the Name Change Amendment substantially in the form included in the Restated Certificate appearing as Appendix 1 to this Proxy Statement. Implementation of the Open Market Plan is conditioned upon the approval by the shareowners of the Open Market Plan/Holding Company Proposal, the Common Stock Amendment, the Preferred Stock Amendment and the Redemption Provision Amendment, and the filing of the Restated Certificate with the New York Secretary of State. Adoption of the Name Change Amendment is not conditioned upon the approval by shareowners of any other Proposal. If the Name Change Amendment and the other Proposals are adopted by the shareowners, the Name Change Amendment will become effective upon the filing of the Restated Certificate with the New York Secretary of State. The Company intends to file the Restated Certificate on or prior to the Effective Date. If the Name Change Amendment is approved by the shareowners but any of the other Proposals is not approved by the shareowners, the Company intends to file a restated certificate of incorporation which will restate the Current Certificate, without implementing any of the amendments described in this Proxy Statement other than the change of the Company's name to "Frontier Corporation". In such circumstances, the Company intends to file such restated certificate of incorporation with the New York Secretary of State as soon as practicable following the Special Meeting.

  Approval of the Name Change Amendment by the affirmative vote of a majority of the votes entitled to be cast by the holders of all the outstanding shares of Common Stock shall be deemed also to constitute approval of a resolution authorizing the Board of Directors, at any time prior to the filing of the Restated Certificate with the New York Secretary of State, to abandon such proposed amendment without further action by the shareowners, in connection with the termination of the Open Market Plan Agreement or otherwise, notwithstanding approval of the Name Change Amendment by the shareowners.

  The Board of Directors believes that the Rochester Tel company name should be changed to one more reflective of the Company's strategic direction, geographies served and businesses operated. Moreover, once the Company converts to a holding company structure as part of the Open Market Plan, under the terms of the Open Market Plan Agreement, neither the Company nor any other entity (other than R-Net) may use the "Rochester Telephone" name, except on a transitional basis relating to the implementation of the Open Market Plan.

  The Board of Directors has proposed the name "Frontier Corporation" as the new name of the Company for the following reasons:

    1. The Company's business has expanded well beyond the Rochester Market to serve over 1.5 million customers in more than 20 states, and is likely to expand further.

    2. While the Company still has active telephone operations, it has diversified into related activities, such as business systems, long distance and wireless, and will seek to diversify into other areas, which may include cable television and video ventures.

    3. To meet strategic goals, the Company will reposition itself to its various constituencies. The Frontier name is consistent with and supports the Company in its effort to project itself as (a) a provider of reliable, state-of-the-art network services and (b) a provider of a wide array of communications and information services to residential and business customers. The Board of Directors also believes that the Frontier name will improve the perception of the Company in the financial markets.

Renaming the Company will enable the Company to move beyond the boundaries of the telephone category, and to look toward the limitless possibilities of the future for its customers, shareowners and employees.

  THE BOARD OF DIRECTORS BELIEVES THAT THE NAME CHANGE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREOWNERS AND HAS UNANIMOUSLY APPROVED THE NAME CHANGE AMENDMENT AND UNANIMOUSLY RECOMMENDS THAT THE SHAREOWNERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE NAME CHANGE AMENDMENT, DESIGNATED AS PROPOSAL 5 ON YOUR PROXY CARD.

                            SECURITY OWNERSHIP

  Set forth below is the name, address and stock ownership of each person or group of persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

             Security Ownership of Certain Beneficial Owners

Name and Address
of Beneficial Owner                    Common Stock                    Percent of Class
- - --------------------                   -------------                   ----------------
Fidelity Management and                5,619,000 (1)                       7.7% (1)
 Research Co.
82 Devonshire Street
Boston, Massachusetts 02109

- - --------

(1) Fidelity Management and Research Co. has filed with the Securities and Exchange Commission a Form 13F stating that it beneficially owned in the aggregate 5,619,000 shares as of June 30, 1994 or approximately 7.7% of the shares of Common Stock outstanding as of November 1, 1994.

  The following table sets forth the number of shares of the Common Stock beneficially owned by each director, by each of the named executive officers, and by directors and officers of the Company as a group as of November 1, 1994. No director or officer owns more than 1% of the outstanding shares of Common Stock.

                      Management Security Ownership Table

                                                                        Total
                                                   Common    Stock    Beneficial
Name                                              Stock(1) Options(2) Ownership
- - ----                                              -------- ---------- ----------
Directors:
Patricia C. Barron ..............................   1,069     1,998      3,067
Ronald L. Bittner(3) ............................  39,683    25,998     65,681
John R. Block ...................................   1,472     1,998      3,470
Harlan D. Calkins ...............................   1,817     1,998      3,815
Brenda E. Edgerton ..............................   1,954       816      2,770
Jairo A. Estrada ................................  11,770     1,998     13,768
Daniel E. Gill ..................................   2,437     1,998      4,435
Alan C. Hasselwander(4) .........................  34,915       -0-     34,915
Douglas H. McCorkindale .........................   4,000     1,998      5,998
Richard P. Miller, Jr. ..........................   1,066     1,332      2,398
Dr. Leo J. Thomas ...............................  20,100     1,998     22,098
Michael T. Tomaino ..............................   2,633       666      3,299

Named Executive Officers:
Ronald L. Bittner(3) ............................  39,683    25,998     65,681
Dale M. Gregory .................................  14,314     8,000     22,314
Louis L. Massaro ................................   9,400     6,600     16,000
Frederick R. Pestorius(5) .......................   5,297     6,600     11,897
John K. Purcell .................................   7,571     7,000     14,571

- - --------

  As of November 1, 1994, all directors and officers as a group, an aggregate of nineteen persons, beneficially owned 186,448 shares of Common Stock and, as a group, had within the following sixty days the right to acquire an additional 83,996 shares which were subject to outstanding stock options. The group's total aggregate holdings of 270,444 beneficially owned shares constitutes less than 1% of the issued and outstanding Common Stock as of that date.
(1) Includes all shares which each director or officer directly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or to direct the voting of such shares or to dispose or to direct the disposition of such shares. However, these amounts do not include shares which each director or officer has the right to acquire pursuant to options or other rights.
(2) Includes all shares which such persons have the right to acquire within the following 60 days pursuant to options or other rights. These amounts do not include shares which such persons have the right to acquire more than sixty days in the future.

(3) Includes 123 shares owned by the parents of Mr. Bittner's spouse. Mr. Bittner disclaims beneficial ownership of these shares.

(4) Includes 1,400 shares owned by the spouse of Mr. Hasselwander. Mr. Hasselwander disclaims beneficial ownership of these shares.

(5) Mr. Pestorius retired as an executive officer of the Company as of July 1, 1994.

               OTHER MATTERS AND FUTURE PROPOSALS OF SHAREOWNERS

  As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Special Meeting other than as set forth in the Notice of Special Meeting of Common Shareowners. If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in accordance with their best judgment, unless authority to do so is withheld in the proxy.

  In order to be eligible for inclusion in the proxy materials for the Company's 1995 Annual Meeting of Shareowners, any shareowner proposal to take action at such meeting must be received at the Company's principal executive offices by November 23, 1994. Any such proposal should be addressed to 180 South Clinton Avenue, Rochester, New York 14646, Attention: Josephine S. Trubek, Corporate Secretary. In addition, the Company's By-Laws establish an advance notice procedure with regard to certain matters, including shareowner proposals not included in the Company's proxy statement, to be brought before an annual meeting of shareowners. In general, notice must be received by the Corporate Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the shareowner proposing such matters. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a shareowner who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present that proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

  This Proxy Statement incorporates by reference the financial statements, supplementary financial information and management's discussion and analysis of financial condition and results of operations regarding the Company included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, as amended, and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1994, June 30, 1994 and September 30, 1994. This Proxy Statement also incorporates by reference the Company's Current Report on Form 8-K dated November 10, 1994 and any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed by the Company before the date of the Special Meeting.

  Any statement contained in a document incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other subsequently filed document which is also incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as modified or superseded, to constitute a part of this Proxy Statement.

  The Company will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference in the Proxy Statement (not including the exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference to the information that this Proxy Statement incorporates). Written requests should be addressed to the Corporate Secretary, Rochester Telephone Corporation, 180 South Clinton Avenue, Rochester, New York 14646. Oral requests may be made by telephone to the following number: (800) 836-0342.

November 18, 1994

                             INDEX OF DEFINED TERMS

                                                                            Page
                                                                            ----
Additional R-Com Services..................................................   21
Board of Directors.........................................................    1
Business Corporation Law...................................................    1
Class A Preferred Stock....................................................   25
Common Stock...............................................................    1
Common Stock Amendment.....................................................   25
Company....................................................................    1
Cumulative Preferred Stock.................................................    2
Current Certificate........................................................    1
CWA........................................................................   12
Disqualified Holder........................................................   30
DSI........................................................................   20
Effective Date.............................................................   14
FCC........................................................................   19
Intervenors................................................................   12
Liquidation Preference.....................................................   28
Name Change Amendment......................................................   32
Non-U.S. Persons or Entities...............................................   30
Open Market Plan...........................................................   11
Open Market Plan Agreement.................................................   13
Open Market Plan Amendments................................................   14
Open Market Plan/Holding Company Proposal..................................   14
Open Market Plan Transactions..............................................   14
Outside Directors..........................................................   16
Petition...................................................................   11
Preferred Stock Amendment..................................................   25
Proposals..................................................................    1
PSC........................................................................   11
PSC Order..................................................................   14
R-Com......................................................................   11
R-Net......................................................................   11
Rate Period................................................................   13
Rate Stabilization Plan....................................................   13
Record Date................................................................    2
Redemption Provision Amendment.............................................   29
Redemption Securities......................................................   31
Restated Certificate.......................................................   19
Rochester Market...........................................................   11
Royalty Order..............................................................   12
S&P........................................................................   17
Section 310(b).............................................................   30
Special Meeting............................................................    1
Staff......................................................................   12
Time Warner................................................................   13
Transportation Corporations Law............................................   19

                                                                      APPENDIX 1


                                   FORM OF
                    RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                          FRONTIER CORPORATION
            Under Section 807 of the Business Corporation Law

  We, the undersigned, JOHN K. PURCELL, and JOSEPHINE S. TRUBEK, being respectively a Corporate Vice President and the Corporate Secretary of Frontier Corporation, do hereby CERTIFY that:

  1. The name of the Corporation is "Frontier Corporation". The name under which the Corporation was incorporated is "ROCHESTER TELEPHONE CORPORATION".

  2. The Certificate of Incorporation of the Corporation was filed in the Department of State of the State of New York on February 25, 1920. A Restated Certificate of Incorporation was filed in the Department of State of the State of New York on April 2, 1968.

  3. The Restated Certificate of Incorporation of the Corporation, as amended heretofore, is hereby further amended to effect the following amendments authorized by the Business Corporation Law:

    (a) To reorganize the Corporation from a telephone corporation under the Transportation Corporations Law to a business corporation under the Business Corporation Law, and, in that connection, to (i) broaden the purposes clause with a provision specifying as the purposes of the Corporation those purposes permitted to any business corporation under the Business Corporation Law and (ii) delete the existing description of the territory in which the Corporation operates as a telephone corporation in the Rochester, New York area;

    (b) To increase the number of authorized shares of common stock;

    (c) To authorize a new class of preferred stock;

    (d) To permit the Corporation to redeem shares of its common stock to the extent necessary, in the judgment of the Board of Directors, to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Corporation or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of the stock of the Corporation possessing prescribed qualifications; and

    (e) To change the name of the Corporation to "Frontier Corporation".

  4. The text of the Restated Certificate of Incorporation is hereby restated, as amended, to read as set forth in full below:

  FIRST: The name of the Corporation is "Frontier Corporation".

  SECOND: The purposes for which the Corporation is formed are: To engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York, except that the Corporation is not organized to engage in any act or activity requiring the consent or approval of any official, department, board, agency or other body of the State of New York without first obtaining such consent or approval.

  THIRD: The total number of shares which the Corporation shall have authority to issue is (i) Three Hundred Million (300,000,000) shares of Common Stock of the par value of One Dollar ($1.00) per share, (ii) Four Million (4,000,000) shares of Class A Preferred Stock of the par value of One Hundred Dollars ($100.00) per share and (iii) Eight Hundred Fifty Thousand (850,000) shares of Cumulative Preferred Stock of the par value of One Hundred Dollars ($100.00) per share (the Class A Preferred Stock and the Cumulative Preferred Stock referred to collectively herein as the "Preferred Stock").

  Subject to any exclusive voting rights which may vest in holders of Preferred Stock under the provision of any series of Preferred Stock established by the Board of Directors pursuant to authority herein provided, and except as otherwise provided by law, the shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which shareowners have the right to vote.

  No holders of shares of the Corporation of any class or series, now or hereafter authorized, shall have any preemptive rights to subscribe for or purchase any part of any issue, sale or offering of any shares of the Corporation of any class or series, now or hereafter authorized, or of any options, warrants or rights to subscribe for or purchase any such shares, or of any securities convertible into, or carrying options, warrants or rights to subscribe for or purchase, any such shares, regardless of whether such issue, sale or offering is for cash, property, services or otherwise.

  FOURTH: Subject to the limitations and in the manner provided by law and subject to the terms of this Certificate, shares of Class A Preferred Stock may be issued from time to time in series and the Board of Directors is hereby authorized to establish and designate series, to fix the number of shares constituting each series, and to fix the designations and the relative rights, preferences and limitations of the shares of each series and the variations in the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. Subject to the limitations and in the manner provided by law and subject to the terms of this Certificate, the authority of the Board of Directors with respect to each series shall include but shall not be limited to the authority to determine the following:

    (i) the designation of such series;

    (ii) the number of shares initially constituting such series;

    (iii) the increase, and the decrease to a number not less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed;

    (iv) the rate or rates and the times at which dividends on the shares of such series shall be paid and whether or not such dividends shall be cumulative and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate; provided, however, that, if the stated dividends are not paid in full, the shares of all series of Class A Preferred Stock shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full; and provided, further, that dividends or other distributions shall not be declared or paid on any shares of Class A Preferred Stock unless the current quarterly dividend upon all the Cumulative Preferred Stock then outstanding, together with all accumulations thereon, shall have been paid or declared and set apart for payment in accordance with the requirements of subdivision (B) of Article FIFTH;

    (v) whether or not the shares of such series shall be redeemable and, if such shares shall be redeemable, the terms and conditions of such redemption, including but not limited to the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates; provided, that, unless the current quarterly dividend upon all the Cumulative Preferred Stock then outstanding, together with all accumulations thereon, shall have been paid or declared and set apart for payment in accordance with the requirements of subdivision (B) of Article FIFTH, the Corporation or any of its subsidiaries shall not redeem, purchase or otherwise acquire shares of Class A Preferred Stock (except by conversion into or exchange for, or out of the net cash proceeds from the concurrent sale of, stock of the Company ranking junior to the Cumulative Preferred Stock as to dividends);

    (vi) the amount payable on the shares of such series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that (1) before any assets of the Corporation shall be distributed among or paid over to the holders of Class A Preferred Stock, each holder of Cumulative Preferred Stock then outstanding shall be entitled to be paid the amount described in subdivision (C) of Article FIFTH, and (2) the holders of shares of Class A Preferred Stock shall be entitled to be paid, or to have set apart for payment, not less than $100.00 per share before the holders of shares of Common Stock or the holders of any other class of stock ranking junior to the Class A Preferred Stock as to rights on liquidation shall be entitled to be paid any amount or to have any amount set apart for payment; provided, further, that, if the amounts payable on liquidation are not paid in full, the shares of all series of the Class A Preferred Stock shall share ratably in any distribution of assets other than by way of dividends in accordance with the sums which would be payable in such distribution if all sums payable were discharged in full. A liquidation, dissolution or winding up of the Corporation, as such terms are used in this clause (vi), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale, lease or conveyance of all or a part of its assets;

    (vii) whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law and, if such shares shall have such voting rights, the terms and conditions thereof, including but not limited to the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series or class of stock and the right to have more than one vote per share;

    (viii) whether or not a sinking fund shall be provided for the redemption of the shares of such series and, if such a sinking fund shall be provided, the terms and conditions thereof;

    (ix) whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities or assets, and, if so, the terms and conditions of conversion or exchange, including but not limited to any provision for the adjustment of the rate or rates or the price or prices of conversion or exchange; and

    (x) any other relative rights, preferences and limitations.

  If any shares of Class A Preferred Stock shall be issued then, for purposes of clause (ii)(a) of subdivision (F) of Article FIFTH, such shares shall be deemed to have been authorized in connection with any prior authorization of shares of Class A Preferred Stock, notwithstanding any subsequent action by the Corporation's Board of Directors in connection with the issuance of such shares or the filing of any certificate required by law in connection with such issuance.

  FIFTH: The respective rights, preferences and limitations of the shares of Cumulative Preferred Stock are set forth in the following subdivisions designated (A) to (F) inclusive which are hereinafter referred to as subdivisions of this Article FIFTH.

  (Note: The words "preferential rights" whenever used in this Certificate with respect to the Cumulative Preferred Stock herein authorized or any preferred stock of any class or series hereafter authorized by any certificate filed pursuant to law, shall for the sake of brevity and convenience, mean and include the words "relative rights, preferences and limitations of the shares of each class" as used in the Business Corporation Law.)

  (A) The shares of Cumulative Preferred Stock shall be issuable from time to time in one or more series. The Board of Directors is hereby authorized to fix, from time to time before issuance, the preferential rights of the shares of each series of such Cumulative Preferred Stock, to the extent that such preferential rights are not herein expressly prescribed, determined and set forth. The preferential rights of shares of different series shall be identical, except that there may be variations, as hereinafter provided, in respect of the dividend rates, dates of payment of dividends and dates from which they are cumulative, redemption prices, sinking fund requirements and conversion and other rights. All shares of any one series will be alike in every particular and all shares of Cumulative Preferred Stock will rank equally. There shall be no discrimination as between different series of Cumulative Preferred Stock in the declaration and payment of dividends on the basis of the rates appertaining thereto; and if at any time there shall be outstanding Cumulative Preferred Stock of several series bearing different rates of dividends and dividends are to be declared on such stock at less than the full rates appertaining thereto, the shares of all such series shall share ratably in the payment of such dividends including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full.

  The Board of Directors is authorized to fix from time to time before issuance of each series of Cumulative Preferred Stock, but subject to the provisions of this Certificate covering all series of Cumulative Preferred Stock, the following: (a) the designation and number of shares of such series; (b) the dividend rate of such series; (c) the dates of payment of dividends on shares of such series and the dates from which they are cumulative; (d) the redemption price or prices for shares of such series; (e) the amount of the sinking fund or redemption or purchase fund or account, if any, to be applied to the purchase or redemption of shares of such series and the manner of its application; and (f) whether or not the shares of such series shall be made convertible into shares of any other class or classes or of any other series of the same class of stock of the Corporation, and if made so convertible the conversion price or prices and the provisions, if any, for the adjustment thereof and any other relative, participating, optional or other special rights (including rights to purchase stock or obligations of the Corporation) and powers and qualifications, limitations or restrictions thereof of shares of such series.

  (B) Dividends. The holders of the Cumulative Preferred Stock of any series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available for the payment thereof, fixed yearly preferred dividends at the annual rate appertaining to such series, and no more, payable in lawful money of the United States of America quarterly on the first days of January, April, July and October in each year, or on such other dates as may be determined by the Board of Directors, before any dividends shall be paid upon or set apart for any junior stock (which term as used herein shall mean Common Stock, Class A Preferred Stock and any other class of stock of the Corporation which shall rank junior to the Cumulative Preferred Stock). Dividends on the Cumulative Preferred Stock shall be cumulative, so that if dividends on all outstanding shares of Cumulative Preferred Stock at the respective annual dividend rates appertaining thereto shall not have been paid for all past quarterly dividend periods, and the full dividends thereon at such rates for the current quarterly dividend period shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or dividends equal thereto declared and set apart for payment at such rates, but without interest thereon, before any dividend shall be paid upon any junior stock.

  After the payment or declaration and setting apart for payment, for or in any calendar year, of the current quarterly dividend upon all the Cumulative Preferred Stock then outstanding, together with all accumulations as herein provided, the Corporation may declare and pay, but only out of funds legally available for the payment thereof, dividends on any class of junior stock, in accordance with the rights of such junior stock and respective classes thereof, in such amounts and at such time or times as the Board of Directors may determine.

  (C) Liquidation. The Cumulative Preferred Stock shall be preferred as to both earnings and assets, and in the event of any voluntary liquidation, dissolution or winding up of the Corporation, or of any distribution of assets by way of return of capital to its stockholders (other than redemption of Cumulative Preferred Stock in accordance with the provisions hereinafter set forth), each holder of Cumulative Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of any junior stock, to be paid, from the assets of the Corporation available for distribution among its stockholders, an amount equal to the redemption price or prices current at the date of such payment as hereinafter provided (plus an amount equivalent to accrued and unpaid dividends, whether or not earned) on the respective shares of Cumulative Preferred Stock held by him. In the event of any involuntary liquidation, dissolution or winding up of the Corporation, or of any involuntary distribution of assets by way of return of capital to its stockholders, each holder of the Cumulative Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of any junior stock, to be paid, out of the assets of the Corporation available for distribution among its stockholders, an amount equal to the par value of the respective shares of Cumulative Preferred Stock held by him, plus an amount equivalent to accrued and unpaid dividends, whether or not earned. If, in either of the foregoing events, there shall not be sufficient assets to make the full payment herein required, the outstanding shares of all series of Cumulative Preferred Stock shall share ratably in the distribution of assets in accordance with the sums which would be paid on such distribution if all sums payable were discharged in full. If the appropriate payment herein required shall have been made to the holders of the Cumulative Preferred Stock, the holders of the Cumulative Preferred Stock shall not be entitled to participate further in the distribution of the assets of the Corporation and after such payment and distribution to the holders of the Cumulative Preferred Stock, the remaining assets of the Corporation shall be distributed among the holders of the junior stock according to their respective rights and preferences and pro rata in accordance with the number of shares respectively held by such holders.

  (D) (a) Redemption of Cumulative Preferred Stock. Subject to the provisions of subsection (i) of this subdivision (D), the Corporation, at the option of the Board of Directors, expressed in a resolution adopted by said Board, may redeem, at any time or times and from time to time, all or any part of the shares of Cumulative Preferred Stock or all or any part of any one or more series of such Cumulative Preferred Stock outstanding, by paying the par value thereof plus an amount in the case of each such share of Cumulative Preferred Stock to be redeemed computed at the annual dividend rate for the series in question from the date from which dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of dividends theretofore or on such redemption date paid thereon, plus such premium, if any, as shall have been fixed in accordance with the provisions of subdivision (A) of this Article FIFTH prior to the issuance thereof. Notice of every such redemption shall be given by publication, published at least once in each of two (2) calendar weeks in a daily newspaper (which term shall mean and include a newspaper published in morning editions or evening editions or both, and whether or not it shall be published in Sunday editions or on holidays) printed in the English language and published and of general circulation in the Borough of Manhattan, the City and State of New York, the first publication to be at least thirty (30) days and not more than sixty (60) days prior to the date fixed for such redemption. At least thirty (30) days' and not more than sixty
(60) days' previous notice of every such redemption shall also be mailed to the holders of record of the Cumulative Preferred Stock to be redeemed, at their respective addresses as the same shall appear on the books of the Corporation; but no failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of such Cumulative Preferred Stock so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which any shares of any series of the Cumulative Preferred Stock shall be redeemed from time to time. If such notice of redemption shall have been duly given by publication, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside so as to be available therefor, then, notwithstanding that any certificate for the shares of such Cumulative Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall from and after the date fixed for redemption no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the date of redemption so fixed, and all rights with respect to such shares of Cumulative Preferred Stock so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable upon redemption thereof, but without interest; provided, however, that the Corporation may, after giving the first notice by publication of any such redemption or upon furnishing the depositary hereinafter mentioned with irrevocable authority to publish such notice of redemption on behalf of the Corporation and prior to the redemption date specified in such notice, deposit in trust, for the account of the holders of such Cumulative Preferred Stock to be redeemed, with a bank or trust company in good standing, organized under the laws of the United States of America, or of the State of New York, doing business in the City of Rochester,

New York, or in the Borough of Manhattan, the City and State of New York, and having a capital, undivided profits and surplus aggregating at least $5,000,000, all funds necessary for such redemption, and upon such deposit all shares of such Cumulative Preferred Stock with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of such Cumulative Preferred Stock shall forthwith upon such deposit in trust cease and terminate, except (1) the right of the holders thereof to receive the amount payable upon the redemption thereof, but without interest, or (2) the right of the holders of any Cumulative Preferred Stock, which may be convertible into shares of stock of the Corporation of any class or classes, or other securities, to convert such Cumulative Preferred Stock called for redemption within the time or up to a date specified in the terms of such convertible stock or as may be stated in any certificate filed pursuant to law creating such convertible stock. If less than all the Cumulative Preferred Stock of any series shall be redeemed, the stock to be redeemed shall be selected by lot in such manner as the Board of Directors may determine, by a bank or trust company appointed for that purpose by said Board, which, unless otherwise directed by said Board, shall be the bank or trust company with which the funds necessary for such redemption are to be deposited.

    (i) Unless all dividends accrued to the dividend date next preceding such redemption date shall be paid on all Cumulative Preferred Stock then outstanding, the Corporation shall not have the right to redeem less than all of the Cumulative Preferred Stock outstanding at the time of giving the notice of such redemption.

  (b) Purchase of Cumulative Preferred Stock. In the event that at any time the Corporation shall be in default in the payment of dividends on the Cumulative Preferred Stock then so long as such default shall continue, the Corporation shall not purchase or otherwise acquire for a consideration any shares of the Cumulative Preferred Stock unless such purchase or acquisition shall be pursuant to tenders, called for on at least 20 days' previous notice by mail to the holders of record (at the time of mailing such notice) of the Cumulative Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation. The shares of stock to be purchased, pursuant to such tenders, shall be purchased at the lowest prices specified in such tenders, not exceeding, however, the redemption prices then in effect or then current, and the notice shall specify the method (whether by lot, or otherwise) of determining the stock to be purchased in the event that stock shall be tendered at the same price, whether the lowest or other price.

  (E) Increase of Authorized Stock. The Corporation, subject to the provisions of subsection (ii) of subdivision (F) of this Article FIFTH, may from time to time increase the authorized amount of the Cumulative Preferred Stock and may also from time to time create other classes of preferred stock with different preferential rights.

  (F) Voting Rights. The holders of the Cumulative Preferred Stock shall not be entitled to any voting rights whatsoever, except as specifically required by statute or as hereinafter expressly provided.

    (i) Voting rights upon default in dividends. In the event that, at any time, or from time to time, four full quarterly dividends (whether consecutive or not) on the Cumulative Preferred Stock then outstanding, at the dividend rate appertaining thereto shall be in arrears, the holders of such Cumulative Preferred Stock shall have the right, voting separately as a class, to elect the smallest number of directors then necessary to constitute a majority of the full Board, and in such event the holders of stock of any other class or classes then entitled to vote for directors shall have the right, voting separately as a class, to elect only the remaining directors.

    If and whenever the right of the holders of Cumulative Preferred Stock to elect directors hereunder shall accrue, the terms of office of all persons who may be directors of the Corporation at such time shall terminate upon the election of their successors. Such election may be held at a special meeting of all stockholders of the Corporation which shall be convened at any time after the accrual of such right, upon notice similar to that provided in the Bylaws of the Corporation for calling the annual meeting of the stockholders, at the written request of the holders of record of at least 10% of the number of shares of Cumulative Preferred Stock then outstanding, for which purpose any holder of record of Cumulative

  Preferred Stock shall have access to the stock books of the Corporation. In the event of the failure of the Secretary or other proper officer of the Corporation to give such notice within 10 days after receipt of such request, then such meeting may be called on like notice given by the holders of at least 10% of the Cumulative Preferred Stock then outstanding. If for any reason such special meeting shall not be held prior to the next annual meeting, then notice of such annual meeting shall be given to the holders of the Cumulative Preferred Stock then outstanding in the manner provided in the Bylaws, and at such meeting the holders of Cumulative Preferred Stock and the holders of any other class or classes of stock then entitled to vote for directors shall elect the number of directors for which they are then respectively entitled to vote under the provisions hereof, unless previously thereto all such defaults in dividends shall have been made good. In the event that the holders of the Cumulative Preferred Stock then outstanding shall not exercise their right to elect directors at such annual meeting then the holders of the other class or classes of stock then entitled to vote for the election of directors shall have the right to elect at such meeting the entire membership of the Board of Directors, and such directors so elected shall constitute the entire Board of Directors until such time as part thereof shall be retired and replaced by directors elected, as herein provided, by the holders of Cumulative Preferred Stock then outstanding.

    To entitle the holders of Cumulative Preferred Stock to vote for the election of directors hereunder at any meeting, there shall be present at such meeting in person or by proxy the holders of not less than a majority of the shares of Cumulative Preferred Stock then outstanding, but the holders of less than a majority of such shares may adjourn such meeting for a period or periods not exceeding four weeks in the aggregate. In order to validate an election of directors by the holders of Cumulative Preferred Stock as herein provided, such election shall be by a vote of at least a plurality of the shares of Cumulative Preferred Stock then outstanding present at such meeting in person or by proxy.

    In the event that any meeting at which the holders of Cumulative Preferred Stock shall have the right to elect directors to replace directors theretofore elected by holders of any other class or classes of stock shall be attended by the holders of at least a majority of the Cumulative Preferred Stock then outstanding, but not by the holders of at least a majority of the other class or classes of stock then entitled to vote for directors, such holders of Cumulative Preferred Stock shall nevertheless be entitled to proceed with the election of directors in place of directors theretofore elected as hereinabove provided, such retiring directors (if and so far as the necessary vacancies shall not be provided by voluntary resignations) to be determined by lot from the Board of Directors theretofore elected as aforesaid, not including, however, directors then holding the office of Chairman of the Board of Directors or President of the Corporation, and the remaining directors (i.e., those not resigning or selected by lot as aforesaid) theretofore elected by the holders of the other class or classes of stock shall continue to hold office until their successors shall have been duly elected as herein provided.

    Whenever by reason of the resignation, death or removal of any director or directors or any increase in the number of directors, the number of directors in office who have been elected by the holders of stock voting as a class shall become less than the total number then subject to election by such class, the vacancy or vacancies so resulting may be filled by the affirmative vote of the directors, if any, at the time in office who were elected by the vote of such class, although less than a quorum, or by vote of such class at a special meeting thereof (if there are then no directors in office who were elected by the vote of such class) which shall be called at any time at the request of the holders of record of at least 10% of the outstanding shares of such class, for which purpose such holders shall have access to the stock books of the Corporation.

    If at any time the right of the holders of the Cumulative Preferred Stock to elect directors hereunder shall accrue as aforesaid, and the holders of such stock shall not exercise such right at any meeting (whether annual or otherwise) at which directors may be elected, such failure to exercise such right shall not be construed as a waiver thereof, but the holders of such stock may, so long as the default in dividends aforesaid shall exist, exercise the right given them hereunder in the manner aforesaid at any annual meeting or at any special meeting called as hereinabove provided or at any adjournment of either thereof.

    The right of the holders of Cumulative Preferred Stock to elect directors, as hereinabove provided, shall continue until all accrued dividends on the Cumulative Preferred Stock at the full dividend rates thereto appertaining shall have been paid, or declared and set apart for payment, at which time such right shall cease.

    If and whenever the right of the holders of Cumulative Preferred Stock to elect directors as hereinabove provided shall terminate, then the terms of office of all persons who may be directors of the Corporation at such time shall terminate upon the election of their successors. Such election may be held at a special meeting of the holders of the class or classes of stock then entitled to vote for directors, which meeting may be convened at any time after the termination of such right, upon notice similar to that provided in the Bylaws of the Corporation for the annual meeting of stockholders, at the written request of the holders of record of at least 10% of such stock then outstanding. In the event of the failure of the Secretary or other proper officer of the Corporation to give such notice within 10 days after receipt of such request, such meeting may be called on like notice by the holders of record of at least 10% of such stock, for which purpose any holder of record of such stock shall have access to the stock books of the Corporation. If for any reason such special meeting be not held prior to the next annual meeting, then at such meeting the holders of the class or classes of stock then outstanding and entitled to vote for the election of directors shall elect all of the members of the Board.

    (ii) Authorization or Issue of Additional Preferred Stock. The Corporation may from time to time increase the authorized amount of Cumulative Preferred Stock and may also from time to time create other classes of preferred stock with different preferential rights but only in accordance with the provisions hereinafter set forth, so long as any shares of Cumulative Preferred Stock shall be outstanding.

      (a) Authorization. The authorized amount of Cumulative Preferred Stock shall not be increased beyond the 850,000 shares authorized by this Certificate, and no class of stock having preferential rights which are equal to those of the Cumulative Preferred Stock, and no obligations or shares of stock of any class convertible into or evidencing the right to purchase any class of stock having such preferential rights shall be authorized by any certificate hereafter filed pursuant to law, except upon the affirmative vote of the holders of record of at least a majority of the shares of Cumulative Preferred Stock then outstanding voting separately as a class. No class of stock having any preferential rights which are in any way superior to those of the Cumulative Preferred Stock and no obligations or shares of stock of any class convertible into or evidencing the right to purchase any class of stock having such superior preferential rights, shall be authorized except upon the affirmative vote of the holders of record of at least two-thirds of the then outstanding shares of Cumulative Preferred Stock voting separately as a class.

      (b) Issue. No shares of Cumulative Preferred Stock authorized by this Certificate in excess of the number of shares of the first series thereof, nor any shares of stock or obligations authorized pursuant to any of the provisions of the preceding subparagraph (a), shall be issued except upon compliance with the earnings requirements hereinafter set forth, unless such compliance shall have been waived by the affirmative vote of the holders of record of at least a majority of the shares of Cumulative Preferred Stock then outstanding voting separately as a class. In the event that any vote of the holders of Cumulative Preferred Stock shall be required to authorize any waiver under this subparagraph (b), such vote shall be taken at a meeting of the holders of the Cumulative Preferred Stock only, upon notice as hereinafter required.

      (c) Earnings Requirements. The earnings requirements herein referred to are as follows, to wit, the gross earnings of the Corporation for a period of 12 consecutive calendar months within the 15 calendar months immediately preceding the issue of stock or obligations referred to in subparagraphs (a) and (b) above shall have been at least equal to one and one-half (1 1/2) times the sum of the annual interest requirements on all funded indebtedness and other borrowings of the

    Corporation to be outstanding on the date of the proposed issue and the annual dividend requirements on the Cumulative Preferred Stock then outstanding and on any other class of stock then outstanding having preferential rights equal or superior to those of the Cumulative Preferred Stock and the annual dividend requirements on the stock to be issued. "Gross earnings" for any period for the purposes of this subparagraph (c) shall be computed by adding to the net income (determined as hereinafter provided) of the Corporation for said period the amount deducted for interest on all funded indebtedness and other borrowings of the Corporation in determining such net income. "Net income" for any period for the purposes of this subparagraph (c) shall be determined in accordance with accepted accounting principles, not inconsistent, however, with the requirements of public regulatory authorities having jurisdiction in the premises, and in determining such net income for any period, there shall be deducted, in addition to other items of expense, the amount charged to income for said period on the books of the Corporation for taxes and provision for depreciation. The Board of Directors may make adjustments by way of increase or decrease in such net income to give effect to changes therein resulting from acquisition of properties or any redemption, acquisition, purchase, sale or exchange of stock or obligations by the Corporation, whether prior to the issue of any stock or obligations then to be issued, or in connection with such issue. In computing net income for the purposes of this subparagraph (c), adjustments shall be made so as to eliminate profits or losses from the sale or other disposition of capital assets and from appreciation or depreciation in value of capital assets and increases or decreases in book value resulting from reappraisal (if any) at higher or lower figures.

    (iii) Alteration of Terms of Cumulative Preferred Stock, etc. The Corporation shall not, except when authorized by the vote of the holders of record of at least two-thirds of the then outstanding shares of Cumulative Preferred Stock voting separately as a class (1) alter or abolish any preferential right of any outstanding shares of such stock affecting the holders of such shares adversely, or (2) create, alter or abolish any provisions or right in respect of the redemption of any outstanding shares of such stock affecting the holders of such shares adversely, or (3) abolish any voting right of the holders of shares of such stock or limit their voting rights, except as the same may be limited by the voting rights given to new shares of any class authorized by any certificate filed pursuant to law. Such vote, however, shall not affect the right of any holder of shares of Cumulative Preferred Stock not voting in favor of the authorization of any of the foregoing transactions (designated (1), (2) and (3)) to have such shares appraised and paid for as contemplated by the provisions of any then applicable provisions of the statutes of the State of New York.

  SIXTH: The designation of each series of Cumulative Preferred Stock of the Corporation, and a statement of the variations in the relative rights, preferences and limitations as between series to the extent not set forth in Article FIFTH of this Certificate, as fixed by the Board of Directors of the Corporation before issuance of each such series, are as follows:

  (a) An initial series of Sixty Thousand (60,000) shares of the Cumulative Preferred Stock of the Corporation, which shares are designated "Cumulative Preferred Stock, 5% Series" (herein called the "initial series").

  The rate of dividends payable upon the initial series shall be 5% of the par value thereof per annum, payable quarterly on the first days of January, April, July and October in each year.

  The Corporation may redeem all or any part of the initial series at any time or times and from time to time, on the terms and conditions with respect thereto set forth in subdivision (D) of Article FIFTH of this Certificate, by paying, in the case of each such share to be redeemed, the par value thereof plus an amount computed at the annual dividend rate of 5% of said par value from the date from which said dividends on such share became cumulative to the date fixed for redemption, less the aggregate of such dividends theretofore or on such redemption date paid thereon, plus a premium of $1 per share.

  (b) A second series of Forty Thousand (40,000) shares of the Cumulative Preferred Stock of the Corporation, which shares are designated "Cumulative Preferred Stock, Second 5% Series" (herein called the "second series").

  The rate of dividends payable upon the second series shall be 5% of the par value thereof per annum, payable quarterly on the first days of January, April, July and October in each year.

  The Corporation may redeem all or any part of the second series at any time or times and from time to time, on the terms and conditions with respect thereto set forth in subdivision (D) of Article FIFTH of this Certificate, by paying, in the case of each such share to be redeemed, the par value thereof plus an amount computed at the annual dividend rate of 5% of said par value from the date from which said dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of such dividends theretofore or on such redemption date paid thereon, plus a premium of $2 per share if the redemption date shall be prior to July 1, 1971 and of $1 per share if the redemption date shall be on or subsequent to July 1, 1971.

  (c) A third series of Fifty Thousand (50,000) shares of the Cumulative Preferred Stock of the Corporation, which shares are designated "Cumulative Preferred Stock, 5.65% Series" (herein called the "third series").

  The rate of dividends payable upon the third series shall be 5.65% of the par value thereof per annum, payable quarterly on the first days of January, April, July and October in each year.

  The Corporation may redeem all or any part of the third series at any time or times and from time to time, on the terms and conditions with respect thereto set forth in subdivision (D) of Article FIFTH of this Certificate, by paying, in the case of each such share to be redeemed, the par value thereof plus an amount computed at the annual dividend rate of 5.65% of said par value from the date from which said dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of such dividends theretofore or on such redemption date paid thereon, plus a premium of $7 per share if the redemption date shall be on or prior to October 1, 1971; of $5 per share if the redemption date shall be subsequent to October 1, 1971 but on or prior to October 1, 1976; of $3 per share if the redemption date shall be subsequent to October 1, 1976 but on or prior to October 1, 1981; and of $1 per share if the redemption date shall be subsequent to October 1, 1981.

  (d) A fourth series of Fifty Thousand (50,000) shares of the Cumulative Preferred Stock of the Corporation, which shares are designated "Cumulative Preferred Stock, 4.60% Series" (herein called the "fourth series").

  The rate of dividends payable upon the fourth series shall be 4.60% of the par value thereof per annum, payable quarterly on the first days of January, April, July and October in each year.

  The Corporation may redeem all or any part of the fourth series at any time or times and from time to time, on the terms and conditions with respect thereto set forth in subdivision (D) of Article FIFTH of this Certificate, by paying, in the case of each such share to be redeemed, the par value thereof plus an amount computed at the annual dividend rate of 4.60% of said par value from the date from which said dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of such dividends theretofore or on such redemption date paid thereon, plus a premium of $5.00 per share if the redemption date shall be on or prior to September 30, 1968; of $3.50 per share if the redemption date shall be subsequent to September 30, 1968 but on or prior to September 30, 1973; of $2.50 per share if the redemption date shall be subsequent to September 30, 1973 but on or prior to September 30, 1978; and of $1.00 per share if the redemption date shall be subsequent to September 30, 1978; provided, however, that, prior to October 1, 1968, shares of the fourth series shall not be redeemed, directly or indirectly, by the application of borrowed funds or the proceeds of the issue of any stock ranking prior to or on a parity with the fourth series if such borrowed funds have an interest cost, or such shares have a dividend cost, to the Corporation of less than 4.60% per annum.

  (e) A fifth series of fifteen thousand (15,000) shares of the Cumulative Preferred Stock of the Corporation, which shares are designated "Convertible Preferred Stock 5% Series" (herein called the "fifth series").

  The rate of dividends payable upon the fifth series shall be 5% of the par value thereof per annum payable quarterly on the first days of January, April, July and October in each year.

  The Corporation may redeem all or any part of the fifth series at any time or times and from time to time, on or after April 1, 1979, on the terms and conditions with respect thereto set forth in subdivision E of Paragraph Third of this certificate, by paying, in the case of each share to be redeemed, the par value thereof plus an amount computed at the annual dividend rate of 5% of said par value from the date from which said dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of such dividends theretofore or on such redemption date paid thereon, plus a premium of $5 per share if the redemption date shall be on or prior to April 1, 1981; of $3 per share if the redemption date shall be subsequent to April 1, 1982, but on or prior to April 1, 1983; of $1 per share if the redemption date shall be subsequent to April 1, 1983, but on or prior to April 1, 1984; and no premium if the redemption date shall be subsequent to April 1, 1984.

  The conversion rights of shares of the fifth series shall be as follows:

    (i) Shares of the fifth series may at any time after the date of issue, at the option of the holder, be converted into Common Stock of the Corporation (as such shares may be constituted on the conversion date) at the rate of four (4) shares of Common Stock for each share of the fifth series, subject to adjustment as provided herein; provided that, as to any shares of the fifth series which shall have been called for redemption, the conversion right shall terminate at the close of business on the business day prior to the date fixed for redemption unless default shall be made in the payment of the redemption price plus accrued and unpaid dividends.

    (ii) The holder of a share or shares of the fifth series may exercise the conversion rights as to any thereof by delivering to the Corporation during regular business hours, or at the office of any transfer agent of the Corporation for the fifth series, if any, or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank to the Corporation (if required by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "conversion date". As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled and a check, cash, scrip certificate or other adjustment in respect of any fraction of a share as provided in paragraph (e)(iv) below. The person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of Common Stock of record at the close of business on the conversion date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a holder of Common Stock of record at the opening of business on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the conversion date.

    (iii) No payment or adjustment shall be made for dividends accrued on any shares of the fifth series converted or for dividends on any shares of Common Stock issuable on conversion, but until all dividends accrued and unpaid on the fifth series up to the quarterly dividend payment date next preceding the conversion date shall have been paid to the holder of the shares of the fifth series converted or to his assigns, or declared and set apart for such payment, in full, no dividend shall be paid or set apart for payment or declared on the Common Stock or on any other class of stock of the Corporation ranking as to dividends subordinate to the fifth series and no payment shall be made with respect to any purchase or acquisition of, or to any sinking fund with respect to, any class of stock of the Corporation ranking as to dividends or distribution of assets on a parity with or subordinate to the fifth series.

    (iv) The Corporation shall not be required to issue any fraction of a share upon conversion of any share or shares of the fifth series. If more than one share of the fifth series shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the total number of shares of the fifth series so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon conversion, the Corporation shall make an adjustment therefore in cash unless its Board of Directors shall have determined to adjust fractional interests by issuance of scrip certificates or in some other manner. Adjustment in cash shall be made on the basis of the current market value of one share of Common Stock, which shall be taken to be the last sale price, regular way, of the Corporation's Common Stock on the New York Stock Exchange on the last trading day before the conversion date, or, if there is no reported sale on that day, the average of the closing bid and asked quotations, regular way, on that Exchange on that day or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if it is not listed or admitted to trading on any national securities exchanges, the average of the closing bid and asked prices in the over-the-counter market on that date as furnished by any securities broker or dealer selected from time to time by the Corporation for that purpose.

    (v) The issuance of Common Stock on conversion of the fifth series shall be without charge to the converting holder of the fifth series for any fee, expense or tax which may be payable in respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of the fifth series converted, and the Corporation shall not, in any such case, be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting the issuance thereof shall have paid to the Corporation the amount of such fee, expense or tax or shall have established to the satisfaction of the Corporation that such fee, expense or tax has been paid.

    (vi) The conversion rate provided in paragraph (e)(i) shall be subject to the following adjustments, which shall be made to the nearest one-hundredth of a share of Common Stock or, if none, to the next lower one-hundredth:

      (A) In case the Corporation shall declare a dividend on its Common Stock in shares of its capital stock, subdivide its outstanding shares of Common Stock, combine its outstanding shares of Common Stock into a smaller number of shares, or issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation) any shares of its capital stock, the conversion rate in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any of the fifth series surrendered for conversion after such time shall be entitled to receive the kind and amount of shares which he would have owned or have been entitled to receive had the fifth series been converted immediately prior to such time. Such adjustment shall be made successively whenever any event listed above shall occur.

      (B) In case the Corporation shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined below) on such record date, the number of shares of Common Stock into which each share of the fifth series shall be convertible after such record date shall be determined by multiplying the number of shares of Common Stock into which such share of the fifth series was convertible immediately prior to such record date by a fraction, of which the numerator shall be the sum of the total number of shares of Common Stock outstanding immediately prior to such record date and the number of additional shares of Common Stock to be offered for subscription or purchase, and of which the denominator shall be the sum of the total number of shares of Common Stock outstanding immediately prior to such record date and the number of shares of Common Stock which the aggregate offering price (without deduction for expenses or commissions of any kind) of the total number of shares so to be offered would purchase at such Current Market Price. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the conversion rate shall again be adjusted to be the conversion rate which would then be in effect if such record date had not been fixed.

      (C) In case the Corporation shall fix a record date for the making of a distribution to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of its indebtedness or assets (excluding dividends paid in, or distributions of, its capital stock, or cash paid out of earned surplus) or subscription rights or warrants (excluding those referred to in subparagraph (vi)(B)), then in each such case the number of shares of Common Stock into which each share of the fifth series shall be convertible after such record date shall be determined by multiplying the number of shares of Common Stock into which such share of the fifth series was convertible immediately prior to such record date by a fraction, of which the numerator shall be the Current Market Price on such record date, and of which the denominator shall be the Current Market Price on such record date less the fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive, and described in a certificate of an officer of the Corporation filed in the Corporation's records) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the conversion rate shall again be adjusted to be the conversion rate which would then be in effect if such record date had not been fixed.

      (D) For the purpose of any computation under subparagraphs (vi)(B) and (vi)(C) above, the "Current Market Price" on any record date shall be deemed to be the average of the daily closing prices per share of Common Stock for the 30 consecutive business days commencing 45 business days before such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if it is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on that date as furnished by any securities broker or dealer selected from time to time by the Corporation for that purpose. The closing price determined as stated above is herein called the "closing price".

      (E) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-twentieth of a share; provided, however, that any adjustments which by reason of this subparagraph (E) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (e)(vi) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

      (F) In the event that at any time, as a result of an adjustment made pursuant to subparagraph (vi)(A.) above, the holder of any of the fifth series thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of its Common Stock, thereafter the number of such other shares so receivable upon conversion of any of the fifth series shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this paragraph (e)(vi).

      No adjustment of the conversion rate provided in subparagraph (e)(i) shall be made by reason of the issuance of Common Stock for cash except as provided in subparagraph (e)(vi)(B), or by reason of the issuance of Common Stock for property or services; provided, that no such issuance of Common Stock for cash, property, or services shall be made unless the Board of Directors shall first have made a determination that consideration to be received with respect to any such issuance of Common Stock is fair and reasonable under the particular circumstances. Whenever the conversion rate is adjusted pursuant to this paragraph
    (e)(vi), advice of such adjusted conversion rate shall be sent to the holders of the fifth series at or about the time of the next dividend payment on such fifth series.

    (vii) In case of any reclassification or change of the outstanding shares of Common Stock of the Corporation (except a split or combination of shares) or in case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving corporation and which does not result in a reclassification of or change in the outstanding Common Stock of the Corporation except a split or combination of shares) or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Corporation or by the successor or purchasing corporation so that the holder of each share of the fifth series then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such share of the fifth series might have been converted immediately prior thereto, and that there shall be subsequent adjustments of the conversion rate which shall be equivalent, as nearly as practicable, to the adjustments provided for in paragraph (e)(vi) above. The provisions of this paragraph (e)(vii) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

    (viii) Shares of Common Stock issued on conversion of shares of the fifth series shall be issued as fully paid shares and shall be non-assessable by the Corporation. The Corporation shall at all times reserve and keep available, free from preemptive rights for the purpose of effecting the conversion of the fifth series, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of the fifth series.

    (ix) Shares of the fifth series converted as provided herein shall be cancelled, shall no longer be deemed outstanding, and shall revert to the status of authorized, unissued Preferred Stock of the Corporation, and the Board of Directors shall have authority to issue such Preferred Stock with such relative rights, preferences and privileges as it may fix and as if such stock had not been issued as a part of the initial series of the Preferred Stock.

  SEVENTH: (A) Notwithstanding any other provision of this Certificate, outstanding shares of Common Stock held by Disqualified Holders (as hereinafter defined in subdivision (ii) of Paragraph (B) of this Article SEVENTH) shall always be subject to redemption by the Corporation to the extent necessary, in the judgment of the Board of Directors, to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Corporation or any of its Subsidiaries (as hereinafter defined in subdivision (v) of Paragraph (B) of this Article SEVENTH) to conduct any portion of the business of the Corporation or any of its Subsidiaries, which license or franchise is conditioned upon some or all of the holders of the stock of the Corporation possessing prescribed qualifications. The terms and conditions of such redemption shall be as follows, subject in any case to any additional or different rights of a particular Disqualified Holder or of the Corporation pursuant to any contract or agreement between such Disqualified Holder and the Corporation:

    (i) the redemption price of the shares to be redeemed pursuant to this Article SEVENTH shall be equal to the Current Market Value (as hereinafter defined in subdivision (i) of Paragraph (B) of this Article SEVENTH) of such shares; provided that such redemption price as to any Disqualified Holder who purchased such shares after November 18, 1994, and within one year of the Redemption Date (as hereinafter defined in subdivision (iii) of paragraph (B) of this Article SEVENTH) shall not (unless otherwise determined by the Board of Directors) exceed the purchase price paid by such Disqualified Holder for such shares;

    (ii) the redemption price of such shares may be paid in cash, Redemption Securities (as hereinafter defined in subdivision (iv) of Paragraph (B) of this Article SEVENTH) or any combination thereof;

    (iii) if less than all of the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors to be equitable;

    (iv) at least ten days' written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder), provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

    (v) on the Redemption Date, unless the Corporation shall have defaulted in paying or setting aside for payment the cash or Redemption Securities payable upon such redemption, any and all rights of Disqualified Holders in respect of shares so redeemed (including without limitation any rights to vote or participate in dividends), shall cease and terminate, and from and after such Redemption Date such Disqualified Holders shall be entitled only to receive the cash or Redemption Securities payable upon redemption of the shares so redeemed; and

    (vi) such other terms and conditions as the Board of Directors shall determine.

  (B) For purposes of this Article SEVENTH:

    (i) "Current Market Value" of a share of Common Stock shall mean the average of the daily closing prices for such a share for the 20 consecutive trading days commencing on the 22nd trading day prior to the date on which notice of redemption shall be given pursuant to subdivision (iv) of paragraph (A) of this Article SEVENTH (or, if such notice shall have been waived, the date that is ten days prior to the Redemption Date). The closing price for each day shall be the closing price on the New York Stock Exchange Composite Tape, or, if the Common Stock is not quoted on such Composite Tape, on the New York Stock Exchange, Inc., or if such stock is not listed on such exchange, on the principal United States registered securities exchange on which such stock is listed, or if such stock is not listed on any such exchange, the average of the closing bid and asked prices as reported by the electronic inter-dealer quotation system operated by NASDAQ, Inc. or a similar source selected from time to time by the Corporation for the purpose, or if no such prices or quotations are available, the fair market value on the applicable day as determined by the Board of Directors in good faith.

    (ii) "Disqualified Holder" shall mean any holder of shares of Common Stock of the Corporation whose continued holding of such stock, either individually or taken together with the holding of shares of stock of the Corporation by any other holder or holders of shares of stock of the Corporation, may result, in the judgment of the board of directors, in the loss of, or the failure to secure the renewal or reinstatement of, any license or franchise from any governmental agency held by the Corporation or any of its Subsidiaries to conduct any portion of the business of the Corporation or any of its Subsidiaries.

    (iii) "Redemption Date" shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant to this Article SEVENTH.

    (iv) "Redemption Securities" shall mean any debt or equity securities of the Corporation, any of its Subsidiaries or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to subdivision (iv) of paragraph (A) of this Article SEVENTH (or, if such notice shall have been waived, the date that is ten days prior to the Redemption Date), at least equal to the price required to be paid pursuant to subdivision (i) of paragraph (A) of this Article SEVENTH (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

    (v) "Subsidiary" shall mean any corporation or other entity of which at least a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Corporation.

  EIGHTH: The term of existence of the Corporation shall be perpetual.

  NINTH: The number of directors of the Corporation shall be not less than nine
(9).

  TENTH: The office of the Corporation in the State of New York is located in the County of Monroe. The Secretary of State of the State of New York is hereby designated as an agent of the Corporation upon whom all process in any action or proceeding against the Corporation may be served within the State of New York. The address to which the Secretary of State shall mail a copy of any process which may be served upon him is 180 South Clinton Avenue, Rochester, New York 14646-0700, Attention: Corporate Secretary.

  ELEVENTH: No director of the Corporation shall be personally liable to the Corporation or its shareowners for damages for any breach of duty as a director unless the elimination or limitation of liability is expressly prohibited by the New York Business Corporation Law as currently in effect or as it may be amended. No amendment, modification or repeal of this Article shall adversely affect any right or protection of any director that exists at the time of such change.

  5. This Restatement of the Certificate of Incorporation of the Corporation was authorized by a resolution adopted by the Board of Directors of the Corporation at a meeting thereof duly called and held, followed by the affirmative votes of the holders of the requisite percentage of the outstanding shares of Common Stock of the Corporation, cast in person or by proxy, at the Special Meeting of Shareowners held on December 19, 1994, and, in addition, with respect to the authorization of a new class of preferred stock, by the affirmative votes of the holders of the requisite percentage of the outstanding shares of the Cumulative Preferred Stock, cast in person or by proxy, at a Special Meeting of Cumulative Preferred Shareowners held on December 19, 1994. The aforementioned Special Meetings were held upon notice, pursuant to Section 605 of the Business Corporation Law, to every shareowner of record entitled to vote thereon, and neither the Restated Certificate of Incorporation, as amended, nor any other Certificate filed pursuant to law require a larger proportion of votes.

  In Witness Whereof, the undersigned have executed and subscribed this
Restated Certificate of Incorporation this     day of 1994.

                                              ---------------------------------
                                              John K. Purcell

                                              Corporate Vice President

                                              ---------------------------------
                                              Josephine S. Trubek
                                              Corporate Secretary

                                                             APPENDIX 2

                            STATE OF NEW YORK

                        PUBLIC SERVICE COMMISSION

              Petition of Rochester Telephone Corporation for Approval of Proposed Restructuring Plan

                                                     Case 93-C-0103

              Petition of Rochester Telephone Corporation for Approval of a New Multi Year Rate Stability Agreement

                                                     Case 93-C-0033
                               ----------------

                        JOINT STIPULATION AND AGREEMENT

  The Parties hereto submit this Joint Stipulation and Agreement ("Agreement") for approval by the New York Public Service Commission ("Commission"). The Agreement provides the framework for the restructuring of Rochester Telephone Corporation ("RTC") into an unregulated parent holding company ("R-HC"), a telephone company regulated by the Commission as a transportation corporation under New York law ("R-Net"), and a lightly regulated retail provider of competitive telephone goods and services ("R-Com"), and at the same time provides for decreases in consumer rates and the maintenance of high quality service./1/ It establishes a new multi-year rate stability plan. The Agreement further provides for the unbundling of the network elements of RTC and makes them available to competitive carriers. The signatories believe that the proposal described in the Agreement, if adopted by the Commission, will place New York State at the vanguard in the development of a seamless interconnected communications infrastructure, while ensuring that consumers within the RTC service territory will continue to enjoy reliable, reasonably priced telephone service. This is accomplished by significant rate decreases and additional depreciation reserve credits and strong incentives for R-Net to maintain high quality service and a commitment to do so. We urge the Commission's prompt and favorable review.

 Definition:

  "Affiliate" means an entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the entity specified, and includes subsidiaries of R-Net and R-HC. For purposes of this Agreement, the term "control" (including the terms "controlling", "have a controlling interest in", "controlled by" or "under common control with") of an entity means (i) the owning or holding, directly or indirectly, of 5% or more of the voting capital stock of such entity or (ii) possessing, directly or indirectly, the power to influence, to direct, or cause the direction of, the actions, management and policies of such entity, whether by contract or otherwise, including whether or not such power is based upon stockholding.

I. Restructuring of RTC

 A. R-HC

  1. Holding Company Formed

    On the effective date of the Open Market Plan ("OMP"), RTC shall be reconstituted as R-HC, and in advance thereof shall seek authorization from the Secretary of State to operate under New York law governing business corporations as an unregulated parent holding company and, except to the extent provided for in law and in this Agreement, to succeed to all ownership interests and liabilities of RTC. Attached as Appendix 1 is a draft Certificate of Incorporation of R-HC.

- - ------
/1/The new company names in this Agreement are for identification purposes only.

  2. Transfer of Assets, Accounts, Personnel and Liabilities

    On the effective date of the OMP, R-HC shall retain so much of the assets, accounts, personnel and liabilities of RTC, as are necessary to perform, at R-HC, the functions and responsibilities enumerated in Appendix 2 to this Agreement. The proceeds of RTC common stock authorized to be sold, in Cases 93-C-1110 and 93-C-0970, shall be transferred to R-HC.

  3. Wholly-Owned Subsidiaries

    On the effective date of the OMP, R-Net and R-Com shall be established as direct or indirect wholly-owned subsidiaries of R-HC with the assets, liabilities, rights and obligations set forth herein. On the effective date of the OMP, R-Net will provide a description of the actual corporate structure of R-HC and its Affiliates to the Staff ("Staff") of the Department of Public Service ("DPS").

  4. Corporate Books and Records

    (a) The corporate books, records, and Board minutes of R-HC will be made available within New York State, and the Commission and Staff shall, upon oral or written request, be provided prompt access to those books and records.

    (b) In addition, the Commission and Staff shall, upon oral or written request, be provided prompt access to the books and records of Affiliates of the New York regulated telephone companies (e.g., R-Net, Highland Telephone, Sylvan Lake Telephone, Seneca-Gorham Telephone, and AuSable Valley Telephone ["NY Telcos"]) that are controlled by R-HC, where the Affiliate whose books and records are sought has either a direct or indirect relationship with a NY Telco. Staff shall have the right to audit without notice the books and records of R-Net, R-HC and R-Net's Affiliates with respect to any transfer of funds subject to the cash management agreement referred to in paragraph I.A.14.

     If R-HC does not have a controlling interest in an entity that has direct or indirect transactions with R-Net or other NY Telcos, upon oral or written request, Staff shall be permitted to review and copy any financial reports or records (including but not limited to income statements, balance sheets and statements of cash flows) that R-HC has in its possession or that R-HC has access to for such entity. The procedures of 16 N.Y.C.R.R. Subpart 6-1 will be followed, if applicable.

     In addition, upon request, Staff shall be permitted to review all financial reports, as defined above, of Affiliates of R-HC that do not have apparent direct or indirect transactions with R-Net or other NY Telcos. For entities that R-HC does not have a controlling interest in, Staff will be permitted to review and copy any financial reports or records that R-HC has in its possession or that R-HC has access to, subject to the procedures of 16 N.Y.C.R.R. Subpart 6-1.

     For the purposes of this paragraph I.A.4.b., any information in the possession or control of an entity over which R-HC has, directly or indirectly, the power to direct, or cause the direction of the actions, management and policies, shall be deemed to be in the possession and control of R-HC and shall be made available as provided in this paragraph I.A.4.b.

     Where it is not apparent that an Affiliate has either a direct or indirect relationship with a NY Telco but Staff has a reasonable basis for believing that the relationship between that Affiliate and R-HC or any other Affiliate (including the NY Telcos) may affect the revenues, expenses or investments of the NY Telco, Staff shall have the burden of demonstrating its reasonable basis to the Commission. The NY Telco and R-HC will be afforded a reasonable opportunity to respond. If the Commission finds that there is a reasonable basis for believing that the relationship between that Affiliate and R-HC or any other Affiliate (including NY Telcos) may affect the revenues, expenses or investments of the NY Telco, upon oral or written notice, Staff shall be provided prompt access to the books and records of the Affiliate(s) in question. Nothing in this Agreement shall limit or modify R-Net's or any other NY Telco's obligations to provide information to the Commission or Staff to establish R-Net's or the other NY Telco's compliance with the Commission's affiliate transaction rules and with the provisions of this Agreement.

     In discharge of the requirements of this paragraph, neither R-HC nor any of its non-regulated Affiliates will be required to develop records or reports that are not prepared in the ordinary course of business or required by the terms of this Agreement.

     Nothing in this Agreement shall be construed to abridge the Commission's authority under the Public Service Law ("PSL") with respect to access to corporate books and records.

  5. Use of RTC Name

    Except in connection with the customer education and outreach activities described in paragraph IV.A. below, the RTC name shall not be assigned to or used by any entity other than R-Net. The RTC name includes any name or identifying logo or trademark used by RTC prior to restructuring. Incidental use of the RTC name for the temporary continuation of existing signs, letterhead and business cards shall be permitted on an interim basis, but in no event to exceed three months, as more specifically provided below:

    (a) There shall be no use of the RTC name by or on behalf of R-Com or any New York State nonregulated Affiliate except for Rochester Tel Mobile Communications;

    (b) Use of the RTC name by R-HC shall cease within three months of the effective date of the OMP but, at no time and in no case, shall the RTC name be used by or on behalf of R-HC or other nonregulated Affiliates for the marketing of telecommunications services;

    (c) Use of the RTC name by DSI shall cease thirty days after the later of Commission approval of this Agreement or RTC shareowner approval of the corporate restructuring; and

    (d) Use of the RTC name by non-New York State Affiliates other than local exchange telephone companies shall cease within three months of the effective date of the OMP.

 B. R-Net

  1. R-Net Formed

    On the effective date of the OMP, the public utility franchises currently held by RTC shall be transferred to R-Net, which shall in advance seek authorization from the Secretary of State to operate as a transportation corporation under New York law in accordance with its certificate of incorporation attached hereto as Appendix 3, and RTC shall cease, on that date, to be a telephone corporation under the provisions of the PSL. R-Net shall succeed to all of RTC's regulatory rights, duties and responsibilities as a telephone corporation, except as provided herein.

  2. Issuance of Securities

    On the effective date of the OMP, R-Net is authorized to issue common stock and to transfer shares of such common stock to R-HC in exchange for the transfer of the assets, accounts, personnel and telephone operations of RTC as provided for in paragraphs I.B.3. and I.B.4.

    RTC's best current estimate of R-Net's actual capital structure at inception (after the debt issuance(s) discussed below) is shown in Appendix
  4. In no event shall the initial ratio of R-Net's long-term debt to total capital exceed the 40.37% ratio contained in Appendix 4. In addition, the amount of public long-term debt shall be no less than $40 million.

    R-Net's initial capitalization shall include sufficient public debt to obtain an initial debt rating of that public debt of "A" or above from Standard and Poor's ("S&P") and "A2" or above from Moody's Investor Services ("Moody's"). The remainder of R-Net's debt may be composed of debt payable to R-HC, provided that R-Net's initial non-public debt shall consist of components such that, in the aggregate, the interest rate and maturity shall be the same as the terms of the public debt currently outstanding that RTC issued, prior to the effective date of the OMP, for the rendition of public service in RTC's pre-restructuring service territory.

    R-Net shall obtain its initial public debt in one of two ways:

    (a) RTC shall issue, subject to Commission approval, and prior to the effective date of the OMP, public debt assignable to R-Net. This debt shall be assigned to R-Net as soon as practicable; or

    (b) R-Net shall issue, subject to Commission approval, public debt within 90 days of the effective date of the OMP. The effective cost of this public debt (i.e., including all issuance and other expenses) to customers shall not exceed 8.00%.

  3. Transfer of Assets and Personnel

    On the effective date of the OMP, there shall be transferred to R-Net from RTC, all of the business of the latter, including its assets, accounts, personnel and liabilities with the exception of the assets, accounts, personnel and liabilities retained by R-HC pursuant to paragraph I.A.2. above, or transferred to either R-Com or Distributed Solutions, Inc. ("DSI"), pursuant to paragraphs I.C.3. and I.E. below. The items so transferred to R-Net shall be reflected on its books in the amounts that they had been reflected on the books of RTC immediately prior to the transfer. Within 30 days of the effective date of the OMP, R-Net shall provide to Staff, and to the active parties in this proceeding, an enumeration by functional group of the assets, accounts, personnel and liabilities transferred to R-Net. R-Net shall establish the position of legal counsel and the incumbent of that position shall be responsible for the provision of legal services to R-Net only.

  4. Transfer of Telephone Operations

    On the effective date of the OMP, RTC shall cease providing regulated telephone service and, that responsibility, together with the customer base, shall be transferred to R-Net, except as provided below.

  5. Responsibility to Offer Service

    (a) With the exception of those services enumerated in paragraph I.C.3.a., as that listing may be expanded as provided in paragraph I.B.7., R-Net will succeed to the responsibilities of RTC with respect to the services now offered by the latter. Accordingly, except with respect to the services included within paragraph I.C.3., or as otherwise provided in this document, R-Net will, subject to the Commission's on-going authority, provide at retail the service offerings currently provided by RTC. Additionally, R-Net shall, to the extent provided in its initial tariff, and, in the future, to such extent as may be reasonably practical upon a bona fide request, unbundle the services or network elements available from its network facilities, and those services will be available in the existing service territory of RTC, on a tariff basis, for purchase by R-Com and by other carriers certified by the Commission to offer telephone service ("certified carriers") or by other bona fide service providers. Nothing in this Agreement prohibits a certified carrier or other bona fide service provider from seeking Commission authorization requiring that R-Net, in its existing territory, further unbundle network services and/or elements. If R-Net declines to make the service or network elements available, it shall indicate its reasons. Either R-Net or the requesting party may refer any dispute to the Committee on Standards and Cooperative Practices, as described in paragraph III.A. below, prior to bringing the dispute to the Commission. This does not preclude any party from petitioning the Commission directly for the establishment of a task force to address the issue, as provided for in the Order Instituting Procedures for the Creation of ONA Task Forces, issued and effective March 29, 1989.

    R-Net will succeed to the obligations currently imposed upon or accepted by RTC to allow the physical collocation of facilities of other telephone carriers at installations operated by R-Net.

    (b) With the exceptions of those services enumerated in paragraph I.C.3.a., as such enumeration may in the future be expanded as provided in paragraph I.B.7., a retail customer within the existing service territory of RTC may at any time transfer from any other certified carrier to R-Net for the provision of any service then offered by R-Net at retail. The first time a customer transfers back to R-Net, provided that the transfer back is within a period of three years from the effective date of the OMP, R-Net shall not impose an order processing charge or other non-recurring charge except that the customer will, pursuant to tariff, be assessed any applicable charges only for any required field work, and except that R-Net may require deposits or payments of balances due for previously supplied R-Net services, as provided by R-Net's tariffs and Commission regulations.

    (c) Directories: R-Net will continue to offer White and Yellow page directories for the R-Net service territory, including electronic Yellow and White pages ("Electronic Directories") should R-Net begin offering that service for its service territory. No other R-HC Affiliate may provide White and Yellow pages, including Electronic Directories, in R-Net's service territory absent Commission approval of the transfer of assets and/or service. Notwithstanding the foregoing, if White or Yellow page assets and services are not transferred, an R-Net Affiliate may provide White and Yellow pages and Electronic Directories in R-Net's service territory provided that any R-Net data and/or data bases used by the Affiliate to provide such services are available to all other providers on the same terms and conditions, pursuant to tariff. R-Net may petition the Commission for permission to transfer its Yellow page or Electronic Directories operations, or any portion thereof, to another entity upon such terms and conditions as the Commission may at that time impose. Only R-Net or its agent may market White pages, Yellow pages and Electronic Directories as the official directory of R-Net or RTC. In the event an Affiliate and R-Net are both providing directories, R-HC, its Affiliates and R-Net shall not market, provide, sell or advertise each others' directories, including but not limited to White pages, Yellow pages, Electronic Directories or directories in any other medium, in R-Net's service territory, except as permitted by the Commission.

  6. Notice of Additional Service Offerings and Network Elements

    (a) It is anticipated that, as R-Net modifies and expands its network, other services or network elements will be available for resale by R-Com and by other certified carriers and bona fide service providers. R-Net will, to the extent practicable, provide at least three months' notice of the availability of any new service or network elements to all certified carriers and bona fide service providers at the same time.

    (b) Annually, R-Net shall file with the Commission its Capital Program Filing pursuant to 16 N.Y.C.R.R. Section 644.3. To the extent that any certified carrier or bona fide service provider is desirous of purchasing a network function or service that is neither then currently offered by R-Net nor contemplated in its Capital Program Filing to be available, the certified carrier or bona fide service provider shall submit a request for the service or network function to R-Net. Within sixty days from the receipt of such request, R-Net shall advise whether and when the service or network function will be available on a tariff basis. If R-Net declines to make the service or network function available, it shall indicate its reasons and, at the option of the requesting certified carrier or bona fide service provider, refer any dispute to the technical committee established pursuant to paragraph III.A. below. This does not preclude any party from petitioning the Commission directly for the establishment of a task force to address the issue, as provided for in the Order Instituting Procedures for the Creation of ONA Task Forces, issued and effective March 29, 1989. R-Net shall keep a record of all requests for service or network functions, to be available upon request. Whenever capital expenditures are made to accommodate the request of a single or limited group of customers, certified carriers or bona fide service providers for a specific network function or service, R-Net shall, by contract or tariff, impose upon such customer(s), certified carrier(s) or bona fide service provider(s), a termination charge sufficient to reimburse R-Net for its unrecovered investment in the event that the customer(s), certified carrier(s) or bona fide service provider(s) terminate service before the capital expenditures are fully recovered.

  7. Transfer of Goods and Service Offerings and Stand-Alone Assets

    At any time that R-Net or any interested person or entity believes that the market for a particular regulated good or service is competitive, it may apply to the Commission for authorization for R-Net to cease offering that good or service at retail and for R-Com to begin providing that good or service. If subsequently authorized by the Commission, and R-Com agrees to the transfer price set in that proceeding, R-Com will begin providing that good or service consistent with the requirements and conditions of the Commission's Order in that proceeding. The Commission may approve the proposed transfer if it finds that the transfer will be consistent with the public interest. If R-Com finds the transfer price set in that proceeding to be unacceptable, R-Net shall retain the good or service and continue to provide it at retail as well as at wholesale. Any assets transferred to R-Com shall be removed from the system of accounts of R-Net and, thereafter, R-Net shall no longer offer that good or service at retail. If the good or service that is transferred is provided through facilities that are integral both to network operations and to the provision of that good or service at retail, those facilities shall remain owned by R-Net and such transferred good or service shall be offered by R-Net to R-Com, any other certified carriers or any other bona fide service providers on an unbundled tariff basis.

  8. Board of Directors

    A majority of the membership of the Board of Directors of R-Net shall be outside directors, i.e., they may not be officers or employees of R-Net, nor may they be directors, officers or employees of R-HC or of any Affiliate of R-HC. Only one of R-Net's Directors may simultaneously serve as a Director, Officer or employee of R-HC or any of R-HC's Affiliates other than R-Net. Following the selection of the initial Board of Directors, the nomination of outside R-Net directors will be the responsibility of an R-Net Committee on Directors, all of the members of which shall be outside directors.

  9. Compensation and Responsibilities of Officers and Employees

    Annual compensation (including cash, bonuses and stock options) of officers and employees of R-Net shall be based on the service and profitability of R-Net only. Any stock option program adopted for R-Net officers and employees shall be in R-HC stock provided, however, at no time may the officers and senior management employees/2/ of R-Net, their spouses and unemancipated children, own shares of, or options in, the stock of R-HC that collectively exceed ten percent of the outstanding shares of R-HC. The annual allocation of individual options, purchases of shares on the open market and purchases through R-Net's 401(K) plan shall be included within the cap. R-Net shall annually require its officers and senior management employees to certify the number of shares owned by them, their spouses and unemancipated children, and R-Net will provide the Commission annually with the total stock ownership interest of that group in the stock of R-HC.

    Annually, R-Net's management employees at or above the Manager level shall certify in writing their general familiarity with the Commission's requirements regarding affiliate transactions, including the requirements of this Agreement, and shall affirm that their subordinates who have reason to make judgments about the jurisdictional nature of their work are familiar with the Commission's affiliate transaction requirements.

- - ------
/2/"Senior management employees" of R-Net means R-Net's President, all R-Net employees reporting directly to the President ("Directly Reporting Employees") and all other R-Net employees reporting directly to Directly Reporting Employees.

  10. Dividend Certification

    (a) At least annually, but also following any circumstance that could reasonably be expected to affect adversely R-Net's debt ratings, including but not limited to, a downgrading of the debt ratings of R-HC, R-Net will review with the Director of the Department of Public Service Office of Accounting and Finance its activities and plans relating to the attraction of capital and, in addition, review R-Net's dividend and financial experience over the past fiscal year and its plans and projections for the coming fiscal year.

    (b) As a condition of any decision by R-Net to pay dividends on R-Net's common stock, the directors of R-Net shall certify quarterly that the payment of such dividends will neither impair R-Net's service quality nor its ability to finance its short and long term capital needs at reasonable terms while maintaining a debt rating target of "A" (for S&P, or the equivalent for other rating agencies).

    (c) If R-Net's service quality deteriorates to the point where the penalty in Appendix 5, page 2, condition 2(a) applies, the directors of R-Net shall not authorize any additional payment of dividends on common stock until it shall first have rectified the service deficiency or deficiencies triggering the penalty as defined in Appendix 5 to the satisfaction of the Director of the Communications Division of the Department of Public Service.

    (d) In addition to the foregoing, at any time during the term of this
  Agreement:

      (i) if R-HC or R-Net experiences a downgrading of its senior debt, or is placed on a credit watch for a possible downgrading of its senior debt, the affected company's management will immediately notify and meet with the Director of the Office of Accounting and Finance of DPS to explain its evaluation of the present and future status of R-Net's credit worthiness, including a review of R-Net's dividend and financial experience for the prior year and its financial plans, including its forecasted capital requirement for the coming fiscal year and R-Net's plan for meeting its capital requirements; or

      (ii) if R-Net experiences any downgrading of its senior debt to a rating of "A-" (for S&P, or the equivalent for other rating agencies) or below, or is placed on a credit watch for a possible downgrading to "A-" (for S&P, or the equivalent for other rating agencies) or below, R-Net management shall immediately notify the Director of the Office of Accounting and Finance of DPS and, within thirty days, provide the Director with a written explanation as to the implications of such a downgrading or credit watch for the present and future credit worthiness of R-Net and provide the Director with R-Net's plans for the improvement of its debt rating and for satisfying its forecasted capital requirements; or

      (iii) if R-Net experiences a downgrading of its senior debt to "BBB" (for S&P, or the equivalent for other rating agencies) or below, or is placed on a credit watch for a possible downgrading to "BBB" (for S&P, or the equivalent for other rating agencies) or below, R-Net will immediately discontinue payment of dividends to R-HC until either the Commission approves such payment, or its senior debt rating rises above "BBB" (for S&P, or the equivalent for other rating agencies) or the credit watch for a possible downgrading to "BBB" (for S&P, or the equivalent for other rating agencies) or below, is withdrawn.

  11. Pledge of Assets

    The assets of R-Net shall only be pledged for the debt obligations of R-Net. Pursuant to PSL Sections 101, 106 and 107, or any other provision of the PSL, R-Net will seek Commission approval as required by these sections for issuing securities, making loans and using revenues. Any secured debt transferred from RTC to R-Net must have as collateral only R-Net assets. R-Net shall not make any loans to R-HC or any R-HC Affiliate for which the assets of an R-HC Affiliate, different than the loan recipient, are pledged.

  12. Debt Rating

    R-Net shall obtain, as soon as possible, a separate rating for its public debt securities from three major rating agencies including, at a minimum, from S&P's and Moody's, and shall maintain sufficient public debt at R-Net to support continuation of separate debt ratings on that public debt. If R-Net is unable to secure a separate public debt rating from three rating agencies, it shall provide evidence of its efforts to do so and justify its inability to secure three separate ratings.

  13. Service Quality

    R-Net shall, in the case of service offerings it provides and for the duration of the rate plan period specified in paragraph II.A.4., maintain service quality at the levels described in Appendix 5 to this Agreement. If R-Net fails to achieve the required service levels, a Service Quality Penalty of up to one half of one percent of total local service and intraLATA toll revenues, calculated in accordance with Appendix 5, will be credited, with carrying charges, for the benefit of all local service customers, subject to disposition by the Commission. On January 20, 1996, and each January 20 thereafter, R-Net shall submit to the Directors of the Communications and Consumer Services Divisions of DPS a statement of service quality which clearly describes R-Net's performance based on the standards described in Appendix 5 and a calculation of any necessary penalty. If the first year following the effective date of the OMP is less than a full calendar year, the calculation and any penalty required by this paragraph shall be apportioned accordingly. Nothing herein changes the obligations of R-Net to provide monthly service quality data as required in 16 N.Y.C.R.R. Part 603.

  14. Funds Transfers and Cash Management Agreement

    Upon the formation of R-HC, R-Net and the other NY Telcos may participate in a cash management program that, in all material respects, is the same as the model agreement outlined in Appendix 6 to this Agreement, until such time as the Commission determines that the terms and/or transactions of such program are not in the public interest. However, such participation shall only be permitted to the extent that:

    (a) All fund transfers, including but not limited to, advances, short-term loans, deposits, or any other instruments representing short-term fund transfers, between any NY Telco and any Affiliate, including between R-Net and any other NY Telco or R-HC, and excluding those that are required for transactions governed under the affiliate transactions rules (discussed in paragraph I.B.15. of this Agreement) and those that constitute dividends from R-Net, or any other NY Telco, to R-HC, shall be made in accordance with the terms of this cash management agreement.

    (b) The sum of the balances of R-Net's long-term debt, cumulative net fund transfers between R-Net and its Affiliates (including R-HC), short-term debt, customer deposit balances, preferred stock balances, or any other evidence of R-Net's indebtedness, shall not at any point in time during the term of this Agreement, in the aggregate, exceed 45% of R-Net's "Total Capital" (defined for the purposes of this Agreement as the sum of all the previously named components, plus common equity).

    (c) The sum of net fund transfers between R-Net and its Affiliates (including R-HC), R-Net's short-term debt, and any other evidence of R-Net's indebtedness for a period of twelve months or less shall not at any point in time during the term of this Agreement exceed 5% of R-Net's Total Capital. Similarly, the sum of net transfers between any other NY Telco and its Affiliates (including R-HC), the NY Telco's short-term debt, and any other evidence of the NY Telco's indebtedness for a period of twelve months or less shall not at any point in time during the term of this Agreement exceed 5% of the NY Telco's Total Capital.

    (d) Staff shall have the right to audit without notice the books and records of R-Net, R-HC, its Affiliates and the NY Telcos with respect to these transfers of funds. Upon audit, if Staff determines that the amount of transfers exceeds the caps specified in this Agreement, the entity receiving the funds must, within twenty-four hours, transfer any funds in excess of the caps, plus interest, to R-Net or the NY Telco. Such interest shall be calculated from the date on which such transfer, which exceeded the caps, occurred.

  15. Affiliate Transactions

    (a) R-Net shall conduct its operations consistent with New York law and Commission regulations and policy to avoid any subsidization of either R-HC or an Affiliate. Any transactions between R-Net and R-HC, or between R-Net and any of its Affiliates, shall be conducted at arm's length. Any common expenses shall be allocated on a fair and reasonable basis in accordance with applicable Commission accounting standards and requirements. The parties intend that transactions with Affiliates not provided by tariff or written contract shall be held to a minimum, and subject to the caps provided below.

    (b) If R-HC or any Affiliate seeks to acquire a New York telephone corporation authorized to provide local exchange service subject to the PSL (an "Acquisition"), in its petition for approval from the Commission, the petitioner shall either consent to the treatment of the Acquisition as a NY Telco subject to this Agreement, or shall provide justification why the Acquisition should not be so treated. The Commission's determination therein shall be binding. Applicable limits on affiliate transactions of Acquisitions treated as NY Telcos shall be established considering the level of affiliate transactions during their first full year of operations after acquisition, subject to Commission approval.

    (c) Except as provided in this paragraph, transactions between R-Net and its Affiliates and between R-Net and R-HC and its Affiliates shall be limited to purchases and sales made pursuant to tariff. Notwithstanding the above, R-Net may continue to engage in non-tariffed purchases from R-HC and R-HC's Affiliates provided that the transactions involve goods or services that were, prior to the effective date of the OMP, provided to RTC on a non-tariff basis and provided further that the total volume of such transactions on an annual basis does not exceed $4 million dollars (plus RTC's actual 1993 allocated costs for mutually beneficial services and for services currently provided within RTC that become R-HC services) for all of R-Net's non-tariffed affiliate transactions except with DSI, and no more than actual 1993 RTC Information Services expenses for all of R-Net's non-tariffed transactions with DSI.

    (d) Except as provided in this paragraph, transactions between the NY Telcos, other than R-Net, and R-HC and R-HC's Affiliates shall be limited to purchases and sales made pursuant to tariff. Notwithstanding the above, the NY Telcos, excluding R-Net, may continue to engage in non-tariffed purchases from R-HC and R-HC's Affiliates provided that the total volume of such transactions on an annual basis (including allocations and contracts) does not exceed the 1993 dollar level of each NY Telco's transactions with the NY Telco's Affiliates and provided further that the dollar level of each NY Telco's transactions with DSI shall not exceed the dollar level of comparable services provided to it by the NY Telco's Affiliates and internally in 1993.

    (e) R-Net's, Highland's, Sylvan Lake's, Seneca-Gorham's, AuSable Valley's and any other NY Telco's non-tariffed transactions with each other and any other Affiliate shall be made pursuant to signed written contracts negotiated at arm's length. For example, if R-HC or an Affiliate provides office or other space to R-Net, Highland, Sylvan Lake, Seneca-Gorham or AuSable Valley, it shall be subject to a written lease or sublease.

    To the extent that costs associated with affiliate transactions are to be allocated, R-Net, Highland, Sylvan Lake, Seneca-Gorham and AuSable Valley shall, on the effective date of the OMP, file such allocation procedures with the Commission, which may modify or disapprove the allocation procedures to the extent required by the public interest. If at any time during the period of this Agreement, Staff is concerned about any allocation of an affiliate cost to a NY Telco, it shall advise that NY Telco and, if

  Staff and the affected NY Telco cannot agree, the NY Telco shall have a reasonable opportunity to support continuation of the allocation before the Commission. If the Commission concludes that the allocation no longer is appropriate, the allocation of that particular expense shall be based on actual time expended (or such other basis as specified by the Commission) until the Commission thereafter determines that time (or other basis) no longer is necessary.

    (f) Should R-Net, Highland, Sylvan Lake, Seneca-Gorham, AuSable Valley or any other NY Telco wish to engage in any affiliate transaction beyond the caps provided for above, it shall file with the Commission, at least thirty days prior to the transaction (unless exceptional circumstances require that the transaction occur sooner), a description of the goods or services involved, their dollar value, and a statement explaining why an affiliate transaction is appropriate. With respect to any such transaction, if Staff does not agree that the transaction is to the NY Telco's customers' benefit, the affected NY Telco may continue with the transaction, but in such event the affected NY Telco shall petition the Commission for approval. After appropriate notice and hearing, the Commission may make such ratemaking adjustments and/or require such immediate changes in the contract or transaction, including, but not limited to, cessation of the contract or transaction and/or return of any of the NY Telco's assets and/or data provided pursuant to the transaction, as it finds appropriate; however, for any NY Telco then under a rate stability plan no further adjustment to rates will be made for the period of the plan.

    (g) At the end of the rate period provided for in this Agreement, or in conjunction with a rate case or show cause proceeding, whichever is earlier, R-Net, Highland, Sylvan Lake, Seneca-Gorham, AuSable Valley and any other NY Telco shall bear the burden of demonstrating that continuation of its affiliate transactions then in place is in the public interest. As part of such presentations, each shall demonstrate that the charges it pays to Affiliates are in the best interest of its customers.

    (h) With respect to their affiliate transactions with DSI, one year prior to the termination of this Agreement, or in conjunction with a rate case or show cause proceeding, whichever is earlier, R-Net, Highland, Sylvan Lake, Seneca-Gorham, AuSable Valley and any other NY Telco shall file with the Commission a proposal to continue to use DSI as a vendor if they intend to maintain the relationship in the future. That proposal shall be supported by studies, testimony, or other evidence demonstrating that continued use of DSI as a vendor is in the best interest of the NY Telcos' customers.

    (i) If at any time prior to the end of this Agreement, Staff believes that continuation of the relationship between R-Net, or any other NY Telco, and DSI is no longer in the best interest of that NY Telco's customers, the NY Telco in question shall bear the burden of demonstrating that continuation of that relationship is in the public interest and the following procedure shall apply:

      (1) Staff will communicate its concerns to R-Net, Highland, Sylvan Lake, Seneca-Gorham or AuSable Valley or any other NY Telco and offer management a reasonable time to review and address Staff's concerns.

      (2) If the NY Telco fails to respond satisfactorily to Staff's concerns within three months of Staff's request, Staff may recommend to the Commission that it initiate a show cause proceeding.

      (3) If the Commission, following a show cause proceeding, determines that continuation of the NY Telco's relationship with DSI is not in the best interest of that NY Telco's customers, the affected NY Telco shall terminate its relationship with DSI and shall be obliged to obtain the services previously obtained from DSI from the most reasonable alternative, subject to Commission approval.

    (j) In the event that DSI no longer provides computer, billing, or other services to R-Net, any contract or arrangement with any Affiliate to provide similar services shall continue the provisions of this Agreement governing R-Net's relationship with DSI.

    (k) Nothing in this Agreement shall be construed to abridge the Commission's authority pursuant to the PSL with respect to affiliates.

  16. Network Functionalities, Services and Data Bases

    R-Net's network functionalities, services, data and data bases shall not be transferred to, managed by, or controlled by, any Affiliate without Commission approval.

 C. R-Com

  1. R-Com Formed

    By the effective date of the OMP, R-Com shall seek authorization from the Secretary of State to be formed in accordance with the draft certificate of incorporation attached hereto as Appendix 7. RTC will separately apply to the Commission on R-Com's behalf for a certificate of public convenience and necessity authorizing R-Com to provide any form of regulated telephone services, including facilities-based and resale services, in the State of New York. The application may request waivers of the Commission's regulations on the same basis as then applicable to comparable reseller or facilities-based carriers. With respect to its local service resale operations, R-Com shall be regulated in the same manner as similarly situated providers, and as determined by the Commission in the Competition II proceeding (Case 94-C-0095) or in subsequent proceedings.

  2. Issuance of Shares

    On the effective date of the OMP, R-Com is authorized to issue common stock and to transfer shares of such common stock to R-HC in exchange for the transfer of assets, accounts, personnel and telephone operations of RTC, as provided for in paragraph I.C.3. below.

  3. Transfer of Assets, Personnel and Telephone Operations

    (a) On the effective date of the OMP, there shall be transferred to R-Com from RTC, all of the stand-alone assets, necessary personnel, and customers then acquiring these services from RTC, in order to permit R-Com to offer at retail, the following goods or services:

      (i) Centrex;

      (ii) Private Line Service, where the customer is taking high capacity service (1.544 megabits per second and above) or a combination of high capacity and lower capacity service.

    Any physical assets associated with Centrex or Private Line services that are transferred to R-Com shall be transferred at the greater of net book or market value; and

      (iii) Voice Mail (subject to an acceptable transfer price as set forth below).

    If voice mail service is to be transferred to R-Com, then for the purpose of determining the transfer price and value of any associated assets of voice mail service only, and not for any precedential purpose, as soon as this Agreement is approved by the Commission, RTC and Staff shall each prepare a valuation, both of which are to be based on the higher of book or market value at the end of the fifth year following the effective date of the OMP, and shall endeavor to agree on a valuation price. If RTC and Staff are unable to agree, they shall mutually select an independent person or entity, whose valuation shall be binding, to prepare a valuation on the same basis. If R-Com agrees with the independent valuation, it shall make payment of the agreed-upon valuation to R-Net at the end of the fifth year. R-Net shall book any such payment as a reduction to rate base.

    If R-Com is unwilling to accept the transfer of voice mail service at the selected valuation price, R-Net's voice mail service shall be put up for public bid at no less than the present value of the established valuation price. If there is no bid at a level at or greater than the valuation, the service and underlying assets shall remain at R-Net. Any further consideration of the transfer of voice mail service from R-Net to R-Com or any other prospective purchaser shall result in a new valuation of the transfer price.

    Subject to the terms of this Agreement, the transfer of voice mail to R-Com or another entity shall take place as soon after the effective date of the OMP as is practicable. Any payment received by R-Net from R-Com for the transfer and associated carrying costs shall not be reflected in R-Net's rates earlier than upon the termination of the rate period provided for in this Agreement. If the assets are purchased by an entity other than R-Com, the amount by which the sale price exceeds the net investment in such assets shall be deferred by R-Net, together with carrying costs, to be disposed of following the rate period in the best interest of R-Net's customers, as directed by the Commission.

    (b) With respect to any service or customer base that remains at R-Net, R-Com is free to compete for those customers by reselling services purchased from R-Net or from another vendor or by selling services provided through R-Com's own facilities.

    (c) R-Com is free to offer for sale, on a bundled basis, tariffed services and/or tariffed network elements that it purchases from R-Net along with competitive services, provided, however, the bundled price shall be at least equal to the sum of R-Net's tariff price to R-Com for the tariffed services and/or tariffed network elements plus R-Com's incremental cost of the competitive services. Any carrier that competes with R-Com within the service territory of R-Net may challenge R-Com's compliance with the price requirements of this paragraph before the Commission, provided that it makes a prima facie showing that the price charged by R-Com is in violation of the requirements of this paragraph including, as part of that submission, cost or other relevant information. R-Com shall be provided an opportunity to refute that submission.

 D. Non-regulated and Regulated Services

  R-Net will file a Cost Allocation Manual ("CAM") no later than the effective date of the OMP, which will reflect the changes to RTC's current CAM that are discussed below.

  1. Non-regulated Services

    The following services listed in Section V of RTC's CAM will be considered non-regulated for the purposes of this Agreement, and may be transferred to R-COM upon the effective date of the OMP:

      (a) Terminal equipment sales, services, and leases;

      (b) Packet Switching--network concentrator which performs protocol conversion functions;

      (c) Fiber Optic Facilities--construction, removal and maintenance on customer premises of customer-owned fiber optic equipment;

      (d) Audiotext Equipment Only--local network functionalities will be regulated and tariffed by R-Net;

      (e) RCI Operator Services--personnel performing operator services for RCI under contract will be transferred to either R-Com or RCI;

      (f) Home Video Text--equipment used to interact with host computer of Prodigy Service Company to allow the provision of home video text service;

      (g) Data Terminal Equipment--sales, services and leases of digital data equipment at customer premises;

      (h) Facsimile Services--store and forward platform which permits hotel guests to receive facsimile messages in hotel rooms;

      (i) Enhanced Fax Services--enhanced services such as fax on demand, guaranteed fax and broadcast fax; and

      (j) ITN/RSTP--equipment necessary to provide Signalling System 7 Services to Independent Telecommunications Network, Inc., which then provides these to other local exchange companies.

  To the extent services which were funded by customers are transferred to R-Com, they shall be transferred at the greater of net book or market value.

  2. Regulated Services

    The following services will be considered regulated services, and may be retained and tariffed by R-Net or the assets associated with these services transferred to R-Com at the greater of market or net book value upon the effective date of the OMP:

      (a) Telephone Answering Service--answering and screening of calls, teleconferencing service;

      (b) Voice Mail Service, subject to the terms set forth in paragraph I.C.3.a.iii; and

      (c) Advanced Communications Services--application processor used to provide additional services to Centrex customers.

  R-Net shall notify Staff no later than the effective date of the OMP which of the above services will be transferred to R-Com, and which have been retained by R-Net.

 E. DSI

  1. Transfer of Assets and Value

    The assets transferred to DSI shall be valued at the higher of net book or market value at the time of transfer.

  2. Use of R-Net Data and/or Databases

    DSI shall have access to data and/or databases of R-Net to the extent necessary to permit it to provide computer, billing and other services that it contracts with R-Net to provide to R-Net. The data and/or databases so provided to DSI shall remain the property of R-Net, which shall ensure that the data and/or databases are used consistently with the Commission's Privacy Requirements (i.e., the Commission's regulations and orders with respect to Customer Proprietary Network Information, non-listed or non-published service, Call I.D. and other Custom Local Area Signalling Services ("CLASS"), Automatic Number Identification, the Privacy Principles and similar rules, orders and principles that the Commission may adopt). All agreements between R-Net or any other NY Telco and DSI shall be by written contract. Any contract between DSI and either R-Net or R-Com or any other NY Telco shall be filed for information purposes with the Commission. Nothing in this paragraph shall modify the requirements specified in paragraph I.B.15 (Affiliate Transactions). R-Net and any other NY Telco shall include in any contract with DSI the terms and restrictions provided in this paragraph.

  3. Development of New Products or Services by DSI; General Availability

    Neither R-Net nor any other NY Telco shall itself fund the costs of DSI developing new products and services not requested by R-Net or that NY Telco. However, nothing prevents DSI from including reasonable development costs in its prices for any product or service not requested to be developed by, but sold to, R-Net or the NY Telco, consistent with the Commission's affiliate transaction rules, affiliate contract rules and this Agreement. Any product or service so developed by DSI, or currently provided by DSI to RTC, which product or service will be provided by DSI to R-Net, shall be made available to Affiliates and non-Affiliates on the same terms and conditions provided, however, that the sales price to Affiliates shall be consistent with the Commission's and this Agreement's rules on affiliate contracts and transactions and the terms of this Agreement. Any agreement between the NY Telcos and DSI shall include the terms of this Agreement.

  4. Products or Services Developed at the Cost of R-Net or Any Other NY Telco

    R-Net or any other NY Telco may request that DSI develop a particular product or service and, if so, R-Net or the other NY Telco may be required to finance the cost of that development, but any product or service so developed shall remain the property of R-Net or the other requesting NY Telco. If DSI wishes to market the product or service, or portions thereof, to others, it must negotiate a suitable arrangement to ensure that R-Net or the other NY Telco retains ownership and is paid an appropriate license or royalty fee. Any contract between R-Net or the NY Telcos and DSI shall explicitly provide that any service or product developed at the request of R-Net or the NY Telco by DSI shall remain the property of R-Net or the NY Telco to the extent of R-Net's or the NY Telco's interest and shall be negotiated at arm's length. Any such arrangement shall be filed with the Commission for information. This paragraph is not intended to modify any requirements provided for in paragraph I.B.15. (Affiliate Transactions).

II. Rates, Revenue Requirements and Rate Design

  A. R-Net's rates shall be reduced by $11.0 million effective on January 1, 1995, and by $2.5 million on January 1, 1996, and by $1.5 million each succeeding January 1 through and including January 1, 2001.

  B. Subject to the reductions specified in paragraph II.A. and the exception for discretionary services in this paragraph II.B., and subject to the possibility of earlier termination of this Agreement as provided for in paragraph VI below, R-Net's rates in effect on the effective date of the OMP may not be increased through December 31, 2001, but, in R-Net's discretion, may be reduced further to not less than incremental cost. Discretionary and competitive services may be priced within flexible pricing ranges established prior to the effective date of the OMP in RTC's tariff P.S.C. No. 40, Section
19. However, aggregate revenues generated from price increases to existing discretionary service rates, which are delineated in Appendix 8, shall not exceed $2 million per year for each year of the term of this Agreement. Any new regulated service developed by R-Net will be subject to tariff review by the Commission. The price or range of prices from the effective date of the tariff shall not be increased during the term of the rate plan of this Agreement. For the duration of the rate period provided in this Agreement, subject to the possibility of earlier termination as provided for in paragraph VI below, R-Net shall not defer additional costs or benefits/3/ incurred during the period of this Agreement nor may it file for any rate relief to be effective during this period.

  C. The reductions provided for in paragraph II.A. shall be apportioned in the following fashion:

                                                                     Each year
                                                1995    '96    '97    '98-'01
                                               ------- ------ ------ ---------
   Elimination of charges for Residential
    Touchtone................................. $5.00MM
   Elimination of charges for Business
    Touchtone................................. $0.16MM $2.5MM $1.5MM
   Lifeline/4/ ............................... $0.45MM
   Usage (including LMS, cellular reciprocal
    compensation and access).................. $5.40MM                $1.5MM

  A schedule of these rate reductions and corresponding rates is attached as Appendix 9. There will be a rate differential to recognize the margin between wholesale and retail rates. This margin will partially reflect the costs avoided by R-Net due to the provision by resellers of their own customer service, marketing and other services.

  D. Over the term of this Agreement a total of $17 million shall be credited to R-Net's depreciation reserve. The timing of those credits shall be at the discretion of R-Net except that, by the end of the first year, the amount credited shall be at least $5 million and, by the end of the fifth year, the cumulative amount

- - ------
/3/Nothing in this Agreement prevents R-Net from seeking waivers of the Commission's accounting requirements during the term of this Agreement.

/4/R-Net agrees to implement the lifeline objectives agreed to in the Settlement Agreement approved by the Commission in this proceeding in Opinion No. 94-5 (issued and effective February 19, 1994) by conducting a public involvement program and implementing a tape-to-tape match by no later than the date of implementation of the OMP. If a tape-to-tape match is not possible by the date of implementation of the OMP, R-Net shall seek an extension from the Director of the DPS Consumer Services Division, but in no event shall the program be completed later than January 1, 1996.

credited shall be at least $15 million, unless this Agreement is terminated as provided for in paragraph VI, in which event any remaining portion of the $17 million amount will be credited as provided for in paragraph VI. These depreciation reserve adjustments shall not effect a reduction in rates beyond that specified in paragraph II.A. for the duration of the rate plan period provided for in this Agreement.

  E. $9.5 million in revenue reductions for 1994 and any sharing amounts owed RTC customers for 1994 shall be credited to R-Net's depreciation reserve. The $17 million credit to depreciation reserve provided for in paragraph II.D., above, includes the obligation to refund to customers any amount related to depreciation for 1993.

  F. All outstanding revenue requirement issues including depreciation, accumulated deferred sharing amounts, the impact of the Generic Financing proceeding (Case 91-M-0509) on RTC's 1994 revenue requirement reduction, and the royalty issue that is the subject of an Article 78 proceeding (Rochester Telephone Corp. v. Public Service Comm'n, A.D. No. 69820 (3d Dep't)), are resolved without further adjustment, except, with respect to the royalty issue, as provided below. Except as already reflected in this Agreement, neither RTC (which will be R-HC) nor R-Net shall have imputed a royalty, as described in Case 87-C-8959, Order and Opinion Concerning Royalty, Issued and Effective July 6, 1993, by the Commission for the period covered by this Agreement, or for any prior period, except as set forth in paragraphs I.E.4. Upon the termination of the rate plan period, nothing prevents the Commission, subject to the outcome of the Article 78 proceeding referred to above, from imputing a royalty for the period beginning on the termination date. Nothing in this Agreement is intended to prohibit R-Net or any Affiliate from bringing an Article 78 proceeding at or after the end of this Agreement. In imputing that prospective royalty, the Commission may consider the investments in existence on the termination date, notwithstanding when those investments were first made. For the rate plan period, R-Net shall book its depreciation accruals at or above RTC's current depreciation rates including depreciation amortizations.

  G. All intraLATA access obtained by carriers from R-Net shall be purchased by carriers at the rates set forth in R-Net's access tariff. R-Net's retail rates for intraLATA toll shall be in conformity with the Commission's decisions in Case 28425.

III. Inter-Carrier Issues

 A. Committee on Standards and Cooperative Practices

  RTC, on behalf of R-Net, shall form, upon the filing of this Agreement with the Commission, a Committee on Standards and Cooperative Practices comprised of carriers who are, or indicate that they intend to become, certified to provide telephone service in the current service territory of RTC. The membership of the Committee shall be revised periodically to afford participation to those certified carriers who are in fact providing service to customers in the service territory of R-Net. In addition, a representative of Staff and at least one representative of residential customers shall be members of the Committee. The objective of the Committee will be to develop technical standards and cooperative practices to facilitate the seamless interconnection of all facilities-based providers serving in the R-Net service territory and to further the development of a competitive market for facilities-based and reseller services in the R-Net service territory. The Committee will take into consideration the special technical requirements of the disabled community and other customers with special needs. It is intended that the Committee shall provide a forum for complaints, lodged against R-Net by other carriers, to be resolved in a cooperative and expeditious manner. Nothing in this Agreement shall preclude carriers from bringing complaints directly to the Commission. Annually, R-Net shall prepare and file with the Commission a report summarizing the activities of the Committee and the results of its efforts including, in an appendix to that report, separate comments prepared by any other member of the Committee.

 B. Notice of New Services, Impartial Dissemination of Information and Privacy

  R-Net shall not provide a competitive information advantage to any Affiliate, including R-Com. Accordingly, as provided in paragraph I.B.6.a., R-Net must provide equal and contemporaneous notice of new service offerings to all carriers.

  Neither R-Net, R-Com nor DSI will release to Affiliates or to any other person or entity competitively sensitive information, defined below, regarding any customer without permission of that customer, nor will they release any information in violation of the Commission's Privacy Requirements as described in paragraph I.E.2., regardless of whether it contains competitively sensitive information. Notwithstanding the above, R-Net, R-Com and DSI may release such information to a regulatory authority of competent jurisdiction pursuant to its rules. R-Net, R-Com and DSI may release such information to a court if ordered to do so. R-Net, R-Com and DSI will notify the attorney(s) for each customer, or the customer, whose sensitive information is sought by a court, as soon as is reasonably practicable. As used in the first sentence of this paragraph, "competitively sensitive information" shall include, but not be limited to, customer information, traffic information, network configuration or other comparable data, but shall not include any customer's listing information. Any contract between R-Net or its Affiliates and DSI shall include these provisions and restrictions.

  R-Net and DSI may sell or transfer to an Affiliate any information of competitive significance only if it is available for sale or transfer to unaffiliated firms on equal or better terms and conditions, and if the sale or transfer is consistent with the Commission's Privacy Requirements as described above in paragraph I.E.2. Nothing in this paragraph shall prevent R-Net or DSI from engaging, under contract and subject to the rules regarding affiliate transactions, an Affiliate to perform an R-Net or DSI function, and transferring information of competitive significance in the fulfillment of that contract. As used in the preceding sentence, "information of competitive significance" shall include, but not be limited to, any information that any competitor of an Affiliate of R-Net or DSI could reasonably consider useful in increasing either its sales or profits, but shall not include information relating to customer listings in either White or Yellow page directories and Electronic Directories. Nothing in this paragraph shall prevent DSI from developing proprietary software under contract for a customer, including R-Net, so long as the only competitively sensitive information used is that of that customer. Any contract between R-Net or its Affiliates and DSI shall include these provisions and restrictions.

  R-Net shall include in its residential and business White pages, at no charge and on a non-discriminatory basis, the listing of all customers (excluding customers taking nonpublished service from R-Net or another carrier) served within the pre-restructuring RTC service territory, regardless of the carrier then providing the service at wholesale or retail post-restructuring. All carriers shall provide listing information for White pages and directory assistance, without charge, to R-Net and shall be responsible for the accuracy of this information. In addition, R-Net shall include in its Yellow pages, at no charge and on a non-discriminatory basis, the listing of all business customers served within the pre-restructuring service territory of RTC, regardless of the carrier providing the service at wholesale or retail post-restructuring.

  R-Net shall not discriminate against competitive carriers and their customers in the provision of Yellow and White page directories.

 C. IntraLATA Service

  Certified carriers will not be required to offer local exchange service as a condition to offering intraLATA service.

 D. Right of Interconnection

  R-Net shall interconnect its local network with networks of certified carriers. This network integration shall allow for completely transparent calling among customers of different providers. To the extent it is within R-Net's control, end users subscribing to R-Net's exchange service shall be able to reach any customer served by another provider.

  Within the technical and physical constraints of existing network facilities, and in a manner consistent with accepted industry practice, certified carriers that establish networks for the exchange of local traffic within the service territory of R-Net shall have the right to interconnect with the network facilities of R-Net at particular central offices or tandems of their choice provided that R-Net is accorded reciprocal interconnection rights to the network of the requesting party. The owner or operator of the network to which such interconnections are made shall be responsible for the cost of modifications necessary to accommodate such interconnections unless extraordinary expenditures are required, in which case the requesting party will be responsible for the portion of the added cost attributable to its special requirements. Whether or not the requesting party is required to pay for network modifications as provided above, it shall pay the costs of any collocation as provided for in Commission policy.

  All certified providers of local exchange services and bona fide service providers in R-Net's service territory shall have non-discriminatory access to R-Net's bottleneck network functionalities, services, and data bases (including, but not limited to, intercept, directory assistance, 911, E-911 and SS7-related data bases and services).

  Nothing in this paragraph III.D. shall abridge any rights and responsibilities provided for in 16 N.Y.C.R.R. 605 (Common Carrier Rules) and in the Commission's Opinion and Order Resolving ONA Issues and Adopting a Statement of ONA Principles (issued and effective Sept. 11, 1989).

 E. Reciprocal Compensation

  R-Net shall pay and receive reciprocal compensation for the exchange of local message traffic between it and other carriers offering simultaneous local two-way service within the pre-restructure RTC service territory (e.g., including cellular but excluding paging), and both the charge that R-Net shall pay and the payment that it shall receive, shall be equal to R-Net's then-applicable access charges. The intrastate Carrier Common Line Charge shall not be applicable to the exchange of local traffic.

  Where a certified carrier and R-Net are interconnected for the exchange of local traffic, and where such interconnection takes place pursuant to paragraph III.D. above, and R-Net is accorded reciprocal interconnection rights, to the extent that the exchange of local traffic is in balance as defined below, then the terminating carrier shall itself be compensated for the termination of that traffic on its network at R-Net's tariff rate for local switching, but the terminating carrier shall be responsible for any local transport that is required for completion of the call. For purposes of this paragraph III.E., local traffic is traffic that originates and terminates within the pre-restructure RTC service territory.

  R-Net and any other certified carrier exchanging local traffic shall be required to measure, on a monthly basis, both the originating and terminating minutes of local usage on their respective networks. Network traffic will be considered out of balance unless and until the minutes of local traffic exchanged between the two carriers are approximately equal, as defined below. To the extent that the percentage difference in R-Net's originating minutes of local use that terminate on another certified carrier's network and R-Net's terminating minutes of local use that originate on that carrier's network is equal to or less than 10% of the smaller of the two values (minutes of use), the traffic will be considered in balance.

  Recognizing the technical constraints of cellular carriers and other potential market entrants, where it is not technically possible for R-Net to interconnect directly to each of another carrier's end offices, R-Net will pay transport charges for traffic that it terminates on such carrier's network until such time as that carrier interconnects, through its own facilities or a third carrier's facilities, directly to an R-Net end-office.

 F. Number Portability

  All certified facilities-based switched local exchange carriers shall be equally entitled to the assignment of NXX central office codes and inclusion in the Local Exchange Routing Guide as independent carriers. R-Net will offer the following two forms of limited number portability:

    (1) A customer changing resellers without a change of underlying R-Net facilities will retain the R-Net telephone number; and

    (2) A customer changing networks but remaining within the same central office boundaries will retain the R-Net number at the election of the new network carrier. R-Net will forward calls to the other network carrier by using either call forwarding or Direct Inward Dialing or other suitable arrangements at R-Net's option.

  The other network carrier will be obligated to arrange for adequate connections between the R-Net central office formerly serving the customer and the other network. Where the call originates on the R-Net network, but is terminated on the other carrier's network, R-Net will compensate the other network carrier based upon applicable access charges except the intrastate carrier common line charge.

  To compensate R-Net for its additional switching costs, R-Net will establish a monthly surcharge on all working numbers provided by R-Net, payable by the carrier providing end user service on that number. R-Net shall absorb, without additional end user charges, the surcharge applicable to the numbers on which it provides service directly to end users, and the surcharge applicable to numbers serving other carriers' end users will be billed to those carriers. The surcharge shall be computed annually and the amount to be recovered shall be the per-minute incremental cost of switching ("Switching Costs") multiplied by the number of minutes of traffic forwarded to another carrier pursuant to this number portability arrangement.

  R-Net will absorb the first cumulative $1 million of Switching Costs as computed immediately above regardless of how such switching costs would have been allocated by the surcharge. Once R-Net has absorbed such cumulative $1 million of Switching Costs, R-Net will thereafter recover on a prospective basis, all Switching Costs incurred in the provision of number portability via the surcharge, computed as provided above. The technical specifications of such interconnections will be referred to the Committee on Standards and Cooperative Practices.

  In conjunction with the Committee on Standards and Cooperative Practices, R-Net will also investigate the cost and desirability of full number portability through an Advanced Intelligent Network database hookup. R-Net agrees to implement full number portability when it is technically feasible, commercially available, and economically practical. R-Net agrees that R-Net does not have to manage the databases associated with full number portability provided all carriers receive full and equal access. R-Net does not, by this Agreement, commit to fund those databases.

  Nothing precludes an end user customer or a carrier from raising any issue with respect to number portability with the Committee on Standards and Cooperative Practices or the Commission.

 G. Network Data

  In order to avoid charges for R-Net's business office services, a carrier taking service from R-Net must arrange for direct access into R-Net's customer records, order entry and repair record databases. R-Net will partition these databases to ensure that each carrier has access only to its own customers' information. R-Net will offer, pursuant to tariff, terminals to access R-Net's above databases, including training in their use, to any certified carrier and will include the Commission's Privacy Requirements, as described in paragraph I.E.2., in these tariffs. There will also be a tariffed charge for database access and maintenance.

 H. Residential Services

  Any certified carrier desirous of purchasing bundled residential flat rate ("FR") or measured rate ("MR") service from R-Net will be required, as a condition of receiving such service, to provide to R-Net, and to the Commission, a certification that it will only resell such service, or its constituent elements, to customers who qualify for the purchase of such service at retail from R-Net. If, notwithstanding such certification, the carrier shall have resold FR and MR service, or its constituent elements, in violation of this provision, at the election of R-Net, and subject to the approval of the Director of the Communications Division of the DPS that a penalty is appropriate, that carrier thereafter shall forfeit its entitlement to purchase such services from R-Net and all of its residential services shall be repriced at the applicable business rates retroactive for three months, based on average volumes of calling.

  On a quarterly basis, a representative sample of residential service purchased by resellers will be reviewed by R-Net to establish the authenticity of these residential end users, and the result of this sampling shall be provided to the Director of the Communications Division of the DPS.

  Residential end user customers will have the following rate choices from R-
Net:

  1. Bundled flat rate service or

  2. Bundled link/port for metered service, with usage charged on a per message basis.

  Residential end user customers currently receiving MR 50 or MR 80 service from RTC may continue to receive that service from R-Net. However, no new customers for these services will be added after the effective date of the OMP.

  Resellers will be permitted to purchase the following residential services:
(a) a bundled link/port for measured service, with usage charged on a per-minute basis; (b) a bundled flat rate service, only where usage in excess of 750 minutes per month will be charged on a per-minute basis; or (c) an unbundled link (at cost), port (at cost), with usage charged on a per-minute basis.

  To the extent that R-Net, in its next rate filing, seeks recovery for new network investment, it shall include in any filing, facts sufficient for the parties and the Commission to conclude that its filing does not include any costs associated with the improper resale of flat rate residential service.

 I. Payphone Demarcation Point

  R-Net shall establish a procedure for identifying the demarcation point of each installed payphone and such demarcation point shall be at the same location, in the case of new installations, notwithstanding whether the provider of service is R-Net or a competitor. Whenever R-Net provides for the installation of a new payphone, or does maintenance work on an existing payphone installation, it shall install an interface at the location determined pursuant to this paragraph that shall serve as the demarcation point.

 J. Diffusion of Technology

  The parties recognize the importance of the widespread availability of the telecommunications infrastructure to economic development and enhancing the quality of life for all New Yorkers. R-Net and R-Com expect to be successful competitors and therefore will need to develop aggressively new services and markets and encourage the widespread diffusion of telecommunications technologies. Some physically challenged consumers, consumers in the economically disadvantaged regions of the service territories of R-Net and R-Com and in rural areas, may be underserved. They, too, should receive the benefits of this technology. Toward that end, R-Net and R-Com shall consider the needs of these communities as they make decisions to bring new services into their service territories.

IV. Customer Outreach and Marketing Activities

  A. RTC recognizes its responsibility to inform the affected public of the changes occurring as a result of this Agreement. In this regard, RTC shall develop, in consultation with Staff, a customer education and outreach program to advise customers within RTC's pre-restructuring service territory of the implications of the reorganization of RTC as proposed in this Agreement and of the customer choices that will be made available as a result of that reorganization and the introduction of the OMP. RTC shall submit its customer outreach plan to the Director of the Consumer Services Division of the DPS within two months of the signing of this Agreement.

  B. R-Net shall, following public input, develop a set of principles for its marketing activities consistent with the Commission's Privacy Requirements, as described in paragraph I.E.2., and shall communicate those principles to its employees. R-Net shall provide those principles to the Director of the Consumer Services Division of the DPS by no later than January 1, 1996.

V. Relationship to Competition II Proceeding

  The parties understand that this Agreement may be modified by the resolution of the pending Competition II proceeding (Case 94-C-0095), or in a subsequent proceeding initiated by the Commission, if the Commission makes a finding therein that the public interest requires modification of a provision of this Agreement.

VI. Term of Agreement

  The parties intend that the rates provided for in this Agreement shall remain in effect from January 1, 1995, through and including December 31, 2001, except as provided below. R-Net's rates may be changed, effective January 1, 2000, as a result of a rate proceeding filed by R-Net or a proceeding initiated by the Commission, seeking permanent or temporary rates to be effective on January 1, 2000. If the Commission's proceeding is pending on January 1, 2000, R-Net's rates shall be made temporary effective January 1, 2000, for an amount of $4.5 million, pending resolution of the Commission's proceeding. In the event that R-Net terminates this Agreement with such a rate filing, it shall create a deferred account in the amount of $4.5 million, plus associated carrying charges, for disposition by the Commission for the benefit of R-Net's customers. In the event of termination by R-Net or by the Commission, R-Net shall ensure that the entire $17 million credit to the depreciation reserve, set forth in paragraph II.D. above, is completed by December 31, 1999. If R-Net's rates are not modified to be effective as of January 1, 2000, R-Net's rates shall remain in effect until January 1, 2002, except as provided for in paragraph XI.

  All other terms of this Agreement continue to remain in effect unless specifically modified by the Commission, except, however, nothing in this Agreement will be construed to confer upon the Commission any authority to reverse its authorization for the reorganization of RTC as an unregulated holding company.

VII. R-Net and NY Telco Monitoring

  Staff will submit a report to the Commission on an annual basis analyzing R-Net's performance under this Agreement. This report will include a summary of R-Net's financial data, service quality measurements, pricing changes, new services introduced during the period, service penetration levels, including Lifeline connections, Staff's evaluation of the degree of competition in the service territory, and information necessary to assure R-Net's compliance with the terms of this Agreement.

  R-Net and the other NY Telcos will submit to the Director of the Communications Division of the DPS, on or before April 1 of each year of the plan, a report containing the specific information listed on Appendix 10 for the preceding calendar year, as well as any other information R-Net and Staff consider relevant to the

Department's reviews. The reports will be signed by managers of R-Net and the other NY Telcos attesting to the accuracy of the data submitted. The procedures of 16 N.Y.C.R.R. Subpart 6-1 shall be followed, if applicable.

VIII. Further Information

  The parties agree that the information contained in Appendix 11 will be provided to Staff in the time frame agreed to. In the event the information is not provided on a timely basis, the parties will jointly seek an extension of the hearing and/or briefing schedule. In addition, RTC will file tariffs for "business office interexchange carrier services" and "audio teleconferencing service", as described in RTC's CAM, Section V by June 7, 1994.

IX. Enforcement

  Upon approval by the Commission, the terms and conditions of this Agreement shall be deemed a Commission order. Any violation of the requirements of this Agreement will be subject to the enforcement process and remedies for violations of Commission orders.

X. Entire Agreement

  The terms and provisions of this Agreement are submitted in their entirety to the Commission for its approval; this Agreement represents a single fully-integrated statement of the negotiated positions of the parties and is not offered to the Commission for approval on a piecemeal basis. To the extent that this Agreement conflicts with any previous RTC agreement, this Agreement controls, except as provided herein. The parties agree to be bound by the terms of this Agreement only in the event that it is approved in full by the Commission. The parties further agree that none of the provisions of this Agreement and none of the positions taken herein may be referred to or relied upon in any fashion as precedent or otherwise in any other proceeding before this Commission or any other regulatory agency or court, except as necessary to carry out the terms of this Agreement or with the consent of the parties hereto. The corporate restructuring is subject to the approval of the Board of Directors and the shareowners of RTC. The approval of the Board of Directors shall be communicated to the Commission prior to the Commission's action on this Agreement.

XI. Reservation of Commission Authority

  The parties understand that the Commission reserves the authority to modify this Agreement if unforeseen circumstances in the opinion of the Commission have such a substantial impact upon R-Net's financial performance as to render this Agreement unreasonable, unnecessary or insufficient for the provision of safe and adequate service.

XII. Counterparts

  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Agreement.

  In Witness Whereof, the parties have duly executed this Agreement, as of the date first here and above written.
STAFF OF THE NEW YORK STATE DEPARTMENT OF PUBLIC SERVICE

  /s/ Penny Rubin

By: _______________________

  Title: Staff Counsel

  Date:  May 13, 1994

COMMUNICATIONS WORKERS OF AMERICA, AFL-CIO

  /s/ Jan J. Pierce

By: _______________________

  Title: Vice President

  Date:  May 13, 1994

NEW YORK STATE DEPARTMENT OF ECONOMIC DEVELOPMENT

  /s/ Alan J. Taddiken

By: _______________________

  Title: Director of Policy

  Date:  July 25, 1994

NEW YORK STATE TELEPHONE ASSOCIATION, INC.

  /s/ Robert W. Zinnecker

By: _______________________

  Title: President

  Date:  July 27, 1994
ROCHESTER TELEPHONE CORPORATION, on behalf of itself, R-Net, R-Com, Distributed Solutions, Inc., AuSable Valley Telephone Company, Inc., Highland Telephone Company, Seneca-Gorham Telephone Corporation and Sylvan Lake Telephone Company, Inc.

  /s/ John K. Purcell

By: _______________________

  Title: Corporate Vice President

  Date:  May 13, 1994

TIME WARNER COMMUNICATIONS

  /s/ Paul B. Jones

By: _______________________

  Title: Senior Vice President--
         Regulatory and Public
         Affairs

  Date:   May 16, 1994

PUBLIC UTILITY LAW PROJECT OF NEW YORK, INC.

  /s/ Michael L. Haase

By: _______________________

  Title: Staff Attorney (Not
         Admitted in New York)

  Date:  August 1, 1994

                                                                      APPENDIX 3

                   CURRENT CORPORATE STRUCTURE OF THE COMPANY

                            [GRAPHIC APPEARS HERE]


                                    III-1

                                                                      APPENDIX 4

                CONTEMPLATED CORPORATE STRUCTURE OF THE COMPANY
                  UPON IMPLEMENTATION OF THE OPEN MARKET PLAN


                            [GRAPHIC APPEARS HERE]

                                                                      APPENDIX 5

                     SCHEDULE OF RATE REDUCTIONS AND RATES

Schedule of Rate Reductions

                                                                                                          Total
                           1/1/95      1/1/96     1/1/97     1/1/98     1/1/99     1/1/00     1/1/01   Reductions
                         ----------- ---------- ---------- ---------- ---------- ---------- ---------- -----------
Res. Touchtone.......... $ 4,962,500         $0         $0         $0         $0         $0         $0 $ 4,962,500
Bus. Touchtone.......... $   156,460 $2,500,000 $1,500,040         $0         $0         $0         $0 $ 4,156,500
Lifeline................ $   450,000         $0         $0         $0         $0         $0         $0 $   450,000
LMS..................... $ 1,819,762         $0         $0 $1,466,882 $1,500,316 $1,441,391 $1,088,327 $ 7,316,678
Access.................. $ 2,829,625         $0         $0 $   31,358         $0 $   52,263 $  386,747 $ 3,299,993
Cellular................ $   781,653         $0         $0 $    2,048         $0 $    3,414 $   25,258 $   812,373
                         ----------- ---------- ---------- ---------- ---------- ---------- ---------- -----------
Total................... $11,000,000 $2,500,000 $1,500,040 $1,500,288 $1,500,316 $1,497,068 $1,500,332 $20,998,044
Schedule of Rates
                           Current     1/1/95     1/1/96     1/1/97     1/1/98     1/1/99     1/1/00     1/1/01
                         ----------- ---------- ---------- ---------- ---------- ---------- ---------- -----------
Res. Touchtone..........  $1.4800     $0.0000    $0.0000    $0.0000    $0.0000    $0.0000    $0.0000    $0.0000
Bus. Touchtone..........  $3.8700     $3.7200    $1.4000    $0.0000    $0.0000    $0.0000    $0.0000    $0.0000
LMS Peak 1 min..........  $0.0750     $0.0630    $0.0630    $0.0630    $0.0540    $0.0470    $0.0420    $0.0380
LMS Peak 2 min..........  $0.0750     $0.0700    $0.0700    $0.0700    $0.0670    $0.0620    $0.0500    $0.0484
LMS Peak 3 min..........  $0.0750     $0.0750    $0.0750    $0.0750    $0.0730    $0.0700    $0.0700    $0.0660
LMS Peak add. min.......  $0.0220     $0.0220    $0.0220    $0.0220    $0.0220    $0.0220    $0.0220    $0.0220
LMS Off-Peak 1 min......  $0.0500     $0.0500    $0.0500    $0.0500    $0.0500    $0.0470    $0.0420    $0.0380
LMS Off-Peak 2 min......  $0.0500     $0.0500    $0.0500    $0.0500    $0.0500    $0.0500    $0.0500    $0.0484
LMS Off-Peak 3 min......  $0.0500     $0.0500    $0.0500    $0.0500    $0.0500    $0.0500    $0.0500    $0.0500
LMS Off-Peak add. min...  $0.0140     $0.0140    $0.0140    $0.0140    $0.0140    $0.0140    $0.0140    $0.0140
Access LS...............  $0.01629    $0.01105   $0.01105   $0.01105   $0.01102   $0.01102   $0.01097   $0.01060
Access LT...............  $0.0129     $0.01105   $0.01105   $0.01105   $0.01102   $0.01102   $0.01097   $0.01060

                             Graphic Appendix List

 Page No.                               Description
 --------                               -----------
  III-1                          CURRENT CORPORATE STRUCTURE OF THE COMPANY

  IV-1                           CONTEMPLATED CORPORATE STRUCTURE OF THE
                                   COMPANY UPON IMPLEMENTATION OF THE OPEN
                                   MARKET PLAN

                   (LOGO OF ROCHESTER TELEPHONE CORPORATION)

                           Proxy For Common Shares

P R O X Y

    I authorize Ronald L. Bittner and/or Josephine S. Trubek, or their substitutes, to vote all shares of Rochester Telephone Corporation which I am entitled to vote at the Special Meeting of Common Shareowners on December 19, 1994, or at any adjournment thereof, as specified on the reverse side, and to act in their discretion upon such other matters which may properly come before the meeting, or which are incident to the conduct of the meeting, and which the Board of Directors does not know, at the time of this solicitation, will be presented at the meeting.


    THIS PROXY IS SOLICIATED ON BEHALF OF THE BOARD OF DIRECTORS. THE
SHARES PRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION
TO THE CONTRARY IS INDICATED, IT WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SPECIFIED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE
THE MEETING AND AT ANY ADJOURNMENT THEREOF.

                                                                     SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE

    Please mark
    votes as in
[X] this example.

Approval of each of the first four Proposals is contingent on the approval of all such Proposals. Unless each of the first four Proposals is approved by shareowners, none of the actions contemplated by such Proposals will be taken by the Company. Approval of the Proposal to change the Company's name to ``Frontier Corporation'', however, is not contingent on approval of any other Proposal.

1. Approval of the Open Market Plan Agreement, the transactions contemplated thereby, and related amendments to the Company's Restated Certificate of Incorporation (the ``Certificate'').

For        Against         Abstain
[_]          [_]             [_]

2. Approval of a Certificate amendment to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000 shares.

For        Against         Abstain
[_]          [_]             [_]

3. Approval of a Certificate amendment to authorize 4,000,000 shares of a new class of preferred stock.

For        Against         Abstain
[_]          [_]             [_]

4. Approval of a Certificate amendment to permit the redemption of shares of common stock to the extent necessary to prevent the loss of any governmental license or franchise held by the Company or any of its subsidiaries.

For        Against         Abstain
[_]          [_]             [_]


5. Approval of a Certificate amendment to change the name of the Company to ``Frontier Corporation''.

For        Against         Abstain
[_]          [_]             [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR PROPOSALS 1 THROUGH 5.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
[_]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING
[_]

The undersigned hereby acknowledges recept of the Notice of Special Meeting of Common Shareowners and Proxy Statement.

Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such. For joint accounts each joint owner should sign.

Signature:                                                     Date:
- - -------------------------------------------------------------------------------

Signature:                                                     Date:
- - -------------------------------------------------------------------------------

Report of Independent Accountants
- - ---------------------------------

To the Shareowners of
Rochester Telephone Corporation

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, shareowners' equity and cash flows present fairly, in all material respects, the financial position of Rochester Telephone Corporation and its subsidiaries at December 31, 1993, 1992 and 1991, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.
  As discussed in Note 11 to the financial statements, during the first quarter of 1993 the Company adopted the provisions of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions."

                                       /s/ Price Waterhouse LLP

                                           Price Waterhouse

January 17, 1994
1900 Chase Square
Rochester, New York 14604